    As filed with the Securities and Exchange Commission on April 29, 1998

                                                     Registration No. 33-75608
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 5 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                            ----------------------

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                            Thomas C. Lauerman, Esq.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

    / / immediately upon filing pursuant to paragraph (b) of Rule 485
    --

    /X/ on May 1, 1998 pursuant to paragraph (b) of Rule 485
    --
    / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    --
    / / on (date) pursuant to paragraph (a)(1) of Rule 485
    --

If appropriate check the following box

    / / this post-effective amendment designates a new effective date for a
    --
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1997 pursuant to Rule 24f-2 on February 26, 1998.

FCC0011

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and Series
                                 Fund John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and Series Fund,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that John Hancock
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 Series Fund

11, 12                           Summary, The Account and Series
                                 Fund, Distribution of
                                 Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and Series Fund

17                               Summary, Policy
                                 Provisions and Benefits

18                               The Account and Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes that John Hancock
                                 Can Make

21                               Policy Provisions and Benefits

22                               Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               John Hancock

26                               Not Applicable

27,28,29,30                      John Hancock, Board
                                 of Directors and Executive
                                 Officers of John Hancock

31,32,33,34                      Not Applicable

35                               John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies, John
                                 Hancock, Charges and Expenses

42,43                            Not Applicable

44 The Account and Series Fund, Policy Provisions and Benefits, Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46 The Account and Series Fund, Policy Provisions and Benefits, Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy Provisions

52                               The Account and Series Fund,
                                 Changes that John Hancock
                                 Can Make

53,54,55,56,57,58,59             Not Applicable


FCC/W3RAK(1490)

                                                        John Hancock Mutual Life
                                                           Insurance Company
                                                             (John Hancock)

               SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY
            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                              John Hancock Place
                          Boston, Massachusetts 02117

                        JOHN HANCOCK SERVICING OFFICE:
                                 P.O. Box 111
                          Boston, Massachusetts 02117

                  TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                               FAX 617-572-5410


                          PROSPECTUS MAY 1, 1998

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Mutual Variable Life Insurance Account UV ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock"). The assets of the Fixed Account will be invested in the general account of John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectus for the Fund, which is attached to this Prospectus, describes the investment objectives, policies and risks of investing in the Portfolios of the Fund: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. (The Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are not currently available to Owners but are expected to be made available later in 1998.) Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

      THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
     IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                          Page
SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
JOHN HANCOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
THE ACCOUNT AND SERIES FUND  . . . . . . . . . . . . . . . . . . . . .      7
THE FIXED ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . .     10
POLICY PROVISIONS AND BENEFITS . . . . . . . . . . . . . . . . . . . .     10
  Requirements for Issuance of Policy  . . . . . . . . . . . . . . . .     10
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
  Account Value and Surrender Value  . . . . . . . . . . . . . . . . .     15
  Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
  Death Benefit Options  . . . . . . . . . . . . . . . . . . . . . . .     16
  Definition of Life Insurance . . . . . . . . . . . . . . . . . . . .     17
  Excess Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
  Partial Withdrawal of Excess Value . . . . . . . . . . . . . . . . .     18
  Transfers Among Subaccounts  . . . . . . . . . . . . . . . . . . . .     18
  Loan Provisions and Indebtedness . . . . . . . . . . . . . . . . . .     20
  Default and Options on Lapse . . . . . . . . . . . . . . . . . . . .     21
  Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . .     22
CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .     22
  Charges Deducted from Premiums . . . . . . . . . . . . . . . . . . .     22
  Sales Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
  Administrative Surrender Charge  . . . . . . . . . . . . . . . . . .     24
  Reduced Charges for Eligible Groups  . . . . . . . . . . . . . . . .     24
  Charges Deducted from Account Value  . . . . . . . . . . . . . . . .     24
DISTRIBUTION OF POLICIES . . . . . . . . . . . . . . . . . . . . . . .     27
TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .     28
  Policy Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .     28
  Charge for John Hancock's Taxes  . . . . . . . . . . . . . . . . . .     29
  Corporate and H.R. 10 Plans  . . . . . . . . . . . . . . . . . . . .     29
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK  . . . . . .     30
REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
VOTING PRIVILEGES  . . . . . . . . . . . . . . . . . . . . . . . . . .     31
CHANGES THAT JOHN HANCOCK CAN MAKE . . . . . . . . . . . . . . . . . .     32
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . .     32
EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     33
APPENDIX--OTHER POLICY PROVISIONS  . . . . . . . . . . . . . . . . . .     74
APPENDIX--IMPACT OF YEAR 2000  . . . . . . . . . . . . . . . . . . . .     76
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER
 VALUES AND ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . .     77

THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                      INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                         Page
Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Administrative Surrender Charge . . . . . . . . . . . . . . . . . . .     23
Attained Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
Base Policy Premium . . . . . . . . . . . . . . . . . . . . . . . . .     11
Basic Account Value . . . . . . . . . . . . . . . . . . . . . . . . .     17
Contingent Deferred Sales Charge  . . . . . . . . . . . . . . . . . .     22
Corridor Factor . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
Current Death Benefit . . . . . . . . . . . . . . . . . . . . . . . .     15
Death Benefit Factor  . . . . . . . . . . . . . . . . . . . . . . . .     15
Excess Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
Experience Component  . . . . . . . . . . . . . . . . . . . . . . . .     17
Fixed Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Grace Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
Guaranteed Death Benefit  . . . . . . . . . . . . . . . . . . . . . .     15
Guaranteed Maximum Recalculation Premium  . . . . . . . . . . . . . .     11
Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
Investment Rule . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
Loan Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
Minimum First Premium . . . . . . . . . . . . . . . . . . . . . . . .     10
Modal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
Premium Component . . . . . . . . . . . . . . . . . . . . . . . . . .     17
Premium Recalculation . . . . . . . . . . . . . . . . . . . . . . . .     11
Required Premium  . . . . . . . . . . . . . . . . . . . . . . . . . .     10
Servicing Office  . . . . . . . . . . . . . . . . . . . . . . . . . .      6
Subaccount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover
Sum Insured . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
Surrender Value . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Variable Subaccounts  . . . . . . . . . . . . . . . . . . . . . . . .      2

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock issues variable life insurance policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibility. Other policies issued by John Hancock are offered by means of other prospectuses.

  The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: Premium payments are periodically made to John Hancock in amounts sufficient to meet the premium schedule selected. John Hancock takes from each premium an amount for taxes, and, from certain premiums, a sales charge. John Hancock then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Fund. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of John Hancock. During the year, John Hancock takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may be either level or variable as elected by the Owner. The level death benefit provides a death benefit that generally remains fixed in amount and an Account Value that varies daily. Two versions of the level death benefit are available. The variable death benefit provides for a death benefit and Account Value that may vary daily. John Hancock guarantees that the death benefit will never be less than the Sum Insured at issue, absent a partial surrender ("Guaranteed Death Benefit").

  At issue of the Policy, the Current Death Benefit is generally well below the Guaranteed Death Benefit. Whether or not it exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit exceeds the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and John Hancock bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is the sum of the amounts of the premium that John Hancock credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. John Hancock does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any Administrative Surrender Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Sum Insured at issue is $50,000. All persons insured must be no more than 75 years of age at issue and meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" class, which has the lowest insurance charges for this Policy. Policies issued under certain circumstances will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Base Policy Premiums are determined as follows: A fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. On this date, in the absence of an earlier election by the Owner, the "Base Policy Premium" is automatically shifted to a new premium schedule and a new fixed annual premium becomes payable on a scheduled basis for the remaining life of the Policy. The new Base Policy Premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the Premium Recalculation take place on any Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. The Base Policy Premium depends upon the Sum Insured at issue and the insured's age, smoking status and sex (unless the Policy is sex-neutral). Base Policy Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. These premiums, along with the Base Policy Premiums, are the Required Premium. There is a 61-day grace period in which to make Required Premium payments due after the Minimum First Premium is received.

  Within limits, Required Premiums may be paid in advance and more than the Required Premiums may be paid. If the Account Value under a Policy is sufficiently high, a Required Premium payment otherwise scheduled need not be paid.

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Fund. The assets of each variable Subaccount are invested in a corresponding Portfolio of the Fund. The current Portfolios of the Fund are: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market.

  The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to John Hancock Variable Series Trust I (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).


                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement*
    ---------           ----------  -------------  ---------   --------------
Managed . . . . . . .      0.33%        0.04 %       0.37%            N/A
Growth & Income . . .      0.25%        0.03 %       0.28%            N/A

                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement*
    ---------           ----------  -------------  ---------   --------------
Equity Index. . . . .      0.15%        0.25 %       0.40%           0.40%
Large Cap Value . . .      0.75%        0.25 %       1.00%           0.31%
Large Cap Growth. . .      0.39%        0.05 %       0.44%            N/A
Mid Cap Value . . . .      0.80%        0.25 %       1.05%           0.34%
Mid Cap Growth. . . .      0.85%        0.25 %       1.10%           0.57%
Diversified Mid Cap
 Growth . . . . . . .      0.75%        0.10 %       0.85%            N/A
Real Estate Equity. .      0.60%        0.09 %       0.69%            N/A
Small/Mid Cap CORE. .
Small Cap Value . . .      0.80%        0.25 %       1.05%           0.50%
Small Cap Growth. . .      0.75%        0.25 %       1.00%           0.37%
Global Equity . . . .
International Balanced     0.85%        0.25 %       1.10%           0.71%
International Equity
 Index. . . . . . . .      0.18%        0.19 %       0.37%            N/A
International
 Opportunities. . . .      0.97%        0.25 %       1.22%           0.60%
Emerging Markets
 Equity . . . . . . .
Short-Term Bond . . .      0.30%        0.21%        0.51%            N/A
Bond Index. . . . . .
Sovereign Bond. . . .      0.25%        0.06 %       0.31%            N/A
Strategic Bond. . . .      0.75%        0.25 %       1.00%           0.57%
High Yield Bond . . .
Money Market. . . . .      0.25%        0.08 %       0.33%            N/A

---------

* John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

WHAT ARE THE CHARGES MADE BY JOHN HANCOCK?

  State Premium Tax and Federal DAC Tax. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge Deduction from Premium. A charge equal to no more than 5% of all premiums received in any Policy year up to the Required Premium for that year. John Hancock currently intends to waive this deduction from Required Premiums received after the first 10 Policy years.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 13 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of Base Policy Premiums paid to date. The total charges for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all Required Premiums are paid, over that period.

  Administrative Surrender Charge. A charge deducted from Account Value if the Policy lapses or is surrendered in the first 9 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs and the amount of the Policy's Guaranteed Death Benefit at that time. The maximum charge is $5 per $1000 of Guaranteed Death Benefit.

  Issue Charge. A $20 charge deducted monthly from Account Value in the first Policy year.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $8 (currently $6.00) for all Policy years.

  Insurance Charge. A charge based upon the amount for which John Hancock is at risk, considering the attained age and risk classification of the insured and John Hancock's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value. Beginning in the tenth Policy year, John Hancock will make a special credit to the Account Value on a monthly basis. This credit will be reflected as a reduction to the insurance charge.

  Guaranteed Death Benefit Charge. A charge not to exceed 3c per $1000 (currently 1c per $1000) of current Sum Insured deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations.

  Charge for Mortality and Expense Risks. A charge made daily from the variable Subaccounts at an effective annual rate of .60% of the assets of each variable Subaccount.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge of $20 is deducted from Account Value at the time of any partial withdrawal of any Excess Value. No Contingent Deferred Sales Charge or Administrative Surrender Charge is applicable to any such withdrawals.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. (See "Charge for John Hancock's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by John Hancock from its general account to one or more of the Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less the sales charge deducted from certain premiums and less the charges deducted from all premiums for state premium taxes and the Federal DAC Tax. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which John Hancock will allocate amounts to Subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales expenses, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  Three death benefit options are available at the time of application for a Policy.

  Option 1: Level Death Benefit. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit.

  Option 2: Variable Death Benefit. A variable death benefit equal to the greater of the Guaranteed Death Benefit plus any Excess Value or the Current Death Benefit.

  If neither of the above Options meets the objectives of the Owner, a third Option may be elected and an endorsement to the Policy will be issued. This Option is described below.

  Option 3: Level Death Benefit With Greater Funding. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit. It differs from the Level Death Benefit Option described above in that a greater amount of premium payments can generally be made by the Owner.

  The Current Death Benefit is equal to the Account Value multiplied by a Corridor Factor or a Death Benefit Factor. In all three Options, when the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever the Policy's Account Value increases, and decrease whenever the Account Value decreases, but never below the Guaranteed Death Benefit. These factors increase the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits"; "Death Benefit Options"; "Definition of Life Insurance" and "Tax Considerations".

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of the Notice of Withdrawal Right, whichever is latest, to John Hancock's Servicing Office, or to the agent or agency office through which it was delivered. Coverage under the Policy will be cancelled immediately as of the date of such mailing or delivery. Any premium paid on it will be refunded.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                                 JOHN HANCOCK

  John Hancock, a mutual life insurance company, is authorized to transact a life insurance and annuity business in Massachusetts and all states.

  John Hancock is a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                          THE ACCOUNT AND SERIES FUND

  The Account, a separate account established under Massachusetts law in 1993 meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account or John Hancock.

  The assets in the variable Subaccounts are invested in the corresponding Portfolio of the Fund, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Fund and made available to Owners.

SERIES FUND

  The Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. The Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund prospectus for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.

  John Hancock acts as the investment manager for the Fund and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity and Short-Term Bond Portfolio. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and, together with its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of John Hancock's general account assets. John Hancock's general account consists of assets owned by John Hancock other than those in the Account and in other separate accounts that have been or may be established by John Hancock. Subject to applicable law, John Hancock has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, John Hancock guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the Required Premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. John Hancock guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. John Hancock may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, John Hancock will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                         POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made.

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at issue of $50,000. All persons insured must be age 75 or under and meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Amounts of coverage that John Hancock will accept under the Policy may be limited by John Hancock's underwriting and reinsurance procedures as in effect from time to time. Policies issued in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations set forth in this Prospectus are sex-distinct and, therefore, do not reflect the sex-neutral rates, charges or values that would apply to such Policies.

PREMIUMS

  Payment Schedule. Premiums are scheduled and payable during the lifetime of the insured in accordance with John Hancock's established rules and rates. Premiums are payable at John Hancock's Servicing Office on or before the due date specified in the Policy.

  Scheduled premiums are payable annually or more frequently, depending upon the premium schedule mode chosen by the Owner. The scheduled payment date of any premium is the first day of the applicable Modal period. The "Modal" periods are the monthly, quarterly, semi-annual or annual intervals at which the Owner elects to have the scheduled premium payments fall due. The Owner may change the frequency of scheduled premium payments. No additional charge is made for premium payments made more frequently than annually.

  Minimum Premium Requirements. An amount of Required Premium (see below) is determined by John Hancock at the time of issue of the Policy.

  A Minimum First Premium must be received by John Hancock at its Servicing Office in order for the Policy to be in full force and effect. The Minimum First Premium is the first Modal premium. For example, if the Owner has elected a quarterly Modal premium, one-quarter of the initial Required Premium must be received by John Hancock at the time of issue of the Policy.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy, regardless of the mode elected.

  Generally, all premiums received, regardless of when received, are counted by John Hancock when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value. The premium requirement will also be deemed satisfied on any scheduled due date if any Excess Value is available on that scheduled due date. See "Excess Value".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

  Amount of Required Premium. The Required Premium determined at the start of each Modal premium period equals an amount for the Sum Insured ("Base Policy Premium") plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Base Policy Premium does not change until the Premium Recalculation occurs or the Policy is partially surrendered.

  Premium Recalculation. All Policies are issued on a Modified Schedule as the basis for the Base Policy Premium. The Base Policy Premium under the Modified Schedule may increase or decrease upon any Premium Recalculation, whether automatic or elected earlier by the Owner. A Premium Recalculation must occur no later than the Policy anniversary nearest the insured's 70th birthday or, if later, on the tenth Policy anniversary. At the time of the Premium Recalculation, John Hancock determines a new Base Policy Premium which is payable through the remaining lifetime of the insured.

  The Premium Recalculation applicable to any Policy may be elected by the Owner at any time up to the Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by John Hancock at its Servicing Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected automatically by John Hancock as noted above.

  The new Base Policy Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Base Policy Premium. The new Base Policy Premium depends on the insured's sex, smoking status, attained age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A table of Guaranteed Maximum Recalculation Premiums for the insured is determined by John Hancock and set forth in the Policy. The Guaranteed Maximum Recalculation Premium increases as the insured's attained age increases. The new Base Policy Premium will never exceed the Policy's Guaranteed Maximum Recalculation Premium based on the insured's attained age at the time of the recalculation.

  The Premium Recalculation feature makes it possible for John Hancock to set a lower Base Policy Premium (and thus a lower Required Premium) at the time of Policy issuance than would be possible without this feature. If a purchaser at any time wishes to "lock in" a Base Policy Premium (and Required Premium) for the life of the Policy, he or she may request a Premium Recalculation at that time.

  The Guaranteed Maximum Recalculation Premium is lowest for a recalculation at the time a Policy is issued and increases each year the recalculation is delayed. Accordingly, by delaying the Premium Recalculation, the Owner assumes the risk that the Base Policy Premium following the recalculation will be higher than it would have been had the recalculation been performed at the time the Policy was issued. The longer the delay and the lower the Policy's Account Value, the greater this risk. On the other hand, an Owner who defers the Premium Recalculation has the benefit of a lower Base Policy Premium prior to the recalculation and a longer period of time to permit the

Policy to accumulate a sufficient amount of Account Value to reduce the possibility or amount of an increase in the Base Policy Premium at the time of the recalculation.

  If the Policy's Account Value at the time of the Premium Recalculation exceeds the Policy's Basic Account Value, the Base Policy Premium will be less following the recalculation than it would have been had the recalculation been performed at the time of Policy issuance. Otherwise it will be more. As to how the Basic Account Value is determined, see "Excess Value."

  As an example, consider the Policy illustrated on page 62 of this Prospectus (Death Benefit Option 1 in the amount of $100,000, assuming current charge rates, for a male standard risk non-smoker age 35 at issue). If no Premium Recalculation is made at Policy issuance, the Base Policy Premium for this Policy would be $900 until such time as the Premium Recalculation is made. Assuming such premium is paid annually until the Premium Recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the Base Policy Premium would be following a recalculation on the dates shown.


                                         Base Policy Premium Following
                                   Recalculation Assuming Hypothetical Gross
                                           Annual Rate of Return of:
Policy Anniversary of              ------------------------------------------
Premium Recalculation                    0%             6%            12%
---------------------                    --             --            ---
0 (Issue Date) . . . . . . . . .     $1,414.00      $1,414.00      $1,414.00
5  . . . . . . . . . . . . . . .     $1,607.99      $1,581.92      $1,551.41
10 . . . . . . . . . . . . . . .     $1,900.30      $1,791.31      $1,635.15
15 . . . . . . . . . . . . . . .     $2,334.72      $2,058.15      $1,566.76
20 . . . . . . . . . . . . . . .     $3,008.11      $2,433.77      $1,151.92
25 . . . . . . . . . . . . . . .     $4,077.27      $2,998.48      $    0.00
30 . . . . . . . . . . . . . . .     $5,845.15      $3,914.46      $    0.00
35*  . . . . . . . . . . . . . .     $8,404.00      $5,561.76      $    0.00


---------
* Mandatory Premium Recalculation if Owner does not choose earlier date.

  A charge will be made if the new Base Policy Premium is below the Guaranteed Maximum Recalculation Premium for the insured's age at issue of the Policy. The charge will not exceed 3% (currently 1 1/2%) of the amount by which the Policy's Account Value exceeds its Basic Account Value at the time of the Premium Recalculation. See "Guaranteed Minimum Death Benefit Charges." This charge compensates John Hancock for the risk inherent in "locking in" the Base Policy Premium at a lower rate than would have been charged if the Premium Recalculation had been performed at the time of the Policy issuance.

  The amount of any Account Value that is considered Excess Value under a Policy may increase or decrease as a result of a Premium Recalculation. See "Excess Value."

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by John Hancock for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. All premiums are payable at John Hancock's Servicing Office.

  Any premium payment will be processed by John Hancock as of the end of the Valuation Period in which it is received, unless one of the four exceptions noted below is applicable. The net premium begins to earn a return in the Account or Fixed Account, as the case may be, at the close of business on the date as of which it is processed. Each premium payment will be reduced by the state premium tax charge, the Federal DAC Tax charge and the sales charge deducted from certain premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, the minimum allocation to a Subaccount may not be less than 1%, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock. If the Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective.

  There are four exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

     (1) A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

     (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of Required Premium in default; any excess will be processed as of the date of receipt.

     (3) If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

     (4) That portion of any premium that John Hancock delays accepting as described under "Other Premium Limitations" or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which that amount is accepted.

  Flexibility as to Premium Payments. The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. John Hancock reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy. At the time of Policy issuance, John Hancock will determine whether the planned premium billing schedule will exceed the 7-pay limit discussed below. If so, John Hancock will not issue the Policy unless the Owner signs a form acknowledging that fact.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is withdrawn, the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled payment dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium as defined in the law. The "7-pay" premium is greater than the Required Premium but is generally less than the amount an Owner may choose to pay and John Hancock will accept. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment" which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or reinstatement of, or other material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If John Hancock receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgement of that fact. When it identifies such excess premium, John Hancock sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Death Benefits--Definition of Life Insurance". The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. If the payment of a given premium will cause the Policy Account Value to increase to such an extent that an increase in death benefit is necessary to satisfy federal tax law requirements, John Hancock has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will John Hancock refuse to accept any Required Premium. Also, if an Owner has elected to use the "guideline premium and cash value corridor" test for Federal income tax purposes. John Hancock will not accept the portion of any premium that exceeds the maximum amount prescribed under that test.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Assets established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal of Excess Value, increased or decreased by the investment experience of the Subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge and any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first thirteen Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charges for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy, assuming that all Required Premiums are paid, over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living and the Policy is not in a grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at John Hancock's Servicing Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to John Hancock in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which John Hancock would issue a Policy on the life of the insured. The Guaranteed Death Benefit and Required Premium for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of the Account Value will be paid to the Owner and a pro-rata portion of any Contingent Deferred Sales Charge and any Administrative Surrender Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Excess Value".

  A surrender or partial surrender may have significant tax consequences. See "Tax Considerations".

DEATH BENEFITS

  The death benefit proceeds are payable upon the death of the insured while the Policy is in effect. The proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, less any Indebtedness. The death benefit payable under Death Benefit Options 1 and 3, described below, is the greater of the Guaranteed Death Benefit or the Current Death Benefit. The death benefit payable under Death Benefit Option 2 described below is the greater of the Guaranteed Death Benefit, increased by any Excess Value (see "Excess Value") or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at issue of the Policy is the same as the Sum Insured at issue shown in the Policy. Thereafter the Guaranteed Death Benefit may be reduced by a partial surrender on request of the Owner. John Hancock guarantees that, regardless of the investment experience of the Subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times either the Death Benefit Factor or Corridor Factor. The Factor used depends upon the Death Benefit Option selected by the Owner (see below). The Death Benefit Factor depends upon the sex, smoking status and the then attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. A complete list of Death Benefit Factors is set forth in the Policy. The Corridor Factor depends upon the then attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. See "Definition of Life Insurance". The Current Death Benefit is variable; it increases as the Account Value increases and decreases as the Account Value decreases.

DEATH BENEFIT OPTIONS

  If the insured is less than age 20 at the time of application for a Policy, Death Benefit Option 3 (as described below) will automatically apply and will remain applicable for the life of the Policy. However, if the insured is age 20 or older at the time of application, the Owner must select a death benefit option from among the three options described below. After issuance of the Policy the Owner may change the selection from Option 1 to Option 2 or vice versa, subject to such evidence of insurability as John Hancock may require, but may not change the selection to or from Option 3. The three options are:

  Option 1: Level Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Policy will be subject under this option to the "guideline premium and cash value corridor" test as defined by Internal Revenue Code ("Code") Section 7702. This option will offer the best opportunity for the Account Value under a Policy to increase without increasing the death benefit as quickly as it might under the other options. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  Option 2: Variable Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, plus any Excess Value, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. Under this option, the Policy will be subject to the "guideline premium and cash value corridor" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who would like to have an increasing death benefit as early as possible. When the Current Death Benefit exceeds the Guaranteed Death Benefit plus Excess Value (see below), the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  If neither of the above Options meets the objectives of the Owner, a third Option may be elected and an endorsement to the Policy will be issued. This Option is described below.

  Option 3: Level Death Benefit With Greater Funding: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value, multiplied by the Death Benefit Factor, gives a higher death benefit. Under this option, the Policy will be subject to the "cash value accumulation" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who is looking for an increasing death benefit in later Policy years and/or would like to fund the policy at the "7 pay" limit for the full 7 years. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

DEFINITION OF LIFE INSURANCE

  Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current Federal tax law can be used to determine if a Policy complies with the definition of life insurance in Section 7702 of the Code.

  The "guideline premium and cash value corridor" test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. The test also applies a prescribed "Corridor Factor" to determine a minimum ratio of death benefit to Account Value.

  The "cash value accumulation test" also limits the amount of premiums payable under a Policy to a prescribed amount, using a minimum ratio of death benefit to Account Value, but employs as a standard a "net single premium" computed in compliance with the Code. If the Account Value under a Policy is at any time greater than the net single premium at the insured's age and sex for the proposed death benefit, the death benefit will be increased automatically by multiplying the Account Value by a "Death Benefit Factor" computed in compliance with the Code.

EXCESS VALUE

  As of the last Valuation Date in each Policy month, the Account Value of the Policy will be compared against an amount (the Basic Account Value described below) to determine if any "Excess Value" exists under the Policy. Any Excess Value may be withdrawn (as described below) or, if the Variable Death Benefit Option has been elected, will be used in computing the amount of variable death benefit. Excess Value is any amount of Account Value greater than Basic Account Value.

  The annual account statement that John Hancock sends to each Owner will specify the amount of any Excess Value at the end of the reporting period. Owners who wish this information at any other time may contact their sales representative or telephone JHVLICO at 1-800-732-5543.

  Generally, the Basic Account Value at any time is what the Policy's Account Value would have been at that time if level annual premiums (and no additional premiums) had been paid in the amount of the Maximum Guaranteed Recalculation Premium at issue and earned a constant net return of 4% per annum and if the cost of insurance charges had been deducted at the maximum rates set forth in the Policy, and no other charges. The Maximum Guaranteed Recalculation Premium at issue is described under "Premiums--Premium Recalculation" and its amount is specified in each Policy. Notwithstanding the foregoing, if there is a Policy loan outstanding, the Basic Account Value will not be less than 110% of Policy Indebtedness. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current Policy year. The Basic Account Value generally increases as the attained age of the insured increases. Basic Account Value can also be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount deemed necessary to support the Policy's benefits at any time based on accepted actuarial methods.

   Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under John Hancock's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which John Hancock receives written notice satisfactory to it at its Servicing Office. The minimum amount that may be withdrawn is $1,000. A charge of $20 is made against Account Value for each partial withdrawal. Under Death Benefit Option 2, a partial withdrawal will always result in a reduction of the death benefit payable. Under Death Benefit Options 1 and 3, a partial withdrawal will reduce the death benefit payable only when the Current Death Benefit exceeds the Guaranteed Death Benefit. A withdrawal may have significant tax consequences. See "Tax Considerations".

  An amount equal to the Excess Value withdrawn plus the associated charge will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge or Administrative Surrender Charge is deducted upon a partial withdrawal. Amounts withdrawn may reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. Moreover, because the Account Value is reduced by a partial withdrawal, the premium that results from a Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which John Hancock receives the request at its Servicing Office. (John Hancock reserves the right to defer such Fixed Account transfers for up to six months.) Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 25% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but John Hancock reserves the right to impose such a limit in the future. If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts. No transfers among Subaccounts may be made while the Policy is in a grace period.

  Dollar Cost Averaging. A scheduled monthly transfer option is available to Owners seeking to take advantage of "dollar cost averaging". This option provides for the automatic transfer on a monthly basis of a dollar amount chosen by the Owner from the Money Market Subaccount to any of the other variable Subaccounts.

  Eligibility for this option is limited to an Owner who has $2500 or more in the Money Market Subaccount on the day the transfer is scheduled to begin. Scheduled transfers may be made to one or more of any other variable Subaccounts but the amount to be transferred monthly to any Subaccount must be $100 or more.

  Once the written election is received in form satisfactory to John Hancock at its Servicing Office, transfers will begin on approximately the start of the second month following its receipt. To request an election form or if you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect until the receipt of written notice from the Owner by John Hancock at its Servicing Office of cancellation of the option, the election of a continued insurance option on lapse or receipt of notice of the death of the insured, whichever first occurs.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or sending a written request via fax to 1-800-621-0448). Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which John Hancock reasonably believes to be genuine unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that these instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If John Hancock does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to John Hancock or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5% in the first 20 Policy years and 4.5% thereafter.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of John Hancock's general account called the "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and .5% less than the loan interest rate thereafter. The rate credited to Loan Assets will usually be different than the net return for the Subaccounts. Since Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Guaranteed Death Benefit are permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

  If a Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations".

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any Required Premium, unless paid in advance, is in default if not paid on or before its Modal scheduled payment date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable. The premium requirement may also be satisfied and, thus, default may be avoided, if any Excess Value is available on the scheduled due date.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the Subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  The Variable Paid-Up Insurance option is not available unless the initial amount of Variable Paid-Up Insurance is at least $5,000.

  A Policy continued under any option may be surrendered for its Surrender Value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to John Hancock and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable Policy. The exchange will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice of the transfer satisfactory to John Hancock.

                              -----------------

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                              CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  State Premium Tax Charge. A charge equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to John Hancock of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax". John Hancock has determined that this charge is reasonable in relation to John Hancock's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. John Hancock will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGES

  Charges are made to compensate John Hancock for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. John Hancock expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from John Hancock's general assets. See "Distribution of Policies."

  From Premiums. Part of the sales charge is deducted from premiums received. This amount is 5% of the premiums received in any Policy year that do not exceed that year's total Required Premium. John Hancock currently intends to make this deduction only in the first 10 Policy years, but this is not contractually guaranteed and the right is reserved to continue deductions over a longer period. Because the Policies were first offered for sale in 1994, no Policies have yet been outstanding for more than 10 years.

  John Hancock will waive a portion of the sales charge (it is currently waiving a portion equal to 1 1/2% of the Required Premium) otherwise to be deducted on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by John Hancock in the future.

  No sales charge is deducted from a premium payment received in excess of Required Premium in any Policy year. Paying more than one Required Premium in any Policy year could reduce the Owner's total sales charges. For example, if a Required Premium of $1,000 were paid in each of the first two Policy years, the total sales charges deducted would be $100. If instead both of these Required Premiums were paid during the first Policy year, the total sales charge deducted would be only $50. Nevertheless, attempting to accelerate or decelerate premium payments to reduce the potential sales charge deducted from premiums is not recommended. Any such acceleration of premium payments could result in a greater Contingent Deferred Sales Charge (and, hence, a greater overall sales charge) if the Policy were surrendered and would increase the likelihood that the Policy would become a modified endowment (see "Tax Considerations--Policy Proceeds"). On the other hand, to pay less than the amount of Required Premiums by their due dates is to run the risk that the Policy will lapse, in which case the Owner will lose insurance coverage and be subject to additional charges.

  Contingent Deferred Sales Charge. The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's thirteenth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the thirteenth Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and (b) the sum of the Base Policy Premiums due on or before the date of surrender or lapse. (For this purpose Base Policy Premiums are pro-rated through the end of the Policy Month in which the surrender or lapse occurs).


                                                    Maximum Contingent Deferred Sales
                                                  Charge as a Percentage of Base Policy
                                                     Premiums Due Through Effective
   For Surrenders or Lapses Effective During:          Date of Surrender or Lapse
   ------------------------------------------    ---------------------------------------
    Policy Years 1-6 . . . . . . . . . . . . .                   15.00%
    Policy Year 7  . . . . . . . . . . . . . .                   12.85%
    Policy Year 8  . . . . . . . . . . . . . .                   10.00%
    Policy Year 9  . . . . . . . . . . . . . .                    7.77%
    Policy Year 10 . . . . . . . . . . . . . .                    6.00%
    Policy Year 11 . . . . . . . . . . . . . .                    4.55%
    Policy Year 12 . . . . . . . . . . . . . .                    2.92%
    Policy Year 13 . . . . . . . . . . . . . .                    1.54%
    Policy Year 14 and Later . . . . . . . . .                       0%



   The amount of the Contingent Deferred Sales Charge is calculated on the basis of the Base Policy Premium for the age of the insured at the time of issue of the Policy.

  The absence of any need to pay a Required Premium because of the existence of Excess Value on a scheduled due date does not impact the amount of Base Policy Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the fifth Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Base Policy Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years).

Similarly, if a Premium Recalculation is required or effected, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the Base Policy Premium in effect prior to such recalculation.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the sixth Policy year, stays level in the seventh Policy year and is reduced in each Policy year thereafter until it reaches zero in Policy year 14. At issue ages higher than age 54, the maximum is reached at an earlier Policy year, and may be reduced to zero over a shorter number of years.

ADMINISTRATIVE SURRENDER CHARGE

  A charge is made if the Policy is surrendered or lapses in the first nine Policy years to recover administrative expenses relating to the issue of the Policy which would not otherwise be recouped. The maximum charge in Policy years 1 through 6 is $5 per $1,000 of Guaranteed Death Benefit, in Policy years 7 and 8 is $4 per $1,000 of Guaranteed Death Benefit and in Policy year 9 is $3 per $1,000 of Guaranteed Death Benefit. For insureds age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four Policy years. Currently a Policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A Policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth Policy year and is charged no more than $300 if the surrender or lapse is in the first four Policy years. These lower current charges may be withdrawn or modified by John Hancock at some future date.

  This charge is made to compensate John Hancock for expenses incurred in connection with the underwriting, issuance and maintenance of the Policy which may not be recovered in the event of an early surrender or lapse of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges, Administrative Surrender Charge and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where John Hancock anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with John Hancock's rules in effect at the time of the application for a Policy. The factors considered by John Hancock in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policy Owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  The following charges are deducted from Account Value:

  Issue Charge. John Hancock will deduct from Account Value an Issue Charge equal to $20 per month for the first twelve Policy months to compensate John Hancock for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records.

  Maintenance Charge. John Hancock will deduct from Account Value a monthly charge not to exceed $8 for all Policy years. The current monthly charge is $6.

  This charge is to compensate John Hancock for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying John Hancock's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status, underwriting class of the insured and the length of time the Policy has been in effect. John Hancock may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  Beginning on the first processing date of the tenth Policy year, John Hancock will make a special credit to the Account Value on a monthly basis. This credit will be reflected as a reduction to the insurance charge as described below. This credit is guaranteed to be made in the tenth Policy year and each Policy year thereafter as long as the Policy is in force.

  The amount of the reduction will depend upon the length of time the Policy has been in force. In the tenth Policy year the monthly insurance charge will be reduced by an amount equal to a percentage of the current non-loaned portion of the Account Value. This percentage will begin at an annual effective rate of
 .20% in the tenth Policy year and increase annually by .01% through and including the thirtieth Policy year. Thereafter the percentage reduction each year the Policy remains in force will be at an annual effective rate of .40%.

  For example, it is expected that the reduction percentage would be at an effective annual rate of .21% in Policy year 11, .30% in Policy year 20, and
 .40% in Policy year 30.

  John Hancock reserves the right to modify or discontinue this reduction. Because the Policies were first offered for sale in 1994, no reductions have yet been made.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits.

  John Hancock also charges lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher, but these lower rates are not contractually guaranteed and may be withdrawn at some future date.

  Guaranteed Death Benefit Charge. John Hancock deducts a charge from that portion of the Account Value attributable to the variable Subaccounts for the minimum death benefit that has been guaranteed. John Hancock guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, John Hancock currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by John Hancock but will never exceed 3c per $1000 of the current Sum Insured.

  When a Premium Recalculation is effected, and the new Base Policy Premium is less than the Guaranteed Maximum Recalculated Premium for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is1 1/2% of the portion of the Account Value applied to reduce the new Base Policy Premium to an amount below the Guaranteed Maximum Recalculated Premium for the insured's age at issue. This charge may be increased by John Hancock but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the Variable Subaccounts for mortality and expense risks assumed by John Hancock at an effective annual rate of .60% of the value of the assets of each Variable Subaccount attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for John Hancock's Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the first Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $1000. An administrative charge equal to $20 will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Base Policy Premium is guaranteed not to increase, except that a larger Base Policy Premium may result from the Premium Recalculation. The state premium tax charge, the Federal DAC Tax charge, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. The maintenance charge, the Guaranteed Death Benefit Charge, the sales charges, the Administrative Surrender Charge and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fees and Other Expenses. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fees and certain other non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectus for the Fund.

  The monthly deductions from Account Value described above are deducted on the date of issue and on the first day of each Policy month thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that John Hancock is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and the insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. John Hancock will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors representative for selling a Policy is 50% of the Base Policy Premiums (prior to any Premium Recalculation) that would be payable in the first Policy year, 8% of such premiums payable in the second, third and fourth Policy years and 3% of any such premiums received by John Hancock in later years. The maximum commission on any other premium paid in any Policy year is 3%.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies may be sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for the Fund.

                              TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards. Furthermore, John Hancock reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  John Hancock believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances within the first 15 Policy years the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when a Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit have been paid will be treated as distributions from a "modified endowment," which are subject to taxation based on Federal tax legislation. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to, the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as an increase in Sum Insured, the addition of certain other Policy benefits after issue, or reinstatement of a lapsed policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JOHN HANCOCK'S TAXES

  Except for the DAC Tax charge, currently John Hancock makes no charge for Federal income taxes that may be attributable to this class of Policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

  BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:




   Directors                              Principal Occupations
   ---------                              ---------------------
   Samuel W. Bodman        Chairman of the Board and Chief Executive Officer,
                           Cabot Corporation (chemicals)

   Nelson S. Gifford       Principal, Fleetwing Capital Management (financial
                           services)

   William L. Boyan        Vice Chairman of the Board, John Hancock

   E. James Morton         Director, formerly Chairman of the Board, John
                           Hancock

   John F. Magee           Chairman, Arthur D. Little, Inc. (industrial
                           research and consultant).

   John M. Connors, Jr.    Chief Executive Officer and Director, Hill,
                           Holliday, Connors, Cosmopoulos, Inc. (advertising).

   Stephen L. Brown        Chairman of the Board and Chief Executive Officer,
                           John Hancock

   I. MacAllister Booth    Retired Chairman of the Board and Chief Executive
                           Officer, Polaroid Corporation (photographic
                           products)

   C. Vincent Vappi        Former President and Chief Executive Officer, Vappi
                           & Company, Inc. (construction).

   Robert J. Tarr, Jr.     Former President, Chief Executive Officer and Chief
                           Operations Officer, Harcourt, General, Inc.
                           (publishing)

   David F. D'Alessandro   President and Chief Operating Officer, JohnHancock

   Joan T. Bok             Chairman of the Board, New England Electric System
                           (electricutility).

   Robert E. Fast          Senior Partner, Hale and Dorr (law firm).

   Foster L. Aborn         Vice Chairman of the Board, John Hancock

   Lawrence K. Fish        Chairman, President, and Chief Executive Officer,
                           Citizens Financial Group, Inc.(banking).

   Richard F. Syron        Chairman and Chief Executive Officer, American Stock
                           Exchange.

   Kathleen F. Feldstein   President, Economic Studies Inc. (economic
                           consulting).

   Michael C. Hawley       President and Chief Operating Officer, The Gillette
                           Company (razors, etc.).

   Wayne A. Budd           Group President, Bell Atlantic - New England
                           (telecommunications)





   Executive Officers
   ------------------
   Diane M. Capstaff       Executive Vice President

   Thomas E. Moloney       Executive Vice President


   Richard S. Scipione     General Counsel

   Barry J. Rubenstein     Vice President, Counsel and Secretary


  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each Subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding Indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among Subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Fund, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Fund. John Hancock will vote the shares of each of the Portfolios of the Fund which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Fund's shareholders in accordance with instructions received from owners of such policies and contracts. Shares of the Fund held in the Account which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for the Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or the Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                      CHANGES THAT JOHN HANCOCK CAN MAKE

  The voting privileges described in this Prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a Subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                               STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                            REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Malcolm Cheung, F.S.A., an Actuary of John Hancock.

                             FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                               Large Cap    Sovereign   International  Small Cap   International   Mid Cap    Large Cap
                                Growth        Bond        Equities       Growth      Balanced       Growth      Value
                              Subaccount   Subaccount    Subaccount    Subaccount   Subaccount    Subaccount  Subaccount
                              -----------  -----------  -------------  ----------  -------------  ----------  ----------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value. . . . . . . . . . .   $18,634,480  $60,032,856   $3,944,730     $962,215      $85,312      $567,830   $1,678,123
Investments in shares of
 portfolios of M Fund Inc.,
 at value . . . . . . . . .            --           --           --           --           --            --           --
Policy loans and accrued
 interest receivable  . . .     1,557,636    9,680,029      219,946           --           --            --           --
Receivable from:
 John Hancock Variable
  Series Trust 1  . . . . .        10,716       14,482        1,331        1,452          100         2,261        2,449
 M Fund Inc.  . . . . . . .            --           --           --           --           --            --           --
                              -----------  -----------   ----------     --------      -------      --------   ----------
TOTAL ASSETS  . . . . . . .    20,202,832   69,727,367    4,166,007      963,667       85,412       570,091    1,680,572
LIABILITIES
Payable to John Hancock
 Mutual Variable Life
 Insurance Company  . . . .        10,398       13,408        1,266        1,436           99         2,252        2,421
Asset charges payable . . .           318        1,074           65           16            1             9           28
                              -----------  -----------   ----------     --------      -------      --------   ----------
TOTAL LIABILITIES . . . . .        10,716       14,482        1,331        1,452          100         2,261        2,449
                              -----------  -----------   ----------     --------      -------      --------   ----------
NET ASSETS  . . . . . . . .   $20,192,116  $69,712,885   $4,164,676     $962,215      $85,312      $567,830   $1,678,123
                              ===========  ===========   ==========     ========      =======      ========   ==========
                                 Money      Mid Cap       Special      Real Estate
                                Market       Value     Opportunities     Equity
                              Subaccount   Subaccount   Subaccount     Subaccount
                              -----------  ----------  -------------   -----------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value. . . . . . . . . . .   $12,254,998  $2,036,158   $4,091,961     $4,649,139
Investments in shares of
 portfolios of M Fund Inc.,
 at value . . . . . . . . .            --          --           --             --
Policy loans and accrued
 interest receivable  . . .     2,230,242          --           --        225,571
Receivable from:
 John Hancock Variable
  Series Trust 1  . . . . .       386,526      15,188        1,935          1,502
 M Fund Inc.  . . . . . . .            --          --           --             --
                              -----------  ----------   ----------     ----------
TOTAL ASSETS  . . . . . . .    14,871,766   2,051,346    4,093,896      4,876,212
LIABILITIES
Payable to John Hancock
 Mutual Variable Life
 Insurance Company  . . . .       386,304      15,155        1,868          1,425
Asset charges payable . . .           222          33           67             77
                              -----------  ----------   ----------     ----------
TOTAL LIABILITIES . . . . .       386,526      15,188        1,935          1,502
                              -----------  ----------   ----------     ----------
NET ASSETS  . . . . . . . .   $14,485,240  $2,036,158   $4,091,961     $4,874,710
                              ===========  ==========   ==========     ==========

---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

DECEMBER 31, 1997

                                                   Short-Term                                                       Turner
                          Growth &                    U.S.     Small Cap   International    Equity    Strategic      Core
                           Income       Managed    Government    Value     Opportunities    Index        Bond       Growth
                         Subaccount   Subaccount   Subaccount  Subaccount   Subaccount    Subaccount  Subaccount  Subaccount
                        ------------  -----------  ----------  ----------  -------------  ----------  ----------  ----------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $199,623,682  $83,078,514   $127,103   $1,251,673    $389,007     $2,123,595   $147,317    $    --
Investments in shares
 of portfolios of M
 Fund Inc., at
 value. . . . . . . .             --           --         --           --          --             --         --     68,640
Policy loans and
 accrued interest
 receivable . . . . .     25,360,369   10,979,401         --           --          --             --         --         --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         67,248       38,235      4,076        1,152          68          5,000         10         --
 M Fund Inc.  . . . .             --           --         --           --          --             --         --          1
                        ------------  -----------   --------   ----------    --------     ----------   --------    -------
TOTAL ASSETS  . . . .    225,051,299   94,096,150    131,179    1,252,825     389,075      2,128,595    147,327     68,641
LIABILITIES . . . . .
Payable to John
 Hancock Mutual
 Variable Life
 Insurance Company  .         63,785       36,775      4,074        1,132          62          4,965          8         --
Asset charges
 payable  . . . . . .          3,463        1,460          2           20           6             35          2          1
                        ------------  -----------   --------   ----------    --------     ----------   --------    -------
TOTAL LIABILITIES . .         67,248       38,235      4,076        1,152          68          5,000         10          1
                        ------------  -----------   --------   ----------    --------     ----------   --------    -------
NET ASSETS  . . . . .   $224,984,051  $94,057,915   $127,103   $1,251,673    $389,007     $2,123,595   $147,317    $68,640
                        ============  ===========   ========   ==========    ========     ==========   ========    =======
                          Edinburgh       Frontier
                        International     Capital
                           Equity       Appreciation
                         Subaccount      Subaccount
                        -------------  --------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     $     --        $     --
Investments in shares
 of portfolios of M
 Fund Inc., at
 value. . . . . . . .      126,339         273,608
Policy loans and
 accrued interest
 receivable . . . . .           --              --
Receivable from:
 John Hancock Variable
  Series Trust I  . .           --              --
 M Fund Inc.  . . . .            2               4
                          --------        --------
TOTAL ASSETS  . . . .      126,341         273,612
LIABILITIES . . . . .
Payable to John
 Hancock Mutual
 Variable Life
 Insurance Company  .           --              --
Asset charges
 payable  . . . . . .            2               4
                          --------        --------
TOTAL LIABILITIES . .            2               4
                          --------        --------
NET ASSETS  . . . . .     $126,339        $273,608
                          ========        ========

---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                     Large Cap Growth Subaccount            Sovereign Bond Subaccount
                                                  ----------------------------------  -------------------------------------
                                                     1997        1996        1995        1997         1996          1995
                                                  ----------  ----------  ----------  -----------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I  . . . . . . . . . . . . . . . . . .   $1,686,429  $1,905,476  $  754,115  $4,454,173   $ 3,765,421   $3,504,747
  M Fund Inc. . . . . . . . . . . . . . . . . .           --          --          --          --            --           --
 Interest income on policy loans  . . . . . . .      103,747      83,974      67,279     696,074       678,580      641,677
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Total investment income . . . . . . . . . . . .    1,790,176   1,989,450     821,394   5,150,247     4,444,001    4,146,424
Expenses:
 Mortality and expense risks  . . . . . . . . .       99,710      69,829      48,056     370,612       325,346      286,349
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net investment income (loss)  . . . . . . . . .    1,690,466   1,919,621     773,338   4,779,635     4,118,655    3,860,075
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . . . .      292,430     145,304      23,090    (230,607)     (169,158)    (127,733)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    2,142,494       3,756   1,225,784   1,277,686    (1,418,707)   4,205,161
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    2,434,924     149,060   1,248,874   1,047,079    (1,587,865)   4,077,428
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $4,125,390  $2,068,681  $2,022,212  $5,826,714   $ 2,530,790   $7,937,503
                                                  ==========  ==========  ==========  ==========   ===========   ==========
                                                                                            Small Cap          International
                                                   International Equities Subaccount    Growth Subaccount   Balanced Subaccount
                                                  ----------------------------------    ------------------  --------------------
                                                     1997          1996        1995      1997      1996*      1997        1996*
                                                  ------------  ----------  ----------  --------  --------  ----------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I  . . . . . . . . . . . . . . . . . .    $ 195,240     $ 42,110    $ 29,692   $   436   $   160    $ 3,972      $  734
  M Fund Inc. . . . . . . . . . . . . . . . . .           --           --          --        --        --         --          --
 Interest income on policy loans  . . . . . . .       15,746       13,158       9,853        --        --         --          --
                                                   ---------     --------    --------   -------   -------    -------      ------
Total investment income . . . . . . . . . . . .      210,986       55,268      39,545       436       160      3,972         734
Expenses:
 Mortality and expense risks  . . . . . . . . .       24,261       19,834      15,495     4,231       538        392          81
                                                   ---------     --------    --------   -------   -------    -------      ------
Net investment income (loss)  . . . . . . . . .      186,725       35,434      24,050    (3,795)     (378)     3,580         653
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . . . .       50,829       25,854      14,367     6,475      (690)       429           9
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     (463,778)     217,574     164,490    92,108    (5,174)    (4,312)        899
                                                   ---------     --------    --------   -------   -------    -------      ------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .     (412,949)     243,428     178,857    98,583    (5,864)    (3,883)        908
                                                   ---------     --------    --------   -------   -------    -------      ------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .    $(226,224)    $278,862    $202,907   $94,788   $(6,242)   $  (303)     $1,561
                                                   =========     ========    ========   =======   =======    =======      ======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                            Mid Cap Growth    Large Cap Value                                     Mid Cap Value
                              Subaccount         Subaccount         Money Market Subaccount        Subaccount
                           ----------------   ----------------  ------------------------------  -----------------
                             1997     1996*     1997     1996*    1997       1996       1995      1997     1996*
                           --------  -------  --------  ------  --------  ----------  --------  --------  -------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . . .    $    --   $  411   $ 57,265  $2,056  $641,356  $1,073,915  $810,091  $150,951  $ 5,010
  M Fund Inc. . . . . .         --       --         --      --        --          --        --        --       --
 Interest income on
  policy loans  . . . .         --       --         --      --   148,802     160,206   155,058        --       --
                           -------   ------   --------  ------  --------  ----------  --------  --------  -------
Total investment
 income . . . . . . . .         --      411     57,265   2,056   790,158   1,234,121   965,149   150,951    5,010
Expenses:
 Mortality and expense
  risks . . . . . . . .      2,164      292      3,303     218    81,437     134,461    96,074     7,632      572
                           -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net investment income
 (loss) . . . . . . . .     (2,164)     119     53,962   1,838   708,721   1,099,660   869,075   143,319    4,438
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . . .      5,866      (17)    17,858     588        --          --        --    10,646    8,413
 Net unrealized
  appreciation
  (depreciation)
  during the period . .     66,874    1,684     80,036   4,787        --          --        --   145,409   14,211
                           -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . . .     72,740    1,667     97,894   5,375        --          --        --   156,055   22,624
                           -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net increase in net
 assets resulting from
 operations . . . . . .    $70,576   $1,786   $151,856  $7,213  $708,721  $1,099,660  $869,075  $299,374  $27,062
                           =======   ======   ========  ======  ========  ==========  ========  ========  =======
                          Special Opportunities Subaccount
                          ---------------------------------
                             1997        1996        1995
                          -----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . . .   $ 407,765    $114,600    $ 22,718
  M Fund Inc. . . . . .          --          --          --
 Interest income on
  policy loans  . . . .          --          --          --
                          ---------    --------    --------
Total investment
 income . . . . . . . .     407,765     114,600      22,718
Expenses:
 Mortality and expense
  risks . . . . . . . .      22,030      10,841       3,017
                          ---------    --------    --------
Net investment income
 (loss) . . . . . . . .     385,735     103,759      19,701
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . . .     276,956      81,916       9,743
 Net unrealized
  appreciation
  (depreciation)
  during the period . .    (477,912)    264,010     126,004
                          ---------    --------    --------
Net realized and
 unrealized gain
 (loss) on
 investments. . . . . .    (200,956)    345,926     135,747
                          ---------    --------    --------
Net increase in net
 assets resulting from
 operations . . . . . .   $ 184,779    $449,685    $155,448
                          =========    ========    ========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                               Real Estate Equity Subaccount         Growth & Income Subaccount
                                              ------------------------------    -------------------------------------
                                                1997       1996       1995         1997         1996         1995
                                              --------   --------   --------    -----------  -----------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $330,296   $177,243   $153,495    $25,377,474  $18,406,284  $10,687,455
  M Fund Inc. . . . . . . . . . . . . . . .         --         --         --             --           --           --
 Interest income on policy loans  . . . . .     15,261     13,041     12,322      1,728,054    1,562,266    1,397,618
                                              --------   --------   --------    -----------  -----------  -----------
Total investment income . . . . . . . . . .    345,557    190,284    165,817     27,105,528   19,968,550   12,085,073
Expenses:
 Mortality and expense risks  . . . . . . .     25,420     16,931     13,502      1,136,268      842,055      646,807
                                              --------   --------   --------    -----------  -----------  -----------
Net investment income . . . . . . . . . . .    320,137    173,353    152,315     25,969,260   19,126,495   11,438,266
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . .    181,015     39,891    (39,490)     1,982,518      820,430       85,385
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    165,392    637,301    155,992     18,247,212    4,555,481   17,351,805
                                              --------   --------   --------    -----------  -----------  -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .    346,407    677,192    116,502     20,229,730    5,375,911   17,437,190
                                              --------   --------   --------    -----------  -----------  -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $666,544   $850,545   $268,817    $46,198,990  $24,502,406  $28,875,456
                                              ========   ========   ========    ===========  ===========  ===========
                                                                                             Short-Term U.S.
                                                        Managed Subaccount                Government Subaccount
                                              --------------------------------------   -----------------------------
                                                 1997         1996          1995          1997        1996     1995
                                              -----------  ------------  -----------   -----------  --------  ------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $ 7,891,222  $ 8,705,892   $ 5,946,035   $1,036,747   $201,830  $2,749
  M Fund Inc. . . . . . . . . . . . . . . .            --           --            --           --         --      --
 Interest income on policy loans  . . . . .       768,231      705,413       626,984           --         --      --
                                              -----------  -----------   -----------   ----------   --------  ------
Total investment income . . . . . . . . . .     8,659,453    9,411,305     6,573,019    1,036,747    201,830   2,749
Expenses:
 Mortality and expense risks  . . . . . . .       497,030      426,946       356,869      121,572     15,305     295
                                              -----------  -----------   -----------   ----------   --------  ------
Net investment income . . . . . . . . . . .     8,162,423    8,984,359     6,216,150      915,175    186,525   2,454
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . .       437,661      230,806        (6,127)     (27,616)       577     477
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     4,941,061   (2,103,918)    7,134,666      226,435    225,129   1,735
                                              -----------  -----------   -----------   ----------   --------  ------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .     5,378,722   (1,873,112)    7,128,539      198,819    225,706   2,212
                                              -----------  -----------   -----------   ----------   --------  ------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $13,541,145  $ 7,111,247   $13,344,689   $1,113,994   $412,231  $4,666
                                              ===========  ===========   ===========   ==========   ========  ======
                                               Small Cap Value
                                                 Subaccount
                                              ------------------
                                                1997      1996*
                                              ---------  -------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $ 95,844    $1,653
  M Fund Inc. . . . . . . . . . . . . . . .         --        --
 Interest income on policy loans  . . . . .         --        --
                                              --------    ------
Total investment income . . . . . . . . . .     95,844     1,653
Expenses:
 Mortality and expense risks  . . . . . . .      3,270       128
                                              --------    ------
Net investment income . . . . . . . . . . .     92,574     1,525
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . .     19,812        11
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    (12,804)    2,702
                                              --------    ------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .      7,008     2,713
                                              --------    ------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $ 99,582    $4,238
                                              ========    ======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                         International                                                                     Edinburgh
                         Opportunities       Equity Index      Strategic Bond   Turner Core Growth   International Equity
                           Subaccount         Subaccount         Subaccount         Subaccount            Subaccount
                        -----------------  -----------------  ---------------   -------------------  ---------------------
                          1997     1996*     1997     1996*     1997    1996*     1997      1996*      1997        1996*
                        ---------  ------  --------  -------  --------  ------  ---------  --------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  5,284   $  482  $ 54,601  $ 4,958  $ 9,400    $539    $    --    $   --    $    --     $    --
  M Fund Inc. . . . .         --       --        --       --       --      --      6,373       958      1,796         510
 Interest income on
  policy loans  . . .         --       --        --       --       --      --         --        --         --          --
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Total investment
 income . . . . . . .      5,284      482    54,601    4,958    9,400     539      6,373       958      1,796         510
Expenses:
 Mortality and expense
  risks . . . . . . .      1,697      295     5,346      287      658      30        301        83        684         173
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net investment income
 (loss) . . . . . . .      3,587      187    49,255    4,671    8,742     509      6,072       875      1,112         337
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      3,191       57    14,525      620      348      36        839        48        888         (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (12,223)   7,271   146,714    6,278    1,260       8      6,487       784     (1,473)     (1,056)
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net realized and
 unrealized gain
 (loss) on investments    (9,032)   7,328   161,239    6,898    1,608      44      7,326       832       (585)     (1,147)
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (5,445)  $7,515  $210,494  $11,569  $10,350    $553    $13,398    $1,707    $   527     $  (810)
                        ========   ======  ========  =======  =======    ====    =======    ======    =======     =======
                               Frontier
                         Capital Appreciation
                              Subaccount
                        ---------------------
                           1997        1996*
                        ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .    $    --      $   --
  M Fund Inc. . . . .      6,463          --
 Interest income on
  policy loans  . . .         --          --
                         -------      ------
Total investment
 income . . . . . . .      6,463          --
Expenses:
 Mortality and expense
  risks . . . . . . .      1,409         477
                         -------      ------
Net investment income
 (loss) . . . . . . .      5,054        (477)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      8,970       6,683
 Net unrealized
  appreciation
  (depreciation)
  during the period .     32,469       1,317
                         -------      ------
Net realized and
 unrealized gain
 (loss) on investments    41,439       8,000
                         -------      ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $46,493      $7,523
                         =======      ======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                                        Large Cap Growth Subaccount
                                                  ---------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $ 1,690,466   $ 1,919,621   $   773,338
 Net realized gain (loss) . . . . . . . . . . .       292,430       145,304        23,090
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,142,494         3,756     1,225,784
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     4,125,390     2,068,681     2,022,212
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     5,387,401     4,588,842     3,921,962
 Net benefits to policyholders  . . . . . . . .    (3,728,476)   (3,100,493)   (2,170,453)
 Net increase in policy loans . . . . . . . . .       326,883       174,445       181,384
                                                  -----------   -----------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     1,985,808     1,662,794     1,932,893
                                                  -----------   -----------   -----------
Net increase in net assets  . . . . . . . . . .     6,111,198     3,731,475     3,955,105
Net assets at beginning of period . . . . . . .    14,080,918    10,349,443     6,394,338
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $20,192,116   $14,080,918   $10,349,443
                                                  ===========   ===========   ===========

                                                         Sovereign Bond Subaccount
                                                  ---------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $ 4,779,635   $ 4,118,655   $ 3,860,075
 Net realized gain (loss) . . . . . . . . . . .      (230,607)     (169,158)     (127,733)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     1,277,686    (1,418,707)    4,205,161
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     5,826,714     2,530,790     7,937,503
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .    10,001,325    12,282,665     8,741,178
 Net benefits to policyholders  . . . . . . . .    (8,526,521)   (8,373,358)   (8,117,059)
 Net increase in policy loans . . . . . . . . .       474,983       344,564       344,088
                                                  -----------   -----------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     1,949,787     4,253,871       968,207
                                                  -----------   -----------   -----------
Net increase in net assets  . . . . . . . . . .     7,776,501     6,784,661     8,905,710
Net assets at beginning of period . . . . . . .    61,936,384    55,151,723    46,246,013
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $69,712,885   $61,936,384   $55,151,723
                                                  ===========   ===========   ===========
                                                                                             Small Cap Growth
                                                    International Equities Subaccount           Subaccount
                                                  --------------------------------------   --------------------
                                                     1997          1996          1995         1997      1996*
                                                  ------------  ------------  ----------   ----------  --------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $   186,725   $    35,434   $   24,050   $  (3,795)  $   (378)
 Net realized gain (loss) . . . . . . . . . . .        50,829        25,854       14,367       6,475       (690)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      (463,778)      217,574      164,490      92,108     (5,174)
                                                  -----------   -----------   ----------   ---------   --------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .      (226,224)      278,862      202,907      94,788     (6,242)
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     1,504,962     1,691,043    1,439,112     809,492    276,720
 Net benefits to policyholders  . . . . . . . .    (1,091,126)   (1,137,159)    (927,937)   (199,118)   (13,425)
 Net increase in policy loans . . . . . . . . .        13,761        47,823       27,649          --         --
                                                  -----------   -----------   ----------   ---------   --------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .       427,597       601,707      538,824     610,374    263,295
                                                  -----------   -----------   ----------   ---------   --------
Net increase in net assets  . . . . . . . . . .       201,373       880,569      741,731     705,162    257,053
Net assets at beginning of period . . . . . . .     3,963,303     3,082,734    2,341,003     257,053         --
                                                  -----------   -----------   ----------   ---------   --------
Net assets at end of period . . . . . . . . . .   $ 4,164,676   $ 3,963,303   $3,082,734   $ 962,215   $257,053
                                                  ===========   ===========   ==========   =========   ========
                                                  International Balanced
                                                        Subaccount
                                                  -----------------------
                                                     1997         1996*
                                                  -----------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .    $ 3,580       $   653
 Net realized gain (loss) . . . . . . . . . . .        429             9
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     (4,312)          899
                                                   -------       -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .       (303)        1,561
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     62,380        32,725
 Net benefits to policyholders  . . . . . . . .     (9,531)       (1,520)
 Net increase in policy loans . . . . . . . . .         --            --
                                                   -------       -------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     52,849        31,205
                                                   -------       -------
Net increase in net assets  . . . . . . . . . .     52,546        32,766
Net assets at beginning of period . . . . . . .     32,766            --
                                                   -------       -------
Net assets at end of period . . . . . . . . . .    $85,312       $32,766
                                                   =======       =======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                       Mid Cap Growth         Large Cap Value
                                                                         Subaccount             Subaccount
                                                                    --------------------   ---------------------
                                                                      1997       1996*        1997       1996*
                                                                    ----------  --------   -----------  --------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $  (2,164)  $    119   $   53,962   $  1,838
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .       5,866        (17)      17,858        588
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      66,874      1,684       80,036      4,787
                                                                    ---------   --------   ----------   --------
Net increase in net assets resulting from operations  . . . . . .      70,576      1,786      151,856      7,213
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .     457,341    172,848    1,506,756    107,940
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .    (125,239)    (9,482)     (85,021)   (10,621)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .          --         --           --         --
                                                                    ---------   --------   ----------   --------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .     332,102    163,366    1,421,735     97,319
                                                                    ---------   --------   ----------   --------
Net increase (decrease) in net assets . . . . . . . . . . . . . .     402,678    165,152    1,573,591    104,532
Net assets at beginning of period . . . . . . . . . . . . . . . .     165,152         --      104,532         --
                                                                    ---------   --------   ----------   --------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $ 567,830   $165,152   $1,678,123   $104,532
                                                                    =========   ========   ==========   ========

                                                                            Money Market Subaccount
                                                                    ----------------------------------------
                                                                       1997           1996          1995
                                                                    ------------  -------------  -----------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $   708,721   $  1,099,660   $   869,075
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .            --             --            --
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --             --            --
                                                                    -----------   ------------   -----------
Net increase in net assets resulting from operations  . . . . . .       708,721      1,099,660       869,075
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .    11,210,536     34,216,886    13,611,860
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .    (9,620,370)   (44,096,427)   (2,969,848)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .       103,247       (134,332)      149,842
                                                                    -----------   ------------   -----------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .     1,693,413    (10,013,873)   10,791,854
                                                                    -----------   ------------   -----------
Net increase (decrease) in net assets . . . . . . . . . . . . . .     2,402,134     (8,914,213)   11,660,929
Net assets at beginning of period . . . . . . . . . . . . . . . .    12,083,106     20,997,319     9,336,390
                                                                    -----------   ------------   -----------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $14,485,240   $ 12,083,106   $20,997,319
                                                                    ===========   ============   ===========
                                                                        Mid Cap Value
                                                                         Subaccount           Special Opportunities Subaccount
                                                                    ---------------------   ------------------------------------
                                                                       1997       1996*        1997          1996         1995
                                                                    -----------  --------   ------------  -----------  ---------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $  143,319   $  4,438   $   385,735   $  103,759    $  19,701
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .       10,646      8,413       276,956       81,916        9,743
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      145,409     14,211      (477,912)     264,010      126,004
                                                                    ----------   --------   -----------   ----------    ---------
Net increase in net assets resulting from operations  . . . . . .      299,374     27,062       184,779      449,685      155,448
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .    1,620,752    284,225     2,554,133    2,077,582      774,566
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .     (112,395)   (82,860)   (1,628,677)    (497,713)    (164,561)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .           --         --            --           --           --
                                                                    ----------   --------   -----------   ----------    ---------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .    1,508,357    201,365       925,456    1,579,869      610,005
                                                                    ----------   --------   -----------   ----------    ---------
Net increase (decrease) in net assets . . . . . . . . . . . . . .    1,807,731    228,427     1,110,235    2,029,554      765,453
Net assets at beginning of period . . . . . . . . . . . . . . . .      228,427         --     2,981,726      952,172      186,719
                                                                    ----------   --------   -----------   ----------    ---------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $2,036,158   $228,427   $ 4,091,961   $2,981,726    $ 952,172
                                                                    ==========   ========   ===========   ==========    =========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                                      Real Estate Equity Subaccount
                                                  --------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  ----------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $   320,137   $   173,353   $  152,315
 Net realized gain (loss) . . . . . . . . . . .       181,015        39,891      (39,490)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       165,392       637,301      155,992
                                                  -----------   -----------   ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .       666,544       850,545      268,817
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     1,748,132     1,161,434    1,086,721
 Net benefits to policyholders  . . . . . . . .    (1,218,783)   (1,008,266)    (814,812)
 Net increase (decrease) in policy loans  . . .        34,311        33,973      (13,207)
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .       563,660       187,141      258,702
                                                  -----------   -----------   ----------
Net increase (decrease) in net assets . . . . .     1,230,204     1,037,686      527,519
Net assets at beginning of period . . . . . . .     3,644,506     2,606,820    2,079,301
                                                  -----------   -----------   ----------
Net assets at end of period . . . . . . . . . .   $ 4,874,710   $ 3,644,506   $2,606,820
                                                  ===========   ===========   ==========

                                                          Growth & Income Subaccount
                                                  ------------------------------------------
                                                      1997           1996           1995
                                                  -------------  -------------  ------------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $ 25,969,260   $ 19,126,495   $ 11,438,266
 Net realized gain (loss) . . . . . . . . . . .      1,982,518        820,430         85,385
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     18,247,212      4,555,481     17,351,805
                                                  ------------   ------------   ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .     46,198,990     24,502,406     28,875,456
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     30,351,780     32,903,369     20,933,714
 Net benefits to policyholders  . . . . . . . .    (24,619,851)   (21,130,764)   (16,972,544)
 Net increase (decrease) in policy loans  . . .      3,346,307      1,965,133      1,898,826
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .      9,078,236     13,737,738      5,859,996
                                                  ------------   ------------   ------------
Net increase (decrease) in net assets . . . . .     55,277,226     38,240,144     34,735,452
Net assets at beginning of period . . . . . . .    169,706,825    131,466,681     96,731,229
                                                  ------------   ------------   ------------
Net assets at end of period . . . . . . . . . .   $224,984,051   $169,706,825   $131,466,681
                                                  ============   ============   ============

                                                              Managed Subaccount
                                                  ------------------------------------------
                                                      1997           1996           1995
                                                  -------------  -------------  ------------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $  8,162,423   $  8,984,359   $  6,216,150
 Net realized gain (loss) . . . . . . . . . . .        437,661        230,806         (6,127)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      4,941,061     (2,103,918)     7,134,666
                                                  ------------   ------------   ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .     13,541,145      7,111,247     13,344,689
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     13,194,907     14,481,195     13,141,463
 Net benefits to policyholders  . . . . . . . .    (14,539,295)   (12,942,967)   (11,680,334)
 Net increase (decrease) in policy loans  . . .      1,257,640        719,880      1,120,431
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .        (86,748)     2,258,108      2,581,560
                                                  ------------   ------------   ------------
Net increase (decrease) in net assets . . . . .     13,454,397      9,369,355     15,926,249
Net assets at beginning of period . . . . . . .     80,603,518     71,234,163     55,307,914
                                                  ------------   ------------   ------------
Net assets at end of period . . . . . . . . . .   $ 94,057,915   $ 80,603,518   $ 71,234,163
                                                  ============   ============   ============
                                                             Short-Term U.S.
                                                          Government Subaccount
                                                  ---------------------------------------
                                                      1997          1996          1995
                                                  -------------  ------------  ----------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $    915,175   $   186,525    $  2,454
 Net realized gain (loss) . . . . . . . . . . .        (27,616)          577         477
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .        226,435       225,129       1,735
                                                  ------------   -----------    --------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .      1,113,994       412,231       4,666
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .        116,602    24,721,092      68,539
 Net benefits to policyholders  . . . . . . . .    (26,168,835)     (147,655)    (14,808)
 Net increase (decrease) in policy loans  . . .             --            --          --
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .    (26,052,233)   24,573,437      53,731
                                                  ------------   -----------    --------
Net increase (decrease) in net assets . . . . .    (24,938,239)   24,985,668      58,397
Net assets at beginning of period . . . . . . .     25,065,342        79,674      21,277
                                                  ------------   -----------    --------
Net assets at end of period . . . . . . . . . .   $    127,103   $25,065,342    $ 79,674
                                                  ============   ===========    ========

---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                      Small Cap Value      International Opportunities       Equity Index
                                         Subaccount                Subaccount                 Subaccount
                                    --------------------   ----------------------------  ---------------------
                                       1997       1996*        1997          1996*          1997       1996*
                                    ----------   -------   -------------  -------------  -----------  --------
Increase (decrease) in net assets
 from operations:
 Net investment income
  (loss)  . . . . . . . . . . . .   $   92,574   $ 1,525     $  3,587       $    187     $   49,255   $  4,671
 Net realized gain (loss) . . . .       19,812        11        3,191             57         14,525        620
 Net unrealized appreciation
  (depreciation) during the period     (12,804)    2,702      (12,223)         7,271        146,714      6,278
                                    ----------   -------     --------       --------     ----------   --------
Net increase (decrease) in net
 assets resulting from operations       99,582     4,238       (5,445)         7,515        210,494     11,569
From policyholder transactions:
 Net premiums from policyholders     1,224,547    63,825      295,915        141,907      1,827,052    234,122
 Net benefits to
  policyholders . . . . . . . . .     (137,364)   (3,155)     (46,736)        (4,149)      (149,826)    (9,816)
 Net increase in policy
  loans . . . . . . . . . . . . .           --        --           --             --             --         --
                                    ----------   -------     --------       --------     ----------   --------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    1,087,183    60,670      249,179        137,758      1,677,226    224,306
                                    ----------   -------     --------       --------     ----------   --------
Net increase in net assets  . . .    1,186,765    64,908      243,734        145,273      1,887,720    235,875
Net assets at beginning of
 period . . . . . . . . . . . . .       64,908        --      145,273             --        235,875         --
                                    ----------   -------     --------       --------     ----------   --------
Net assets at end of period . . .   $1,251,673   $64,908     $389,007       $145,273     $2,123,595   $235,875
                                    ==========   =======     ========       ========     ==========   ========
                                                                                 Edinburgh         Frontier Capital
                                      Strategic Bond        Turner Core        International         Appreciation
                                        Subaccount       Growth Subaccount   Equity Subaccount        Subaccount
                                    ------------------   ------------------  ------------------   -------------------
                                      1997      1996*      1997     1996*      1997      1996*      1997       1996*
                                    ---------  -------   --------  --------  ---------  -------   ---------  --------
Increase (decrease) in net assets
 from operations:
 Net investment income
  (loss)  . . . . . . . . . . . .   $  8,742   $   509   $ 6,072   $   875   $  1,112   $   337   $  5,054    $   (477)
 Net realized gain (loss) . . . .        348        36       839        48        888       (91)     8,970       6,683
 Net unrealized appreciation
  (depreciation) during the period     1,260         8     6,487       784     (1,473)   (1,056)    32,469       1,317
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase (decrease) in net
 assets resulting from operations     10,350       553    13,398     1,707        527      (810)    46,493       7,523
From policyholder transactions:
 Net premiums from policyholders     161,548    13,347    33,658    28,147     82,259    91,573    138,553     230,461
 Net benefits to
  policyholders . . . . . . . . .    (37,799)     (682)   (7,208)   (1,062)   (45,350)   (1,860)   (70,647)    (78,775)
 Net increase in policy
  loans . . . . . . . . . . . . .         --        --        --        --         --        --         --          --
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    123,749    12,665    26,450    27,085     36,909    89,713     67,906     151,686
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase in net assets  . . .    134,099    13,218    39,848    28,792     37,436    88,903    114,399     159,209
Net assets at beginning of
 period . . . . . . . . . . . . .     13,218        --    28,792        --     88,903        --    159,209          --
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net assets at end of period . . .   $147,317   $13,218   $68,640   $28,792   $126,339   $88,903   $273,608    $159,209
                                    ========   =======   =======   =======   ========   =======   ========    ========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION

   John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

   Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

FEDERAL INCOME TAXES

   The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

   JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

   JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

POLICY LOANS

   Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

   JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

   Certain officers of the Account are officers and directors of JHMLICO or the Fund.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 were as follows:


Subaccount                        Shares Owned      Cost          Value
----------                        ------------      ----          -----
Large Cap Growth  . . . . . . .       895,075   $ 15,892,909   $ 18,634,480
Sovereign Bond  . . . . . . . .     6,034,072     60,417,965     60,032,856
International Equities  . . . .       259,525      4,122,639      3,944,730
Small Cap Growth  . . . . . . .        84,822        875,281        962,215
International Balanced  . . . .         8,438         88,725         85,312
Mid Cap Growth  . . . . . . . .        47,615        499,272        567,830
Large Cap Value . . . . . . . .       123,668      1,593,299      1,678,123
Money Market  . . . . . . . . .     1,225,500     12,254,998     12,254,998
Mid Cap Value . . . . . . . . .       146,845      1,876,539      2,036,158
Special Opportunities . . . . .       265,969      4,181,272      4,091,961
Real Estate Equity  . . . . . .       292,206      3,801,801      4,649,139
Growth & Income . . . . . . . .    12,021,535    168,816,740    199,623,682
Managed . . . . . . . . . . . .     5,789,690     77,812,548     83,078,514
Short-Term U.S. Government  . .        12,605        127,250        127,103
Small Cap Value . . . . . . . .       100,931      1,261,774      1,251,673
International Opportunities . .        36,605        393,990        389,007
Equity Index  . . . . . . . . .       149,410      1,970,603      2,123,595
Strategic Bond  . . . . . . . .        14,383        146,050        147,317
Turner Core Growth  . . . . . .         5,084         61,369         68,640
Edinburgh International Equity         12,685        128,867        126,339
Frontier Capital Appreciation .        18,338        239,823        273,608

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS--CONTINUED

   Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:

Subaccount                                        Purchases       Sales
----------                                        ---------       -----
Large Cap Growth . . . . . . . . . . . . . . .   $ 4,736,825   $ 1,400,399
Sovereign Bond . . . . . . . . . . . . . . . .    10,368,825     4,136,318
International Equities . . . . . . . . . . . .     1,118,754       518,717
Small Cap Growth . . . . . . . . . . . . . . .       722,061       115,483
International Balanced . . . . . . . . . . . .        65,555         9,126
Mid Cap Growth . . . . . . . . . . . . . . . .       402,499        72,561
Large Cap Value  . . . . . . . . . . . . . . .     1,570,481        94,785
Money Market . . . . . . . . . . . . . . . . .    10,270,729     7,975,918
Mid Cap Value  . . . . . . . . . . . . . . . .     1,700,997        49,320
Special Opportunities  . . . . . . . . . . . .     2,282,246       971,054
Real Estate Equity . . . . . . . . . . . . . .     1,690,164       840,607
Growth & Income  . . . . . . . . . . . . . . .    40,552,905     8,979,442
Managed  . . . . . . . . . . . . . . . . . . .    14,242,930     7,470,857
Short-Term U.S. Government . . . . . . . . . .     1,111,536    26,248,593
Small Cap Value  . . . . . . . . . . . . . . .     1,278,340        98,584
International Opportunities  . . . . . . . . .       291,672        38,875
Equity Index . . . . . . . . . . . . . . . . .     1,806,826        80,346
Strategic Bond . . . . . . . . . . . . . . . .       165,467        32,975
Turner Core Growth . . . . . . . . . . . . . .       346,070         7,548
Edinburgh International Equity . . . . . . . .        73,973        35,953
Frontier Capital Appreciation  . . . . . . . .       137,628        71,165


5. IMPACT OF YEAR 2000 (UNAUDITED)

   John Hancock Mutual Variable Life Insurance Account UV, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

   John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

   The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1997, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                        Ernst & Young LLP


Boston, Massachusetts
February 6, 1998

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                      Ernst & Young LLP

Boston, Massachusetts
February 18, 1998

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1997        1996
                                                           ----        ----
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $22,986.0   $22,467.0
Stocks:
  Preferred  . . . . . . . . . . . . . . . . . . . . .       640.6       416.2
  Common . . . . . . . . . . . . . . . . . . . . . . .       256.9       249.8
  Investments in affiliates  . . . . . . . . . . . . .     1,442.0     1,268.9
                                                         ---------   ---------
                                                           2,339.5     1,934.9
Mortgage loans on real estate--Note 6  . . . . . . . .     7,851.2     7,964.0
Real estate:
  Company occupied . . . . . . . . . . . . . . . . . .       375.1       372.1
  Investment properties  . . . . . . . . . . . . . . .     1,893.4     2,042.3
                                                         ---------   ---------
                                                           2,268.5     2,414.4
Policy loans . . . . . . . . . . . . . . . . . . . . .     1,577.3     1,589.3
Cash items:
  Cash in banks and offices  . . . . . . . . . . . . .       176.0       348.4
  Temporary cash investments . . . . . . . . . . . . .       548.8     1,068.3
                                                         ---------   ---------
                                                             724.8     1,416.7
Premiums due and deferred  . . . . . . . . . . . . . .       222.3       278.4
Investment income due and accrued  . . . . . . . . . .       505.8       547.8
Other general account assets . . . . . . . . . . . . .       948.6     1,009.9
Assets held in separate accounts . . . . . . . . . . .    16,021.7    13,969.1
                                                         ---------   ---------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $55,445.7   $53,591.5
                                                         =========   =========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $19,206.6   $18,544.0
  Policyholders' and beneficiaries' funds  . . . . . .    13,985.1    14,679.3
  Dividends payable to policyholders . . . . . . . . .       399.7       395.5
  Policy benefits in process of payment  . . . . . . .       115.5       236.3
  Other policy obligations . . . . . . . . . . . . . .       214.8       210.5
  Asset valuation reserve--Note 1  . . . . . . . . . .     1,165.7     1,064.8
  Federal income and other accrued taxes--Note 1 . . .        96.9       125.1
  Other general account obligations  . . . . . . . . .     1,084.5     1,521.7
  Obligations related to separate accounts . . . . . .    16,019.1    13,958.2
                                                         ---------   ---------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    52,287.9    50,735.4
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2  . . . . . . . . . . . . . . .       450.0       450.0
  Special contingency reserve for group insurance  . .       151.8       194.8
  General contingency reserve  . . . . . . . . . . . .     2,556.0     2,211.3
                                                         ---------   ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . . . . .     3,157.8     2,856.1
                                                         ---------   ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES. . . . . . . . . . . . . . . . . . . . . . .   $55,445.7   $53,591.5
                                                         =========   =========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                     Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension
    fund contributions . . . . . . . . . . . . . .   $ 7,371.6     $ 8,003.1
  Net investment income--Note 4  . . . . . . . . .     2,856.1       2,803.1
  Other, net . . . . . . . . . . . . . . . . . . .       119.0          68.6
                                                     ---------     ---------
                                                      10,346.7      10,874.8
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       737.4         886.8
     Accident and health benefits  . . . . . . . .       121.4         300.9
     Annuity benefits  . . . . . . . . . . . . . .     1,668.2       1,539.4
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     6,293.1       5,565.4
     Matured endowments  . . . . . . . . . . . . .        21.0          20.6
                                                     ---------     ---------
                                                       8,841.1       8,313.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .      (186.7)        880.5
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       278.3         275.0
     Home office and general expenses  . . . . . .       479.7         514.8
  Payroll, state premium and miscellaneous taxes .        49.9          70.9
                                                     ---------     ---------
                                                       9,462.3      10,054.3
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL LOSSES . . . . . . .       884.4         820.5
Dividends to policyholders . . . . . . . . . . . .       398.2         399.4
Federal income taxes--Note 1 . . . . . . . . . . .        18.9         107.1
                                                     ---------     ---------
                                                         417.1         506.5
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL LOSSES  . . . . . . . . . . . . .       467.3         314.0
Net realized capital losses--Note 5  . . . . . . .       (89.8)        (43.6)
                                                     ---------     ---------
        NET INCOME . . . . . . . . . . . . . . . .       377.5         270.4
OTHER INCREASES (DECREASES) IN POLICYHOLDERS'
CONTINGENCY RESERVES:
  Net unrealized capital gains and other
    adjustments--Note 5  . . . . . . . . . . . . .   $    58.6     $   191.7
  Valuation reserve changes--Note 1  . . . . . . .         1.4         (27.5)
  Prior years' federal income taxes  . . . . . . .       (35.6)        (28.9)
  Other reserves and adjustments, net  . . . . . .      (100.2)        (83.1)
                                                     ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .       301.7         322.6
Policyholders' contingency reserves at beginning
 of year . . . . . . . . . . . . . . . . . . . . .     2,856.1       2,533.5
                                                     ---------     ---------
        POLICYHOLDERS' CONTINGENCY RESERVES AT END
         OF YEAR . . . . . . . . . . . . . . . . .   $ 3,157.8     $ 2,856.1
                                                     =========     =========


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      Year ended December 31
                                                      -----------------------
                                                         1997         1996
                                                         ----         ----
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits. . . . . . . . . . . . . . . . . . . .   $  7,518.8    $ 8,120.4
  Net investment income . . . . . . . . . . . . . .      2,988.7      2,965.5
  Benefits to policyholders and beneficiaries . . .     (9,030.3)    (8,476.6)
  Dividends paid to policyholders . . . . . . . . .       (394.0)      (382.6)
  Insurance expenses and taxes  . . . . . . . . . .       (815.3)      (884.1)
  Net transfers from separate accounts  . . . . . .        896.8        198.2
  Other, net  . . . . . . . . . . . . . . . . . . .       (798.3)      (602.7)
                                                      ----------    ---------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .        366.4        938.1
                                                      ----------    ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .    (18,003.6)    (7,590.7)
  Bond sales  . . . . . . . . . . . . . . . . . . .     13,541.1      2,812.4
  Bond maturities and scheduled redemptions . . . .      2,927.6      2,241.0
  Bond prepayments  . . . . . . . . . . . . . . . .      1,096.3      1,223.2
  Stock purchases . . . . . . . . . . . . . . . . .     (1,125.7)      (391.2)
  Proceeds from stock sales . . . . . . . . . . . .        921.7        573.2
  Real estate purchases . . . . . . . . . . . . . .       (243.0)      (447.7)
  Real estate sales . . . . . . . . . . . . . . . .        444.5        382.1
  Other invested assets purchases . . . . . . . . .       (171.1)      (214.7)
  Proceeds from the sale of other invested assets .        109.3        183.6
  Mortgage loans issued . . . . . . . . . . . . . .     (1,165.8)    (1,582.7)
  Mortgage loan repayments  . . . . . . . . . . . .      1,176.9      2,247.3
  Other, net  . . . . . . . . . . . . . . . . . . .       (333.8)       205.3
                                                      ----------    ---------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .       (825.6)      (358.9)
                                                      ----------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net (decrease) increase in short-term note payable       (16.4)        90.0
  Issuance of REMIC notes payable . . . . . . . . .          0.0        292.0
  Repayment of REMIC notes payable  . . . . . . . .       (216.3)       (85.2)
                                                      ----------    ---------
     NET CASH (USED IN) PROVIDED FROM FINANCING
      ACTIVITIES. . . . . . . . . . . . . . . . . .       (232.7)       296.8
                                                      ----------    ---------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .       (691.9)       876.0
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .      1,416.7        540.7
                                                      ----------    ---------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $    724.8    $ 1,416.7
                                                      ==========    =========


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold its group accident and health business and related group life business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The corresponding amount of assets and liabilities at December 31, 1996 was $559.4 million. The gain from operations in both periods was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement. As a result, the Company has secured a $397 million letter of credit facility with a group of banks led by Morgan Guaranty Trust Company of New York. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit agreement and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $470.5 million and $393.5 million at December 31, 1997 and 1996, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $25.2 million, amounted to $165.6 million which is included in other policy obligations. The corresponding 1996 amounts were $18.9 million and $121.7 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $30.0 million in 1997 and $41.6 million in 1996 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $21.8 million in 1997 and $31.0 million in 1996.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 15.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2 to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The statement value and fair value for investment-type insurance contracts are as follows:

                                    December 31, 1997     December 31, 1996
                                  --------------------- ---------------------
                                   Statement     Fair    Statement      Fair
                                     Value      Value      Value       Value
                                   ---------    -----    ---------     -----
                                                 (In millions)

Guaranteed investment contracts    $11,499.4  $11,516.8  $11,921.6   $11,943.2
Fixed-rate deferred and immediate
 annuities . . . . . . . . . . .     4,289.1    4,290.4    3,909.3     3,886.1
Supplementary contracts without
 life contingencies  . . . . . .        40.9       42.1       45.6        46.0
                                   ---------  ---------  ---------   ---------
                                   $15,829.4  $15,849.3  $15,876.5   $15,875.3
                                   =========  =========  =========   =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $14.3 million expiring in 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $146.4 million in 1997 and $309.9 million in 1996.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. Similar refinements to the actuarial assumptions inherent in the calculation of reserves related to guaranteed

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

investment contracts were made in 1996 resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1997 and 1996.

NOTE 3--BORROWED MONEY

At December 31, 1997, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1997, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.72% and 5.50%, respectively, at December 31, 1997 and 1996. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes have a last scheduled payment date of June 25, 1998. The outstanding balances of the notes totaled $42.6 million and $127.9 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 3--BORROWED MONEY--CONTINUED

in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes have a last scheduled payment date of July 26, 1999. The outstanding balances of the notes totaled $161.0 million and $292.0 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

On December 31, 1997, the Company had outstanding a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $19.3 million and $10.4 million during 1997 and 1996, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                              1997     1996
                                                              ----     ----
                                                              (In millions)

Investment expenses  . . . . . . . . . . . . . . . . . . .   $339.6   $333.8
Interest expense . . . . . . . . . . . . . . . . . . . . .     57.9     48.1
Depreciation on real estate and other invested assets  . .     76.6     73.3
Real estate and other investment taxes . . . . . . . . . .     61.5     65.2
                                                             ------   ------
                                                             $535.6   $520.4
                                                             ======   ======


NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:

                                                               1997      1996
                                                               ----      ----
                                                                (In millions)

Net gains from asset sales and foreclosures . . . . . . . .   $ 63.4    $ 81.2
Capital gains tax . . . . . . . . . . . . . . . . . . . . .    (84.1)    (53.7)
Net capital gains transferred to the IMR  . . . . . . . . .    (69.1)    (71.1)
                                                              ------    ------
Net Realized Capital Losses . . . . . . . . . . . . . . . .   $(89.8)   $(43.6)
                                                              ======    ======


Net unrealized capital gains and other adjustments consist of the following items:

                                                              1997       1996
                                                              ----       ----
                                                               (In millions)

Net gains from changes in security values and book value
 adjustments. . . . . . . . . . . . . . . . . . . . . . . .  $ 159.5    $242.2
Increase in asset valuation reserve . . . . . . . . . . . .   (100.9)    (50.5)
                                                             -------    ------
Net Unrealized Capital Gains and Other Adjustments  . . . .  $  58.6    $191.7
                                                             =======    ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                              Gross       Gross
                                 Statement  Unrealized  Unrealized     Fair
Year ended December 31, 1997       Value      Gains       Losses       Value
----------------------------     ---------  ----------  ----------     -----
                                                (In millions)

U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . $ 258.9 $ 9.3 $ 0.0 $ 268.2 Obligations of states and
 political subdivisions  . . .       149.6       16.3        0.0         165.9
Debt securities issued by
 foreign governments . . . . .       259.7       53.2        0.1         312.8
Corporate securities . . . . .    17,336.1    1,485.9      113.4      18,708.6
Mortgage-backed securities . .     4,981.7      115.9       28.3       5,069.3
                                 ---------   --------     ------     ---------
Total bonds  . . . . . . . . .   $22,986.0   $1,680.6     $141.8     $24,524.8
                                 =========   ========     ======     =========


Year ended December 31, 1996
----------------------------

U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . . . .   $   430.2  $    8.8  $  4.2   $   434.8
Obligations of states and political
 subdivisions. . . . . . . . . . . .       175.2       8.8     3.9       180.1
Debt securities issued by foreign
 governments . . . . . . . . . . . .       203.5      30.1     0.0       233.6
Corporate securities . . . . . . . .    16,902.1   1,083.2   112.6    17,872.7
Mortgage-backed securities . . . . .     4,756.0     116.3    54.5     4,817.8
                                       ---------  --------  ------   ---------
Total bonds  . . . . . . . . . . . .   $22,467.0  $1,247.2  $175.2   $23,539.0
                                       =========  ========  ======   =========


The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                         Statement     Fair
                                                           Value       Value
                                                         ---------     -----
                                                             (In millions)

Due in one year or less  . . . . . . . . . . . . . . .   $ 1,386.4   $ 1,426.6
Due after one year through five years  . . . . . . . .     5,809.6     6,079.2
Due after five years through ten years . . . . . . . .     5,465.5     5,867.1
Due after ten years  . . . . . . . . . . . . . . . . .     5,342.8     6,082.6
                                                         ---------   ---------
                                                          18,004.3    19,455.5
Mortgage-backed securities . . . . . . . . . . . . . .     4,981.7     5,069.3
                                                         ---------   ---------
                                                         $22,986.0   $24,524.8
                                                         =========   =========


Gross gains of $61.5 million in 1997 and $43.8 million in 1996 and gross losses of $86.6 million in 1997 and $27.6 million in 1996 were realized from the sale of bonds.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1997, bonds with an admitted asset value of $19.2 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $148.0 million and $136.1 million at December 31, 1997 and 1996, respectively. At December 31, 1997, gross unrealized appreciation on common stocks totaled $139.3 million, and gross unrealized depreciation totaled $30.4 million. The fair value of preferred stock totaled $695.8 million at December 31, 1997 and $451.0 million at December 31, 1996.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1997 and 1996, $217.0 million and $540.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $71.7 million, bonds with amortized cost of $98.9 million and real estate with depreciated cost of $18.0 million were nonincome producing for the twelve months ended December 31, 1997.

Restructured commercial mortgage loans aggregated $314.3 million and $385.8 million as of December 31, 1997 and 1996, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                      Year ended December 31
                                                      ----------------------
                                                        1997          1996
                                                        ----          ----
                                                           (In millions)

Expected . . . . . . . . . . . . . . . . . . . . .      $33.8         $46.3
Actual . . . . . . . . . . . . . . . . . . . . . .       24.9          29.1

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------         ---------         -------------          ---------
                        (In millions)                            (In millions)

Apartments  . . . . .     $1,677.7     East North Central . .      $  891.5
Hotels  . . . . . . .        186.7     East South Central . .         163.4
Industrial  . . . . .        858.1     Middle Atlantic  . . .       1,410.2
Office buildings  . .      1,748.7     Mountain . . . . . . .         362.2
Retail  . . . . . . .      1,609.4     New England  . . . . .         836.9
1-4 Family  . . . . .          6.0     Pacific  . . . . . . .       1,770.6
Agricultural  . . . .      1,426.5     South Atlantic . . . .       1,475.4
Other . . . . . . . .        338.1     West North Central . .         260.1
                                       West South Central . .         613.1
                                       Other  . . . . . . . .          67.8
                          --------                                 --------
                          $7,851.2                                 $7,851.2
                          ========                                 ========


At December 31, 1997, the fair values of the commercial and agricultural mortgage loan portfolios were $6.7 billion and $1.5 billion, respectively. The corresponding amounts as of December 31, 1996 were approximately $6.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 18.0% and 7.66% for agricultural loans, 10.0% and 7.19% for other properties, and 7.27% and 7.25% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively. The corresponding amounts in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively. The corresponding amounts in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED
Premiums, benefits, and reserves ceded related to the business sold in 1997, included in the amounts above, were $487.4 million, $503.3 million, and $247.9 million, respectively, at December 31, 1997.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:

                                                      Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                           (In millions)

Reinsurance recoverables . . . . . . . . . . . . .      $12.5         $26.5
Funds withheld from reinsurers . . . . . . . . . .       35.1          23.4

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $236.3 million at December 31, 1997 and $226.4 million at December 31, 1996.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

Variable Life has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received $1.1 million in 1997 and transferred $35.0 million in 1996 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $9.8 million and $15.1 million in 1997 and 1996, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company transferred $2.4 million of cash for mortality claims to Variable Life, which decreased the Company's net gain from operations by $1.3 million in 1997.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $89.7 million in 1997 and $84.4 million in 1996. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

Pension (benefit) expense is summarized as follows:


                                                      Year ended December 31
                                                      ----------------------
                                                        1997          1996
                                                        ----          ----
                                                           (In millions)

Defined benefit plans:
  Service cost--benefits earned during the period     $  30.7       $  32.4
  Interest cost on the projected benefit obligation     109.3         107.4
  Actual return on plan assets . . . . . . . . . .     (177.7)       (225.1)
  Net amortization and deferral  . . . . . . . . .       23.7          85.0
                                                      -------       -------
                                                        (14.0)         (0.3)
Defined contribution plans . . . . . . . . . . . .        6.2          21.4
                                                      -------       -------
Total pension (benefit) expense  . . . . . . . . .    $  (7.8)      $  21.1
                                                      =======       =======

Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                             1997    1996
                                                             ----   -----

Discount rate  . . . . . . . . . . . . . . . . . . . . . .   7.00%   7.25%
Weighted rate of increase in compensation levels . . . . .   4.80%   4.80%
Expected long-term rate of return on assets  . . . . . . .   8.50%   8.50%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:


                                                      Year ended December 31
                                                      ----------------------
                                                        1997          1996
                                                        ----          ----
                                                           (In millions)

Actuarial present value of benefit obligations:
  Vested benefit obligation  . . . . . . . . . . .   $(1,462.2)    $(1,344.8)
                                                     =========     =========
  Accumulated benefit obligation . . . . . . . . .   $(1,507.6)    $(1,387.7)
                                                     =========     =========
Projected benefit obligation . . . . . . . . . . .   $(1,704.0)    $(1,582.4)
Plan assets fair value . . . . . . . . . . . . . .     1,877.7       1,787.6
                                                     ---------     ---------
Excess of plan assets over projected benefit
 obligation. . . . . . . . . . . . . . . . . . . .       173.7         205.2
Unrecognized net gain  . . . . . . . . . . . . . .      (101.7)       (176.1)
Prior service cost not yet recognized in net
 periodic pension cost . . . . . . . . . . . . . .        29.6          42.8
Unrecognized net asset, net of amortization  . . .       (93.2)        (95.9)
                                                     ---------     ---------
Net pension asset (liability)  . . . . . . . . . .   $     8.4     $   (24.0)
                                                     =========     =========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers'

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1997, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                   December 31
                                     -----------------------------------------
                                            1997                 1996
                                     -------------------  --------------------
                                     Medical              Medical
                                       and       Life       and        Life
                                      Dental   Insurance   Dental    Insurance
                                      Plans      Plans     Plans       Plans
                                     -------   ---------  -------    ---------
                                                  (In millions)

Accumulated postretirement benefit
 obligation:
  Retirees . . . . . . . . . . . .   $(228.8)  $ (95.7)   $(234.2)   $(100.6)
  Fully eligible active plan
    participants . . . . . . . . .     (38.7)    (17.9)     (46.4)     (19.4)
                                     -------   -------    -------    -------
                                      (267.5)   (113.6)    (280.6)    (120.0)
Plan assets at fair value  . . . .     172.7       0.0      132.4        0.0
                                     -------   -------    -------    -------
Accumulated postretirement benefit
 obligation in excess of plan
 assets. . . . . . . . . . . . . .     (94.8)   (113.6)    (148.2)    (120.0)
Unrecognized prior service cost  .      14.9       4.8       16.7        5.3
Unrecognized prior net gain  . . .    (122.8)     (4.2)     (93.0)       4.0
Unrecognized transition obligation     240.7      75.0      256.8       78.4
                                     -------   -------    -------    -------
Accrued postretirement benefit cost  $  38.0   $ (38.0)   $  32.3    $ (32.3)
                                     =======   =======    =======    =======

Net postretirement benefits costs for the years ended December 31, 1997 and 1996 were $40.8 million and $47.4 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

Net periodic postretirement benefits cost included the following components:


                                                    December 31
                                       ---------------------------------------
                                              1997                1996
                                       ------------------  -------------------
                                       Medical             Medical
                                         and      Life       and       Life
                                       Dental   Insurance  Dental    Insurance
                                        Plans     Plans     Plans      Plans
                                       -------  ---------  -------   ---------
                                                   (In millions)

Eligibility cost . . . . . . . . . .   $  6.9     $ 1.6    $  7.1      $ 1.8
Interest cost  . . . . . . . . . . .     17.8       7.6      19.8        8.3
Actual return on plan assets . . . .    (31.0)      0.0     (15.9)       0.0
Net amortization and deferral  . . .     32.8       5.1      20.9        5.4
                                       ------     -----    ------      -----
Net periodic postretirement benefit
 cost. . . . . . . . . . . . . . . .   $ 26.5     $14.3    $ 31.9      $15.5
                                       ======     =====    ======      =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1997 was 7.0% (7.25% for 1996). The expected long-term rates of return on plan assets were 8.5% and 7.0% at December 31, 1997 and 1996, respectively. The annual assumed rate of increase in the health care cost trend rate for the medical

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

coverages is 5.75% for 1998 (8.0% was assumed for 1997) and is assumed to decrease gradually to 5.00% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1997 by $26.2 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $3.0 million for 1997 and $2.9 million for 1996.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1997, the accumulated postretirement benefit obligations for non-vested employees amounted to $49.5 million for medical and dental plans and $10.4 million for life insurance plans. The corresponding amounts as of December 31, 1996 were $69.4 million and $10.7 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $12.4 billion at December 31, 1997 and $9.6 billion at December 31, 1996; total liabilities amounted to $11.1 billion at December 31, 1997 and $8.5 billion at December 31, 1996; and total net income was $184.8 million in 1997 and $193.0 million in 1996.

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 14).

The Company received dividends of $65.9 million and $9.4 million in 1997 and 1996, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, floors, and future contracts.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1998 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statements of financial position.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $6.4 million and $0.5 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                              December 31
                                                           -------------------
                                                             1997       1996
                                                             ----       ----
                                                             (In millions)
Futures contracts to purchase securities . . . . . . . .   $  154.0   $  117.6
                                                           ========   ========
Futures contracts to sell securities . . . . . . . . . .   $  414.2   $  136.4
                                                           ========   ========
Notional amount of interest rate swaps, interest rate
 swaptions, currency rate swaps, interest rate caps and
 interest rate floors to:
  Receive variable rates . . . . . . . . . . . . . . . .   $5,043.7   $3,822.8
                                                           ========   ========
  Receive fixed rates  . . . . . . . . . . . . . . . . .   $2,596.7   $2,912.5
                                                           ========   ========

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $58.3 million, $9.7 million, $(0.6) million and $(0.4) million, respectively. The corresponding amounts as of December

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

31, 1996 were $16.4 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $27.4 million in 1997 and $32.1 million in 1996. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                             December 31, 1997
                                                            -------------------
                                                               (In millions)
1998  . . . . . . . . . . . . . . . . . . . . . . . . . .          $19.5
1999  . . . . . . . . . . . . . . . . . . . . . . . . . .           17.0
2000  . . . . . . . . . . . . . . . . . . . . . . . . . .           14.5
2001  . . . . . . . . . . . . . . . . . . . . . . . . . .           11.5
2002  . . . . . . . . . . . . . . . . . . . . . . . . . .            8.1
Thereafter  . . . . . . . . . . . . . . . . . . . . . . .           12.2
                                                                   -----
Total minimum payments  . . . . . . . . . . . . . . . . .          $82.8
                                                                   =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                   December 31, 1997   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment . . . . . . . . .       $ 3,881.6        10.5%
  At book value less surrender charge  . . . . .         2,881.4         7.8
                                                       ---------       -----
  Total with adjustment  . . . . . . . . . . . .         6,763.0        18.3
  Subject to discretionary withdrawal (without
    adjustment) at book value  . . . . . . . . .         3,574.2         9.6
  Subject to discretionary withdrawal--separate
    accounts . . . . . . . . . . . . . . . . . .        13,455.3        36.3
Not subject to discretionary withdrawal:
  General account  . . . . . . . . . . . . . . .        11,996.1        32.4
  Separate accounts  . . . . . . . . . . . . . .         1,274.1         3.4
                                                       ---------       -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .        37,062.7       100.0%
                                                                       =====
Less reinsurance ceded . . . . . . . . . . . . .             0.0
                                                       ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts . . . . . . . . . . . . .       $37,062.7
                                                       =========

Any liquidation costs associated with the $13.5 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $693.6 million, $27.6 million, $122.3 million and $467.2 million, respectively, at December 31, 1997. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.3 billion at December 31, 1997. The majority of these commitments expire in 1998.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--COMMITMENTS AND CONTINGENCIES--CONTINUED

the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1997, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $672.0 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1997 and 1996 amounted to $4.1 million and $3.4 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1997, the aggregate outstanding principal balance of the pools of loans was $500.8 million. There were no mortgage loans buy-backs in 1997 and 1996.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1997 were $351.1 million for short-term borrowings and $163.2 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--COMMITMENTS AND CONTINGENCIES--CONTINUED

Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 15--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                           Year ended December 31
                               ---------------------------------------------
                                        1997                    1996
                               -----------------------  --------------------
                                Carrying      Fair      Carrying      Fair
                                 Amount      Value       Amount       Value
                                --------     -----      --------      -----
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .   $22,986.0   $24,524.8    $22,467.0   $23,539.0
  Preferred stocks--Note 6 .       640.6       695.8        416.2       451.0
  Common stocks--Note 6  . .       256.9       256.9        249.8       249.8
  Mortgage loans on real
    estate--Note 6 . . . . .     7,851.2     8,215.9      7,964.0     8,400.2
  Policy loans--Note 1 . . .     1,577.3     1,577.3      1,589.3     1,589.3
  Cash and cash
    equivalents--Note 1  . .       724.8       724.8      1,416.7     1,416.7
Liabilities
  Guaranteed investment
    contracts--Note 1  . . .    11,499.4    11,516.8     11,921.6    11,943.2
  Fixed rate deferred and
    immediate annuities--
    Note 1 . . . . . . . . .     4,289.1     4,290.4      3,909.3     3,886.1
  Supplementary contracts
    without life
    contingencies--Note 1  .        40.9        42.1         45.6        46.0
  Derivatives liabilities
    relating to:--Note 11
     Interest rate swaps . .          --        58.3           --        16.4
     Currency rate swaps . .          --         9.7           --        41.1
     Interest rate caps  . .          --        (0.6)          --        (0.6)
     Interest rate floors  .          --        (0.4)          --        (0.1)
  Commitments--Note 14 . . .          --     1,332.3           --     1,095.7

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

The Company has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Company presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

The Company as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While the Company is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Company's systems rely will be converted timely or will not have an adverse effect on the Company's systems.

The Company expects the project to be substantially complete by early 1999 and expects the incremental cost to be between $35 million and $45 million. The cost of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved and actual results may differ materially from those anticipated.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

     Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, John Hancock will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, the policy will terminate and John Hancock will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium or change in Death Benefit Option the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, John Hancock will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, it shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of John Hancock Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by John Hancock for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                         APPENDIX--IMPACT OF YEAR 2000


  The advent of the Year 2000 presents a technological challenge to John Hancock. Responding to that challenge, John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter. The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact John Hancock's systems. John Hancock presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of John Hancock.



  John Hancock expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

           APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, Account Value and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured and shows how the death benefit, Account Value and Surrender Value (reflecting the deduction of surrender charges, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the values set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. Tables are provided for each of the three available death benefit options. The values for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit, Account Value and Surrender Value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that current monthly rates for insurance and current charges for expenses (including John Hancock's intended waiver after ten Policy years of the sales charge deducted from certain premiums and its intended reduction in the tenth Policy year in the insurance charge deducted monthly from Account Value) will be made in each year illustrated. The tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) charge will be made for the monthly rates for insurance and for expense charges in each year illustrated without waivers or reductions. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .58%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .18%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the variable subaccounts. The actual charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at issue or premium amount requested, and assuming annual premiums and that the proposed insured is not in a substandard underwriting risk classification.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)



                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,065      303        397         495
   3          2,979      100,000   100,000    100,000    1,405      1,595      1,802      700        890       1,097
   4          4,073      100,000   100,000    100,000    1,919      2,241      2,605    1,079      1,401       1,765
   5          5,222      100,000   100,000    100,000    2,414      2,904      3,479    1,739      2,229       2,804
   6          6,428      100,000   100,000    100,000    2,889      3,584      4,431    2,079      2,774       3,621
   7          7,694      100,000   100,000    100,000    3,341      4,279      5,468    2,531      3,469       4,658
   8          9,024      100,000   100,000    100,000    3,770      4,989      6,598    3,050      4,269       5,878
   9         10,420      100,000   100,000    100,000    4,175      5,713      7,828    3,545      5,083       7,198
  10         11,886      100,000   100,000    100,000    4,565      6,466      9,191    4,025      5,926       8,651
  11         13,425      100,000   100,000    100,000    4,976      7,283     10,732    4,526      6,833      10,282
  12         15,042      100,000   100,000    100,000    5,361      8,120     12,423    5,046      7,805      12,108
  13         16,739      100,000   100,000    100,000    5,721      8,977     14,280    5,541      8,797      14,100
  14         18,521      100,000   100,000    100,000    6,053      9,856     16,322    6,053      9,856      16,322
  15         20,392      100,000   100,000    100,000    6,356     10,753     18,567    6,356     10,753      18,567
  16         22,356      100,000   100,000    100,000    6,629     11,671     21,040    6,629     11,671      21,040
  17         24,419      100,000   100,000    100,000    6,862     12,601     23,759    6,862     12,601      23,759
  18         26,585      100,000   100,000    100,000    7,048     13,539     26,751    7,048     13,539      26,751
  19         28,859      100,000   100,000    100,000    7,184     14,480     30,044    7,184     14,480      30,044
  20         31,247      100,000   100,000    100,000    7,263     15,420     33,672    7,263     15,420      33,672
  25         45,102      100,000   100,000    100,000    6,576     19,934     58,479    6,576     19,934      58,479
  30         62,785      100,000   100,000    120,995    3,172     23,413    100,829    3,172     23,413     100,829
  35         85,353      100,000   100,000    196,302        0     23,764    170,697        0     23,764     170,697
  40        142,637      100,000   100,000    293,236        0     39,744    279,272        0     39,744     279,272
  45        215,749      100,000   100,000    482,900        0     34,278    459,905        0     34,278     459,905

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,809 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,809 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      778        866        958        8         96         188
   3          2,979      100,000   100,000    100,000    1,264      1,440      1,633      359        535         728
   4          4,073      100,000   100,000    100,000    1,732      2,030      2,367      692        990       1,327
   5          5,222      100,000   100,000    100,000    2,181      2,633      3,165    1,006      1,458       1,990
   6          6,428      100,000   100,000    100,000    2,611      3,251      4,033    1,301      1,941       2,723
   7          7,694      100,000   100,000    100,000    3,018      3,881      4,976    1,808      2,671       3,766
   8          9,024      100,000   100,000    100,000    3,404      4,523      6,003    2,284      3,403       4,883
   9         10,420      100,000   100,000    100,000    3,765      5,175      7,118    2,835      4,245       6,188
  10         11,886      100,000   100,000    100,000    4,111      5,851      8,352    3,571      5,311       7,812
  11         13,425      100,000   100,000    100,000    4,431      6,538      9,697    3,981      6,088       9,247
  12         15,042      100,000   100,000    100,000    4,722      7,234     11,167    4,407      6,919      10,852
  13         16,739      100,000   100,000    100,000    4,985      7,940     12,775    4,805      7,760      12,595
  14         18,521      100,000   100,000    100,000    5,217      8,654     14,534    5,217      8,654      14,534
  15         20,392      100,000   100,000    100,000    5,415      9,375     16,461    5,415      9,375      16,461
  16         22,356      100,000   100,000    100,000    5,578     10,099     18,574    5,578     10,099      18,574
  17         24,419      100,000   100,000    100,000    5,699     10,823     20,890    5,699     10,823      20,890
  18         26,585      100,000   100,000    100,000    5,772     11,541     23,429    5,772     11,541      23,429
  19         28,859      100,000   100,000    100,000    5,792     12,248     26,216    5,792     12,248      26,216
  20         31,247      100,000   100,000    100,000    5,751     12,935     29,275    5,751     12,935      29,275
  25         45,102      100,000   100,000    100,000    4,385     15,853     49,953    4,385     15,853      49,953
  30         62,785      100,000   100,000    102,061       63     16,878     85,051       63     16,878      85,051
  35         85,353      100,000   100,000    165,642        0     13,088    144,036        0     13,088     144,036
  40        149,402      100,000   100,000    246,159        0     20,078    234,437        0     20,078     234,437
  45        231,148      100,000   100,000    404,261        0          0    385,011        0          0     385,011

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $6,975 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $6,975 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
           Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,065      303        397         495
   3          2,979      100,000   100,000    100,000    1,405      1,595      1,802      700        890       1,097
   4          4,073      100,000   100,000    100,000    1,919      2,241      2,605    1,079      1,401       1,765
   5          5,222      100,000   100,000    100,000    2,414      2,904      3,479    1,739      2,229       2,804
   6          6,428      100,000   100,000    100,000    2,889      3,584      4,431    2,079      2,774       3,621
   7          7,694      100,000   100,000    100,000    3,341      4,279      5,468    2,531      3,469       4,658
   8          9,024      100,000   100,000    100,000    3,770      4,989      6,598    3,050      4,269       5,878
   9         10,420      100,000   100,000    100,000    4,175      5,713      7,828    3,545      5,083       7,198
  10         11,886      100,000   100,000    100,000    4,565      6,466      9,191    4,025      5,926       8,651
  11         13,425      100,000   100,000    100,000    4,976      7,283     10,732    4,526      6,833      10,282
  12         15,042      100,000   100,000    100,000    5,361      8,120     12,423    5,046      7,805      12,108
  13         16,739      100,000   100,000    100,000    5,721      8,977     14,280    5,541      8,797      14,100
  14         18,521      100,000   100,000    100,000    6,053      9,856     16,322    6,053      9,856      16,322
  15         20,392      100,000   100,000    100,000    6,356     10,753     18,567    6,356     10,753      18,567
  16         22,356      100,000   100,000    100,173    6,629     11,671     21,040    6,629     11,671      21,040
  17         24,419      100,000   100,000    101,272    6,862     12,601     23,757    6,862     12,601      23,757
  18         26,585      100,000   100,000    102,601    7,048     13,539     26,737    7,048     13,539      26,737
  19         28,859      100,000   100,000    104,187    7,184     14,480     30,008    7,184     14,480      30,008
  20         31,247      100,000   100,000    106,064    7,263     15,420     33,598    7,263     15,420      33,598
  25         45,102      100,000   100,000    121,108    6,576     19,934     57,607    6,576     19,934      57,607
  30         62,785      100,000   100,000    150,402    3,172     23,413     96,351    3,172     23,413      96,351
  35         85,353      100,000   100,000    203,738        0     23,764    159,166        0     23,764     159,166
  40        142,637      100,000   104,578    284,760        0     38,194    257,817        0     38,194     257,817
  45        215,749      100,000   100,000    442,603        0     31,391    421,527        0     31,391     421,527

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,809 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,809 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)


                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      778        866        958        8         96         188
   3          2,979      100,000   100,000    100,000    1,264      1,440      1,633      359        535         728
   4          4,073      100,000   100,000    100,000    1,732      2,030      2,367      692        990       1,327
   5          5,222      100,000   100,000    100,000    2,181      2,633      3,165    1,006      1,458       1,990
   6          6,428      100,000   100,000    100,000    2,611      3,251      4,033    1,301      1,941       2,723
   7          7,694      100,000   100,000    100,000    3,018      3,881      4,976    1,808      2,671       3,766
   8          9,024      100,000   100,000    100,000    3,404      4,523      6,003    2,284      3,403       4,883
   9         10,420      100,000   100,000    100,000    3,765      5,175      7,118    2,835      4,245       6,188
  10         11,886      100,000   100,000    100,000    4,111      5,851      8,352    3,571      5,311       7,812
  11         13,425      100,000   100,000    100,000    4,431      6,538      9,697    3,981      6,088       9,247
  12         15,042      100,000   100,000    100,000    4,722      7,234     11,167    4,407      6,919      10,852
  13         16,739      100,000   100,000    100,000    4,985      7,940     12,775    4,805      7,760      12,595
  14         18,521      100,000   100,000    100,000    5,217      8,654     14,534    5,217      8,654      14,534
  15         20,392      100,000   100,000    100,000    5,415      9,375     16,461    5,415      9,375      16,461
  16         22,356      100,000   100,000    100,000    5,578     10,099     18,574    5,578     10,099      18,574
  17         24,419      100,000   100,000    100,000    5,699     10,823     20,890    5,699     10,823      20,890
  18         26,585      100,000   100,000    100,000    5,772     11,541     23,429    5,772     11,541      23,429
  19         28,859      100,000   100,000    100,395    5,792     12,248     26,216    5,792     12,248      26,216
  20         31,247      100,000   100,000    101,735    5,751     12,935     29,269    5,751     12,935      29,269
  25         45,102      100,000   100,000    113,041    4,385     15,853     49,540    4,385     15,853      49,540
  30         62,785      100,000   100,000    135,964       63     16,878     81,913       63     16,878      81,913
  35         85,353      100,000   100,000    178,482        0     13,088    133,911        0     13,088     133,911
  40        149,402      100,000   100,000    241,044        0     19,429    214,101        0     19,429     214,101
  45        231,148      100,000   100,000    367,615        0          0    346,817        0          0     346,817

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $6,975 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $6,975 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)


                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
           Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000       323       356        390         0         0           0
   2          1,937      100,000   100,000    100,000       873       967      1,065       303       397         495
   3          2,979      100,000   100,000    100,000     1,405     1,595      1,802       700       890       1,097
   4          4,073      100,000   100,000    100,000     1,919     2,241      2,605     1,079     1,401       1,765
   5          5,222      100,000   100,000    100,000     2,414     2,904      3,479     1,739     2,229       2,804
   6          6,428      100,000   100,000    100,000     2,889     3,584      4,431     2,079     2,774       3,621
   7          7,694      100,000   100,000    100,000     3,341     4,279      5,468     2,531     3,469       4,658
   8          9,024      100,000   100,000    100,000     3,770     4,989      6,598     3,050     4,269       5,878
   9         10,420      100,000   100,000    100,000     4,175     5,713      7,828     3,545     5,083       7,198
  10         11,886      100,000   100,000    100,000     4,565     6,466      9,191     4,025     5,926       8,651
  11         13,425      100,000   100,000    100,000     4,976     7,283     10,732     4,526     6,833      10,282
  12         15,042      100,000   100,000    100,000     5,361     8,120     12,423     5,046     7,805      12,108
  13         16,739      100,000   100,000    100,000     5,721     8,977     14,280     5,541     8,797      14,100
  14         18,521      100,000   100,000    100,000     6,053     9,856     16,322     6,053     9,856      16,322
  15         20,392      100,000   100,000    100,000     6,356    10,753     18,567     6,356    10,753      18,567
  16         22,356      100,000   100,000    100,000     6,629    11,671     21,040     6,629    11,671      21,040
  17         24,419      100,000   100,000    100,000     6,862    12,601     23,759     6,862    12,601      23,759
  18         26,585      100,000   100,000    100,000     7,048    13,539     26,751     7,048    13,539      26,751
  19         28,859      100,000   100,000    100,000     7,184    14,480     30,044     7,184    14,480      30,044
  20         31,247      100,000   100,000    100,000     7,263    15,420     33,672     7,263    15,420      33,672
  25         45,102      100,000   100,000    113,311     6,576    19,934     58,314     6,576    19,934      58,314
  30         62,785      100,000   100,000    165,106     3,172    23,413     97,007     3,172    23,413      97,007
  35         85,353      100,000   100,000    235,773         0    23,764    155,770         0    23,764     155,770
  40        142,637      100,000   100,000    325,483    16,177    48,358    237,787    16,177    48,358     237,787
  45        215,749      100,000   102,204    451,336    30,905    80,947    357,466    30,905    80,947     357,466

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,809 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,809 at 6% and $0 at 12%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)


                               Death Benefit(3)               Account Value(3)              Surrender Value(3)
                         -----------------------------  -----------------------------  -----------------------------
           Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000       276       307        339         0         0           0
   2          1,937      100,000   100,000    100,000       778       866        958         8        96         188
   3          2,979      100,000   100,000    100,000     1,264     1,440      1,633       359       535         728
   4          4,073      100,000   100,000    100,000     1,732     2,030      2,367       692       990       1,327
   5          5,222      100,000   100,000    100,000     2,181     2,633      3,165     1,006     1,458       1,990
   6          6,428      100,000   100,000    100,000     2,611     3,251      4,033     1,301     1,941       2,723
   7          7,694      100,000   100,000    100,000     3,018     3,881      4,976     1,808     2,671       3,766
   8          9,024      100,000   100,000    100,000     3,404     4,523      6,003     2,284     3,403       4,883
   9         10,420      100,000   100,000    100,000     3,765     5,175      7,118     2,835     4,245       6,188
  10         11,886      100,000   100,000    100,000     4,111     5,851      8,352     3,571     5,311       7,812
  11         13,425      100,000   100,000    100,000     4,431     6,538      9,697     3,981     6,088       9,247
  12         15,042      100,000   100,000    100,000     4,722     7,234     11,167     4,407     6,919      10,852
  13         16,739      100,000   100,000    100,000     4,985     7,940     12,775     4,805     7,760      12,595
  14         18,521      100,000   100,000    100,000     5,217     8,654     14,534     5,217     8,654      14,534
  15         20,392      100,000   100,000    100,000     5,415     9,375     16,461     5,415     9,375      16,461
  16         22,356      100,000   100,000    100,000     5,578    10,099     18,574     5,578    10,099      18,574
  17         24,419      100,000   100,000    100,000     5,699    10,823     20,890     5,699    10,823      20,890
  18         26,585      100,000   100,000    100,000     5,772    11,541     23,429     5,772    11,541      23,429
  19         28,859      100,000   100,000    100,000     5,792    12,248     26,216     5,792    12,248      26,216
  20         31,247      100,000   100,000    100,000     5,751    12,935     29,275     5,751    12,935      29,275
  25         45,102      100,000   100,000    100,000     4,385    15,853     49,953     4,385    15,853      49,953
  30         62,785      100,000   100,000    141,214        63    16,878     82,970        63    16,878      82,970
  35         85,353      100,000   100,000    201,065         0    13,088    132,839         0    13,088     132,839
  40        149,402      100,000   100,000    274,355     6,729    34,939    200,435     6,729    34,939     200,435
  45        231,148      100,000   100,000    375,769    11,994    60,094    297,615    11,994    60,094     297,615

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $6,975 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $6,975 at 6% and $0 at 12%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [LOGO OF JOHN HANCOCK APPEARS HERE]




  POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY JOHN HANCOCK
                       PLACE, BOSTON, MASSACHUSETTS 02117

S8144NY 5/98

[LOGO OF JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY APPEARS HERE]


                                John Hancock Mutual Life Insurance Company
                                                             (John Hancock)


                SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY
             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                               John Hancock Place
                          Boston, Massachusetts 02117

                         JOHN HANCOCK SERVICING OFFICE:
                                  P.O. Box 111
                          Boston, Massachusetts 02117

                   TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                                FAX 617-572-5410


                           PROSPECTUS MAY 1, 1998

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Mutual Variable Life Insurance Account UV ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock'') or of M Fund, Inc., a "series" type mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in the general account of John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of the Funds: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, Money Market, Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity. (The Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, High Yield Bond, and Enhanced U.S. Equity Portfolios are not currently available to Owners but are expected to be made available later in 1998.) Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
          VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



                                                                          Page
SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
JOHN HANCOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
THE ACCOUNT AND SERIES FUNDS . . . . . . . . . . . . . . . . . . . . .       7
THE FIXED ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . .      10
POLICY PROVISIONS AND BENEFITS . . . . . . . . . . . . . . . . . . . .      11
  Requirements for Issuance of Policy  . . . . . . . . . . . . . . . .      11
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
  Account Value and Surrender Value  . . . . . . . . . . . . . . . . .      15
  Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
  Death Benefit Options  . . . . . . . . . . . . . . . . . . . . . . .      17
  Definition of Life Insurance . . . . . . . . . . . . . . . . . . . .      18
  Excess Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18
  Partial Withdrawal of Excess Value . . . . . . . . . . . . . . . . .      19
  Transfers Among Subaccounts  . . . . . . . . . . . . . . . . . . . .      19
  Loan Provisions and Indebtedness . . . . . . . . . . . . . . . . . .      20
  Default and Options on Lapse . . . . . . . . . . . . . . . . . . . .      21
  Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . .      22
CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .      22
  Charges Deducted from Premiums . . . . . . . . . . . . . . . . . . .      22
  Sales Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
  Administrative Surrender Charge  . . . . . . . . . . . . . . . . . .      24
  Reduced Charges for Eligible Groups  . . . . . . . . . . . . . . . .      25
  Charges Deducted from Account Value  . . . . . . . . . . . . . . . .      25
DISTRIBUTION OF POLICIES . . . . . . . . . . . . . . . . . . . . . . .      27
TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .      28
  Policy Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .      28
  Charge for John Hancock's Taxes  . . . . . . . . . . . . . . . . . .      29
  Corporate and H.R. 10 Plans  . . . . . . . . . . . . . . . . . . . .      30
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK  . . . . . .      30
REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      31
VOTING PRIVILEGES  . . . . . . . . . . . . . . . . . . . . . . . . . .      31
CHANGES THAT JOHN HANCOCK CAN MAKE . . . . . . . . . . . . . . . . . .      32
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . .      32
LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      33
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . .      33
EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      33
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .      33
APPENDIX--OTHER POLICY PROVISIONS  . . . . . . . . . . . . . . . . . .      74
APPENDIX--IMPACT OF YEAR 2000  . . . . . . . . . . . . . . . . . . . .      76
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER
 VALUES AND ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . .      77


THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                       INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                         Page
Account Value  . . . . . . . . . . . . . . . . . . . . . . . . . . .        15
Administrative Surrender Charge  . . . . . . . . . . . . . . . . . .        24
Attained Age . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17
Base Policy Premium  . . . . . . . . . . . . . . . . . . . . . . . .        12
Basic Account Value  . . . . . . . . . . . . . . . . . . . . . . . .        18
Contingent Deferred Sales Charge . . . . . . . . . . . . . . . . . .        23
Corridor Factor  . . . . . . . . . . . . . . . . . . . . . . . . . .        17
Current Death Benefit  . . . . . . . . . . . . . . . . . . . . . . .        16
Death Benefit Factor . . . . . . . . . . . . . . . . . . . . . . . .        16
Excess Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17
Experience Component . . . . . . . . . . . . . . . . . . . . . . . .        18
Fixed Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
Grace Period . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21
Guaranteed Death Benefit . . . . . . . . . . . . . . . . . . . . . .        16
Guaranteed Maximum Recalculation Premium . . . . . . . . . . . . . .        13
Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21
Investment Rule  . . . . . . . . . . . . . . . . . . . . . . . . . .        14
Loan Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21
Minimum First Premium  . . . . . . . . . . . . . . . . . . . . . . .        12
Modal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12
Premium Component  . . . . . . . . . . . . . . . . . . . . . . . . .        18
Premium Recalculation  . . . . . . . . . . . . . . . . . . . . . . .        12
Required Premium . . . . . . . . . . . . . . . . . . . . . . . . . .        12
Servicing Office . . . . . . . . . . . . . . . . . . . . . . . . . .     Cover
Subaccount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Cover
Sum Insured  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        16
Surrender Value  . . . . . . . . . . . . . . . . . . . . . . . . . .        16
Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
Variable Subaccounts . . . . . . . . . . . . . . . . . . . . . . . .         2

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock issues variable life insurance policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibility. Other policies issued by John Hancock are offered by means of other prospectuses.

  The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: Premium payments are periodically made to John Hancock in amounts sufficient to meet the premium schedule selected. John Hancock takes from each premium an amount for taxes, and, from certain premiums, a sales charge. John Hancock then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Funds. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of John Hancock. During the year, John Hancock takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may be either level or variable as elected by the Owner. The level death benefit provides a death benefit that generally remains fixed in amount and an Account Value that varies daily. Two versions of the level death benefit are available. The variable death benefit provides for a death benefit and Account Value that may vary daily. John Hancock guarantees that the death benefit will never be less than the Sum Insured at issue, absent a partial surrender ("Guaranteed Death Benefit").

  At issue of the Policy, the Current Death Benefit is generally well below the Guaranteed Death Benefit. Whether or not it exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit exceeds the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and John Hancock bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is the sum of the amounts of the premium that John Hancock credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. John Hancock does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any Administrative Surrender Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Sum Insured at issue is $50,000. All persons insured must be no more than 75 years of age at issue and meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" class, which has the lowest insurance charges for this Policy. Policies issued under certain circumstances will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Base Policy Premiums are determined as follows: A fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. On this date, in the absence of an earlier election by the Owner, the "Base Policy Premium" is automatically shifted to a new premium schedule and a new fixed annual premium becomes payable on a scheduled basis for the remaining life of the Policy. The new Base Policy Premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the Premium Recalculation take place on any Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. The Base Policy Premium depends upon the Sum Insured at issue and the insured's age, smoking status and sex (unless the Policy is sex-neutral). Base Policy Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. These premiums, along with the Base Policy Premiums, are the Required Premium. There is a 61-day grace period in which to make Required Premium payments due after the Minimum First Premium is received.

  Within limits, Required Premiums may be paid in advance and more than the Required Premiums may be paid. If the Account Value under a Policy is sufficiently high, a Required Premium payment otherwise scheduled need not be paid.

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Funds. The assets of each variable Subaccount are invested in a corresponding Portfolio of the Funds. The current Portfolios of the Funds are: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, Money Market, Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity.

  The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to John Hancock Variable Series Trust I (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).

                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses     Reimbursement*
    ---------           ----------  -------------  ---------   ----------------
Managed . . . . . . .      0.33%        0.04%        0.37%            N/A
Growth & Income . . .      0.25%        0.03%        0.28%            N/A
Equity Index. . . . .      0.15%        0.25%        0.40%           0.40%
Large Cap Value . . .      0.75%        0.25%        1.00%           0.31%
Large Cap Growth. . .      0.39%        0.05%        0.44%            N/A
Mid Cap Value . . . .      0.80%        0.25%        1.05%           0.34%
Mid Cap Growth. . . .      0.85%        0.25%        1.10%           0.57%
Diversified Mid Cap
 Growth . . . . . . .      0.75%        0.10%        0.85%            N/A
Real Estate Equity. .      0.60%        0.09%        0.69%            N/A
Small/Mid Cap CORE. .
Small Cap Value . . .      0.80%        0.25%        1.05%           0.50%
Small Cap Growth. . .      0.75%        0.25%        1.00%           0.37%
Global Equity . . . .
International Balanced     0.85%        0.25%        1.10%           0.71%
International Equity
 Index. . . . . . . .      0.18%        0.19%        0.37%            N/A
International
 Opportunities. . . .      0.97%        0.25%        1.22%           0.60%
Emerging Markets
 Equity . . . . . . .
Short-Term Bond . . .      0.30%        0.21%        0.51%
Bond Index. . . . . .
Sovereign Bond. . . .      0.25%        0.06%        0.31%            N/A
Strategic Bond. . . .      0.75%        0.25%        1.00%           0.57%
High Yield Bond . . .
Money Market. . . . .      0.25%        0.08%        0.33%            N/A


  *John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  M Fund, Inc., pays M Financial Investment Advisers, Inc., ("M Financial") a fee for providing investment management services to each of its Portfolios. M Fund, Inc., also pays for certain other fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to the Fund.

                                                                             Other
                                                               Total          Fund
                                     Investment                Fund         Expenses
                                     Management  Other Fund  Operating       Absent
Portfolio                               Fee       Expenses   Expenses    Reimbursement*
---------                            ----------  ----------  ---------   --------------
Edinburgh Overseas Equity . . . . .    1.05%       0.25%       1.30%         3.89%
Turner Core Growth  . . . . . . . .    0.45%       0.25%       0.70%         5.72%
Frontier Capital Appreciation . . .    0.90%       0.25%       1.15%         1.96%
Enhanced U.S. Equity  . . . . . . .    0.55%       0.25%       0.80%         4.87%


---------

 * M Financial reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Funds, see the prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JOHN HANCOCK?

  State Premium Tax and Federal DAC Tax. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge Deduction from Premium. A charge equal to no more than 5% of all premiums received in any Policy year up to the Required Premium for that year. John Hancock currently intends to waive this deduction from Required Premiums received after the first 10 Policy years.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 13 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of Base Policy Premiums paid to date. The total charges for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all Required Premiums are paid, over that period.

  Administrative Surrender Charge. A charge deducted from Account Value if the Policy lapses or is surrendered in the first 9 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs and the amount of the Policy's Guaranteed Death Benefit at that time. The maximum charge is $5 per $1000 of Guaranteed Death Benefit.

  Issue Charge. A $20 charge deducted monthly from Account Value in the first Policy year.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $8 (currently $6.00) for all Policy years.

  Insurance Charge. A charge based upon the amount for which John Hancock is at risk, considering the attained age and risk classification of the insured and John Hancock's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value. Beginning in the tenth Policy year, John Hancock will make a special credit to the Account Value on a monthly basis. This credit will be reflected as a reduction to the insurance charge.

  Guaranteed Death Benefit Charge. A charge not to exceed 3c per $1000 (currently 1c per $1000) of current Sum Insured deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations.

  Charge for Mortality and Expense Risks. A charge made daily from the variable Subaccounts at an effective annual rate of .60% of the assets of each variable Subaccount.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge of $20 is deducted from Account Value at the time of any partial withdrawal of any Excess Value. No Contingent Deferred Sales Charge or Administrative Surrender Charge is applicable to any such withdrawals.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. (See "Charge for John Hancock's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by John Hancock from its general account to one or more of the Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less the sales charge deducted from certain premiums and less the charges deducted from all premiums for state premium taxes and the Federal DAC Tax. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which John Hancock will allocate amounts to Subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales expenses, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  Three death benefit options are available at the time of application for a Policy.

  Option 1: Level Death Benefit. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit.

  Option 2: Variable Death Benefit. A variable death benefit equal to the greater of the Guaranteed Death Benefit plus any Excess Value or the Current Death Benefit.

  If neither of the above Options meets the objectives of the Owner, a third Option may be elected and an endorsement to the Policy will be issued. This Option is described below.

  Option 3: Level Death Benefit With Greater Funding. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit. It differs from the Level Death Benefit Option described above in that a greater amount of premium payments can generally be made by the Owner.

  The Current Death Benefit is equal to the Account Value multiplied by a Corridor Factor or a Death Benefit Factor. In all three Options, when the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever the Policy's Account Value increases, and decrease whenever the Account Value decreases, but never below the Guaranteed Death Benefit. These factors increase the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits"; "Death Benefit Options"; "Definition of Life Insurance" and "Tax Considerations".

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of the Notice of Withdrawal Right, whichever is latest, to John Hancock's Servicing Office, or to the agent or agency office through which it was delivered. Coverage under the Policy will be cancelled immediately as of the date of such mailing or delivery. Any premium paid on it will be refunded.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                                  JOHN HANCOCK

  John Hancock, a mutual life insurance company, is authorized to transact a life insurance and annuity business in Massachusetts and all states.

  John Hancock is a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                          THE ACCOUNT AND SERIES FUNDS

  The Account, a separate account established under Massachusetts law in 1993 meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account or John Hancock.

  The assets in the variable Subaccounts are invested in the corresponding Portfolio of the Funds, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.

  John Hancock acts as the investment manager for the Portfolios described above and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity and Short-Term Bond Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and, together with its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  Edinburgh Overseas Equity Portfolio: The investment objective of this Portfolio is to provide long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

  Turner Core Growth Portfolio: The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

  Frontier Capital Appreciation Portfolio: The investment objective of this Portfolio is to seek maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  Enhanced U.S. Equity Portfolio: The investment objective of this Portfolio is to provide above market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

  M Financial Investment Advisers, Inc. acts as the investment manager for the four Portfolios described above. Edinburgh Fund Managers PLC provides sub-investment advice to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advice to the Turner Core Growth Portfolio; Frontier Capital Management Company, Inc. provides sub-investment advice to the Frontier Capital Appreciation Portfolio; and Franklin Portfolio Associates Trust provides sub-investment advice to the Enhanced U.S. Equity Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of John Hancock's general account assets. John Hancock's general account consists of assets owned by John Hancock other than those in the Account and in other separate accounts that have been or may be established by John Hancock. Subject to applicable law, John Hancock has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, John Hancock guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the Required Premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. John Hancock guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. John Hancock may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, John Hancock will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                        POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made.

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at issue of $50,000. All persons insured must be age 75 or under and meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Amounts of coverage that John Hancock will accept under the Policy may be limited by John Hancock's underwriting and reinsurance procedures as in effect from time to time. Policies issued in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations set forth in this Prospectus are sex-distinct and, therefore, do not reflect the sex-neutral rates, charges or values that would apply to such Policies.

PREMIUMS

  Payment Schedule. Premiums are scheduled and payable during the lifetime of the insured in accordance with John Hancock's established rules and rates. Premiums are payable at John Hancock's Servicing Office on or before the due date specified in the Policy.

  Scheduled premiums are payable annually or more frequently, depending upon the premium schedule mode chosen by the Owner. The scheduled payment date of any premium is the first day of the applicable Modal period. The "Modal" periods are the monthly, quarterly, semi-annual or annual intervals at which the Owner elects to have the scheduled premium payments fall due. The Owner may change the frequency of scheduled premium payments. No additional charge is made for premium payments made more frequently than annually.

  Minimum Premium Requirements. An amount of Required Premium (see below) is determined by John Hancock at the time of issue of the Policy.

  A Minimum First Premium must be received by John Hancock at its Servicing Office in order for the Policy to be in full force and effect. The Minimum First Premium is the first Modal premium. For example, if the Owner has elected a quarterly Modal premium, one-quarter of the initial Required Premium must be received by John Hancock at the time of issue of the Policy.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy, regardless of the mode elected.

  Generally, all premiums received, regardless of when received, are counted by John Hancock when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value. The premium requirement will also be deemed satisfied on any scheduled due date if any Excess Value is available on that scheduled due date. See "Excess Value".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

  Amount of Required Premium. The Required Premium determined at the start of each Modal premium period equals an amount for the Sum Insured ("Base Policy Premium") plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Base Policy Premium does not change until the Premium Recalculation occurs or the Policy is partially surrendered.

  Premium Recalculation. All Policies are issued on a Modified Schedule as the basis for the Base Policy Premium. The Base Policy Premium under the Modified Schedule may increase or decrease upon any Premium Recalculation, whether automatic or elected earlier by the Owner. A Premium Recalculation must occur no later than the Policy anniversary nearest the insured's 70th birthday or, if later, on the tenth Policy anniversary. At the time of the Premium Recalculation, John Hancock determines a new Base Policy Premium which is payable through the remaining lifetime of the insured.

  The Premium Recalculation applicable to any Policy may be elected by the Owner at any time up to the Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by John Hancock at its Servicing Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected automatically by John Hancock as noted above.

  The new Base Policy Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Base Policy Premium. The new Base Policy Premium depends on the insured's sex, smoking status, attained age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A table of Guaranteed Maximum Recalculation Premiums for the insured is determined by John Hancock and set forth in the Policy. The Guaranteed Maximum Recalculation Premium increases as the insured's attained age increases. The new Base Policy Premium will never exceed the Policy's Guaranteed Maximum Recalculation Premium based on the insured's attained age at the time of the recalculation.

  The Premium Recalculation feature makes it possible for John Hancock to set a lower Base Policy Premium (and thus a lower Required Premium) at the time of Policy issuance than would be possible without this feature. If a purchaser at any time wishes to "lock in" a Base Policy Premium (and Required Premium) for the life of the Policy, he or she may request a Premium Recalculation at that time.

  The Guaranteed Maximum Recalculation Premium is lowest for a recalculation at the time a Policy is issued and increases each year the recalculation is delayed. Accordingly, by delaying the Premium Recalculation, the Owner assumes the risk that the Base Policy Premium following the recalculation will be higher than it would have been had the recalculation been performed at the time the Policy was issued. The longer the delay and the lower the Policy's Account Value, the greater this risk. On the other hand, an Owner who defers the Premium Recalculation has the benefit of a lower Base Policy Premium prior to the recalculation and a longer period of time to permit the Policy to accumulate a sufficient amount of Account Value to reduce the possibility or amount of an increase in the Base Policy Premium at the time of the recalculation.

  If the Policy's Account Value at the time of the Premium Recalculation exceeds the Policy's Basic Account Value, the Base Policy Premium will be less following the recalculation than it would have been had the recalculation been performed at the time of Policy issuance. Otherwise it will be more. As to how the Basic Account Value is determined, see "Excess Value."

  As an example, consider the Policy illustrated on page 62 of this Prospectus (Death Benefit Option 1 in the amount of $100,000, assuming current charge rates, for a male standard risk non-smoker age 35 at issue). If no Premium Recalculation is made at Policy issuance, the Base Policy Premium for this Policy would be $900 until such time as the Premium Recalculation is made. Assuming such premium is paid annually until the Premium Recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the Base Policy Premium would be following a recalculation on the dates shown.


                                         Base Policy Premium Following
Policy Anniversary of              Recalculation Assuming Hypothetical Gross
Premium Recalculation                      Annual Rate of Return of:
---------------------              -----------------------------------------
                                       0%             6%              12%
                                   ----------      ---------       ---------
 0 (Issue Date) . . . . . . . .     $1,414.00      $1,414.00       $1,414.00
 5  . . . . . . . . . . . . . .     $1,607.99      $1,581.92       $1,551.41
10  . . . . . . . . . . . . . .     $1,900.30      $1,791.31       $1,635.15
15  . . . . . . . . . . . . . .     $2,334.72      $2,058.15       $1,566.76
20  . . . . . . . . . . . . . .     $3,008.11      $2,433.77       $1,151.92
25  . . . . . . . . . . . . . .     $4,077.27      $2,998.48       $    0.00
30  . . . . . . . . . . . . . .     $5,845.15      $3,914.46       $    0.00
35* . . . . . . . . . . . . . .     $8,404.00      $5,561.76       $    0.00

---------
* Mandatory Premium Recalculation if Owner does not choose earlier date.

  A charge will be made if the new Base Policy Premium is below the Guaranteed Maximum Recalculation Premium for the insured's age at issue of the Policy. The charge will not exceed 3% (currently 1 1/2%) of the amount by which the Policy's Account Value exceeds its Basic Account Value at the time of the Premium Recalculation. See "Guaranteed Minimum Death Benefit Charges." This charge compensates John Hancock for the risk inherent in "locking in" the Base Policy Premium at a lower rate than would have been charged if the Premium Recalculation had been performed at the time of the Policy issuance.

  The amount of any Account Value that is considered Excess Value under a Policy may increase or decrease as a result of a Premium Recalculation. See "Excess Value."

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by John Hancock for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. All premiums are payable at John Hancock's Servicing Office.

  Any premium payment will be processed by John Hancock as of the end of the Valuation Period in which it is received, unless one of the four exceptions noted below is applicable. The net premium begins to earn a return in the Account or Fixed Account, as the case may be, at the close of business on the date as of which it is processed. Each premium payment will be reduced by the state premium tax charge, the Federal DAC Tax charge and the sales charge deducted from certain premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, the minimum allocation to a Subaccount may not be less than 1%, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock. If the Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective.

  There are four exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

     (1) A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

     (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of Required Premium in default; any excess will be processed as of the date of receipt.

     (3) If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

     (4) That portion of any premium that John Hancock delays accepting as described under "Other Premium Limitations" or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which that amount is accepted.

  Flexibility as to Premium Payments. The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. John Hancock reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy. At the time of Policy issuance, John Hancock will determine whether the planned premium billing schedule will exceed the 7-pay limit discussed below. If so, John Hancock will not issue the Policy unless the Owner signs a form acknowledging that fact.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is withdrawn, the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled payment dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium as defined in the law. The "7-pay" premium is greater than the Required Premium but is generally less than the amount an Owner may choose to pay and John Hancock will accept. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment" which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period.

A reduction in the Policy's benefits within the 7-year period following issuance of, or reinstatement of, or other material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If John Hancock receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgement of that fact. When it identifies such excess premium, John Hancock sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Death Benefits--Definition of Life Insurance". The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. If the payment of a given premium will cause the Policy Account Value to increase to such an extent that an increase in death benefit is necessary to satisfy federal tax law requirements, John Hancock has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will John Hancock refuse to accept any Required Premium. Also, if an Owner has elected to use the "guideline premium and cash value corridor" test for Federal income tax purposes, John Hancock will not accept the portion of any premium that exceeds the maximum amount prescribed under that test.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Assets established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal of Excess Value, increased or decreased by the investment experience of the Subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge and any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first thirteen Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charges for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy, assuming that all Required Premiums are paid, over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living and the Policy is not in a grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at John Hancock's Servicing Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to John Hancock in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which John Hancock would issue a Policy on the life of the insured. The Guaranteed Death Benefit and Required Premium for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of the Account Value will be paid to the Owner and a pro-rata portion of any Contingent Deferred Sales Charge and any Administrative Surrender Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Excess Value".

  A surrender or partial surrender may have significant tax consequences. See "Tax Considerations".

DEATH BENEFITS

  The death benefit proceeds are payable upon the death of the insured while the Policy is in effect. The proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, less any Indebtedness. The death benefit payable under Death Benefit Options 1 and 3, described below, is the greater of the Guaranteed Death Benefit or the Current Death Benefit. The death benefit payable under Death Benefit Option 2 described below is the greater of the Guaranteed Death Benefit, increased by any Excess Value (see "Excess Value") or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at issue of the Policy is the same as the Sum Insured at issue shown in the Policy. Thereafter the Guaranteed Death Benefit may be reduced by a partial surrender on request of the Owner. John Hancock guarantees that, regardless of the investment experience of the Subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times either the Death Benefit Factor or Corridor Factor. The Factor used depends upon the Death Benefit Option selected by the Owner (see below). The Death Benefit Factor depends upon the sex, smoking status and the then attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. A complete list of Death Benefit Factors is set forth in the Policy. The Corridor Factor depends upon the then attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. See "Definition of Life Insurance". The Current Death Benefit is variable; it increases as the Account Value increases and decreases as the Account Value decreases.

DEATH BENEFIT OPTIONS

  If the insured is less than age 20 at the time of application for a Policy, Death Benefit Option 3 (as described below) will automatically apply and will remain applicable for the life of the Policy. However, if the insured is age 20 or older at the time of application, the Owner must select a death benefit option from among the three options described below. After issuance of the Policy the Owner may change the selection from Option 1 to Option 2 or vice versa, subject to such evidence of insurability as John Hancock may require, but may not change the selection to or from Option 3. The three options are:

  Option 1: Level Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Policy will be subject under this option to the "guideline premium and cash value corridor" test as defined by Internal Revenue Code ("Code") Section 7702. This option will offer the best opportunity for the Account Value under a Policy to increase without increasing the death benefit as quickly as it might under the other options. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the

Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  Option 2: Variable Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, plus any Excess Value, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. Under this option, the Policy will be subject to the "guideline premium and cash value corridor" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who would like to have an increasing death benefit as early as possible. When the Current Death Benefit exceeds the Guaranteed Death Benefit plus Excess Value (see below), the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  If neither of the above Options meets the objectives of the Owner, a third Option may be elected and an endorsement to the Policy will be issued. This Option is described below.

  Option 3: Level Death Benefit With Greater Funding: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value, multiplied by the Death Benefit Factor, gives a higher death benefit. Under this option, the Policy will be subject to the "cash value accumulation" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who is looking for an increasing death benefit in later Policy years and/or would like to fund the policy at the "7 pay" limit for the full 7 years. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

DEFINITION OF LIFE INSURANCE

  Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current Federal tax law can be used to determine if a Policy complies with the definition of life insurance in Section 7702 of the Code.

  The "guideline premium and cash value corridor" test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. The test also applies a prescribed "Corridor Factor" to determine a minimum ratio of death benefit to Account Value.

  The "cash value accumulation test" also limits the amount of premiums payable under a Policy to a prescribed amount, using a minimum ratio of death benefit to Account Value, but employs as a standard a "net single premium" computed in compliance with the Code. If the Account Value under a Policy is at any time greater than the net single premium at the insured's age and sex for the proposed death benefit, the death benefit will be increased automatically by multiplying the Account Value by a "Death Benefit Factor" computed in compliance with the Code.

EXCESS VALUE

  As of the last Valuation Date in each Policy month, the Account Value of the Policy will be compared against an amount (the Basic Account Value described below) to determine if any "Excess Value" exists under the Policy. Any Excess Value may be withdrawn (as described below) or, if the Variable Death Benefit Option has been elected, will be used in computing the amount of variable death benefit. Excess Value is any amount of Account Value greater than Basic Account Value.

  The annual account statement that John Hancock sends to each Owner will specify the amount of any Excess Value at the end of the reporting period. Owners who wish this information at any other time may contact their sales representative or telephone JHVLICO at 1-800-732-5543.

  Generally, the Basic Account Value at any time is what the Policy's Account Value would have been at that time if level annual premiums (and no additional premiums) had been paid in the amount of the Maximum Guaranteed Recalculation Premium at issue and earned a constant net return of 4% per annum and if the cost of insurance charges had been deducted at the maximum rates set forth in the Policy, and no other charges. The Maximum Guaranteed Recalculation Premium at issue is described under "Premiums--Premium Recalculation" and its amount is specified in each Policy. Notwithstanding the foregoing, if there is a Policy loan outstanding, the Basic Account Value will not be less than 110% of Policy Indebtedness. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current Policy year. The Basic Account Value generally increases as the attained age of the insured increases. Basic Account Value can also be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount deemed necessary to support the Policy's benefits at any time based on accepted actuarial methods.

  Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under John Hancock's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which John Hancock receives written notice satisfactory to it at its Servicing Office. The minimum amount that may be withdrawn is $1,000. A charge of $20 is made against Account Value for each partial withdrawal. Under Death Benefit Option 2, a partial withdrawal will always result in a reduction of the death benefit payable. Under Death Benefit Options 1 and 3, a partial withdrawal will reduce the death benefit payable only when the Current Death Benefit exceeds the Guaranteed Death Benefit. A withdrawal may have significant tax consequences. See "Tax Considerations".

  An amount equal to the Excess Value withdrawn plus the associated charge will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge or Administrative Surrender Charge is deducted upon a partial withdrawal. Amounts withdrawn may reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. Moreover, because the Account Value is reduced by a partial withdrawal, the premium that results from a Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which John Hancock receives the request at its Servicing Office. (John Hancock reserves the right to defer such Fixed Account transfers for up to six months.) Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 25% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but John Hancock reserves the right to impose such a limit in the future. If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts. No transfers among Subaccounts may be made while the Policy is in a grace period.

  Dollar Cost Averaging. A scheduled monthly transfer option is available to Owners seeking to take advantage of "dollar cost averaging". This option provides for the automatic transfer on a monthly basis of a dollar amount chosen by the Owner from the Money Market Subaccount to any of the other variable Subaccounts.

  Eligibility for this option is limited to an Owner who has $2500 or more in the Money Market Subaccount on the day the transfer is scheduled to begin. Scheduled transfers may be made to one or more of any other variable Subaccounts but the amount to be transferred monthly to any Subaccount must be $100 or more.

  Once the written election is received in form satisfactory to John Hancock at its Servicing Office, transfers will begin on approximately the start of the second month following its receipt. To request an election form or if you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect until the receipt of written notice from the Owner by John Hancock at its Servicing Office of cancellation of the option, the election of a continued insurance option on lapse or receipt of notice of the death of the insured, whichever first occurs.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or sending a written request via fax to 1-800-621-0448). Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which John Hancock reasonably believes to be genuine unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that these instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If John Hancock does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to John Hancock or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5% in the first 20 Policy years, and 4.5% thereafter.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of John Hancock's general account called the "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and .5% less than the loan interest rate thereafter. The rate credited to Loan Assets will usually be different than the net return for the Subaccounts. Since Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Guaranteed Death Benefit are permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

  If a Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations".

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any Required Premium, unless paid in advance, is in default if not paid on or before its Modal scheduled payment date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable. The premium requirement may also be satisfied and, thus, default may be avoided, if any Excess Value is available on the scheduled due date.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the Subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  The Variable Paid-Up Insurance option is not available unless the initial amount of Variable Paid-Up Insurance is at least $5,000.

  A Policy continued under any option may be surrendered for its Surrender Value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to John Hancock and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable Policy. The exchange will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice of the transfer satisfactory to John Hancock.

                              -----------------

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  State Premium Tax Charge. A charge equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to John Hancock of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax". John Hancock has determined that this charge is reasonable in relation to John Hancock's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. John Hancock will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGES

  Charges are made to compensate John Hancock for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. John Hancock expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from John Hancock's general assets. See "Distribution of Policies."

  From Premiums. Part of the sales charge is deducted from premiums received. This amount is 5% of the premiums received in any Policy year that do not exceed that year's total Required Premium. John Hancock currently intends to make this deduction only in the first 10 Policy years, but this is not contractually guaranteed and the right is reserved to continue deductions over a longer period. Because the Policies were first offered for sale in 1994, no Policies have yet been outstanding for more than 10 years.

  John Hancock will waive a portion of the sales charge (it is currently waiving a portion equal to 1 1/2% of the Required Premium) otherwise to be deducted on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by John Hancock in the future.

  No sales charge is deducted from a premium payment received in excess of Required Premium in any Policy year. Paying more than one Required Premium in any Policy year could reduce the Owner's total sales charges. For example, if a Required Premium of $1,000 were paid in each of the first two Policy years, the total sales charges deducted would be $100. If instead both of these Required Premiums were paid during the first Policy year, the total sales charge deducted would be only $50. Nevertheless, attempting to accelerate or decelerate premium payments to reduce the potential sales charge deducted from premiums is not recommended. Any such acceleration of premium payments could result in a greater Contingent Deferred Sales Charge (and, hence, a greater overall sales charge) if the Policy were surrendered and would increase the likelihood that the Policy would become a modified endowment (see "Tax Considerations--Policy Proceeds"). On the other hand, to pay less than the amount of Required Premiums by their due dates is to run the risk that the Policy will lapse, in which case the Owner will lose insurance coverage and be subject to additional charges.

  Contingent Deferred Sales Charge. The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's thirteenth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the thirteenth Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and (b) the sum of the Base Policy Premiums due on or before the date of surrender or lapse. (For this purpose Base Policy Premiums are pro-rated through the end of the Policy Month in which the surrender or lapse occurs).


                                                      Maximum Contingent Deferred Sales
                                                    Charge as a Percentage of Base Policy
                                                       Premiums Due Through Effective
   For Surrenders or Lapses Effective During:            Date of Surrender or Lapse
   ------------------------------------------            --------------------------
    Policy Years 1-6 . . . . . . . . . . . . . .                   15.00%
    Policy Year 7. . . . . . . . . . . . . . . .                   12.85%
    Policy Year 8. . . . . . . . . . . . . . . .                   10.00%
    Policy Year 9. . . . . . . . . . . . . . . .                    7.77%
    Policy Year 10 . . . . . . . . . . . . . . .                    6.00%
    Policy Year 11 . . . . . . . . . . . . . . .                    4.55%
    Policy Year 12 . . . . . . . . . . . . . . .                    2.92%
    Policy Year 13 . . . . . . . . . . . . . . .                    1.54%
    Policy Year 14 and Later . . . . . . . . . .                       0%

---------
  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the Base Policy Premium for the age of the insured at the time of issue of the Policy.

  The absence of any need to pay a Required Premium because of the existence of Excess Value on a scheduled due date does not impact the amount of Base Policy Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the fifth Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Base Policy Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years). Similarly, if a Premium Recalculation is required or effected, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the Base Policy Premium in effect prior to such recalculation.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the sixth Policy year, stays level in the seventh Policy year and is reduced in each Policy year thereafter until it reaches zero in Policy year 14. At issue ages higher than age 54, the maximum is reached at an earlier Policy year, and may be reduced to zero over a shorter number of years.

ADMINISTRATIVE SURRENDER CHARGE

  A charge is made if the Policy is surrendered or lapses in the first nine Policy years to recover administrative expenses relating to the issue of the Policy which would not otherwise be recouped. The maximum charge in Policy years 1 through 6 is $5 per $1,000 of Guaranteed Death Benefit, in Policy years 7 and 8 is $4 per $1,000 of Guaranteed Death Benefit and in Policy year 9 is $3 per $1,000 of Guaranteed Death Benefit. For insureds age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four Policy years. Currently a Policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A Policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth Policy year and is charged no more than $300 if the surrender or lapse is in the first four Policy years. These lower current charges may be withdrawn or modified by John Hancock at some future date.

  This charge is made to compensate John Hancock for expenses incurred in connection with the underwriting, issuance and maintenance of the Policy which may not be recovered in the event of an early surrender or lapse of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges, Administrative Surrender Charge and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where John Hancock anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with John Hancock's rules in effect at the time of the application for a Policy. The factors considered by John Hancock in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policy Owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  The following charges are deducted from Account Value:

  Issue Charge. John Hancock will deduct from Account Value an Issue Charge equal to $20 per month for the first twelve Policy months to compensate John Hancock for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records.

  Maintenance Charge. John Hancock will deduct from Account Value a monthly charge not to exceed $8 for all Policy years. The current monthly charge is $6.

  This charge is to compensate John Hancock for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying John Hancock's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status, underwriting class of the insured and the length of time the Policy has been in effect. John Hancock may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  Beginning on the first processing date of the tenth Policy year, John Hancock will make a special credit to the Account Value on a monthly basis. This credit will be reflected as a reduction to the insurance charge as described below. This credit is guaranteed to be made in the tenth Policy year and each Policy year thereafter as long as the Policy is in force.

  The amount of the reduction will depend upon the length of time the Policy has been in force. In the tenth Policy year the monthly insurance charge will be reduced by an amount equal to a percentage of the current non-loaned portion of the Account Value. This percentage will begin at an annual effective rate of
 .20% in the tenth Policy year and increase annually by .01% through and including the thirtieth Policy year. Thereafter the percentage reduction each year the Policy remains in force will be at an annual effective rate of .40%.

  For example, it is expected that the reduction percentage would be at an effective annual rate of .21% in Policy year 11, .30% in Policy year 20, and
 .40% in Policy year 30.

  John Hancock reserves the right to modify or discontinue this reduction. Because the Policies were first offered for sale in 1994, no reductions have yet been made.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits.

  John Hancock also charges lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher, but these lower rates are not contractually guaranteed and may be withdrawn at some future date.

  Guaranteed Death Benefit Charge. John Hancock deducts a charge from that portion of the Account Value attributable to the variable Subaccounts for the minimum death benefit that has been guaranteed. John Hancock guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, John Hancock currently makes a monthly charge of 1(cent) per $1000 of the current Sum Insured. This charge may be increased by John Hancock but will never exceed 3(cents) per $1000 of the current Sum Insured.

  When a Premium Recalculation is effected, and the new Base Policy Premium is less than the Guaranteed Maximum Recalculated Premium for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1 1/2% of the portion of the Account Value applied to reduce the new Base Policy Premium to an amount below the Guaranteed Maximum Recalculated Premium for the insured's age at issue. This charge may be increased by John Hancock but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the Variable Subaccounts for mortality and expense risks assumed by John Hancock at an effective annual rate of .60% of the value of the assets of each Variable Subaccount attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for John Hancock's Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the first Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $1000. An administrative charge equal to $20 will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Base Policy Premium is guaranteed not to increase, except that a larger Base Policy Premium may result from the Premium Recalculation. The state premium tax charge, the Federal DAC Tax charge, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. The maintenance charge, the Guaranteed Death Benefit Charge, the sales charges, the Administrative Surrender Charge and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fees and Other Expenses. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fees and certain other non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectuses for the Funds.

  The monthly deductions from Account Value described above are deducted on the date of issue and on the first day of each Policy month thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that John Hancock is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

                            DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and the insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. John Hancock will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors representative for selling a Policy is 50% of the Base Policy Premiums (prior to any Premium Recalculation) that would be payable in the first Policy year, 8% of such premiums payable in the second, third and fourth Policy years and 3% of any such premiums received by John Hancock in later years. The maximum commission on any other premium paid in any Policy year is 3%.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies may be sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                               TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards. Furthermore, John Hancock reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  John Hancock believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances within the first 15 Policy years the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when a Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit have been paid will be treated as distributions from a "modified endowment," which are subject to taxation based on Federal tax legislation. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to, the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as an increase in Sum Insured, the addition of certain other Policy benefits after issue, or reinstatement of a lapsed policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JOHN HANCOCK'S TAXES

  Except for the DAC Tax charge, currently John Hancock makes no charge for Federal income taxes that may be attributable to this class of Policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

           BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

   Directors                              Principal Occupations
   ---------                              ---------------------
   Samuel W. Bodman        Chairman of the Board and Chief Executive Officer,
                           Cabot Corporation (chemicals)
   Nelson S. Gifford       Principal, Fleetwing Capital Management (financial
                           services)
   William L. Boyan        Vice Chairman of the Board, John Hancock
   E. James Morton         Director, formerly Chairman of the Board, John
                           Hancock
   John F. Magee           Chairman, Arthur D. Little, Inc. (industrial
                           research and consultant).
   John M. Connors, Jr.    Chief Executive Officer and Director, Hill,
                           Holliday, Connors, Cosmopoulos, Inc. (advertising).


   Directors                              Principal Occupations
   ---------                              ---------------------

   Stephen L. Brown        Chairman of the Board and Chief Executive Officer,
                           John Hancock
   I. MacAllister Booth    Retired Chairman of the Board and Chief Executive
                           Officer, Polaroid Corporation (photographic
                           products)
   C. Vincent Vappi        Former President and Chief Executive Officer, Vappi
                           & Company, Inc. (construction).
   Robert J. Tarr, Jr.     Former President, Chief Executive Officer and Chief
                           Operations Officer, Harcourt, General, Inc.
                           (publishing)
   David F. D'Alessandro   President and Chief Operating Officer, JohnHancock
   Joan T. Bok             Chairman of the Board, New England Electric System
                           (electricutility).
   Robert E. Fast          Senior Partner, Hale and Dorr (law firm).
   Foster L. Aborn         Vice Chairman of the Board, John Hancock
   Lawrence K. Fish        Chairman, President, and Chief Executive Officer,
                           Citizens Financial Group, Inc.(banking).
   Richard F. Syron        Chairman and Chief Executive Officer, American Stock
                           Exchange.
   Kathleen F. Feldstein   President, Economic Studies Inc. (economic
                           consulting).
   Michael C. Hawley       President and Chief Operating Officer, The Gillette
                           Company (razors, etc.).
   Wayne A. Budd           Group President, Bell Atlantic - New England
                           (telecommunications)
   Executive Officers
   ------------------
   Diane M. Capstaff       Executive Vice President
   Thomas E. Moloney       Executive Vice President
   Richard S. Scipione     General Counsel
   Barry J. Rubenstein     Vice President, Counsel and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each Subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding Indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among Subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Funds. John Hancock will vote the shares of each of the Portfolios of the Funds which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Funds' shareholders in accordance with instructions received from owners of such policies and contracts. Shares of the Funds held in the Account which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Funds' meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of each Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for a Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or a Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                       CHANGES THAT JOHN HANCOCK CAN MAKE

  The voting privileges described in this Prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a Subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                                STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of John Hancock.

                              FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997


                                 Large Cap    Sovereign   International  Small Cap   International   Mid Cap    Large Cap
                                  Growth        Bond        Equities       Growth      Balanced       Growth      Value
                                Subaccount   Subaccount    Subaccount    Subaccount   Subaccount    Subaccount  Subaccount
                                -----------  -----------  -------------  ----------  -------------  ----------  ----------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value .....................    $18,634,480  $60,032,856   $3,944,730     $962,215      $85,312      $567,830   $1,678,123
Investments in shares of
 portfolios of M Fund Inc.,
 at value ..................             --           --           --           --           --            --           --
Policy loans and accrued
 interest receivable .......      1,557,636    9,680,029      219,946           --           --            --           --
Receivable from:
 John Hancock Variable
  Series Trust 1 ...........         10,716       14,482        1,331        1,452          100         2,261        2,449
 M Fund Inc. ...............             --           --           --           --           --            --           --
                                -----------  -----------   ----------     --------      -------      --------   ----------
TOTAL ASSETS ...............     20,202,832   69,727,367    4,166,007      963,667       85,412       570,091    1,680,572
LIABILITIES
Payable to John Hancock
 Mutual Variable Life
 Insurance Company .........         10,398       13,408        1,266        1,436           99         2,252        2,421
Asset charges payable ......            318        1,074           65           16            1             9           28
                                -----------  -----------   ----------     --------      -------      --------   ----------
TOTAL LIABILITIES ..........         10,716       14,482        1,331        1,452          100         2,261        2,449
                                -----------  -----------   ----------     --------      -------      --------   ----------
NET ASSETS .................    $20,192,116  $69,712,885   $4,164,676     $962,215      $85,312      $567,830   $1,678,123
                                ===========  ===========   ==========     ========      =======      ========   ==========
                                   Money      Mid Cap       Special      Real Estate
                                  Market       Value     Opportunities     Equity
                                Subaccount   Subaccount   Subaccount     Subaccount
                                -----------  ----------  -------------  ------------
ASSETS
Investments in shares of        $12,254,998  $2,036,158   $4,091,961     $4,649,139
 portfolios of John Hancock
 Variable Series Trust I, at
 value .....................
Investments in shares of                 --          --           --             --
 portfolios of M Fund Inc.,
 at value ..................
Policy loans and accrued          2,230,242          --           --        225,571
 interest receivable .......
Receivable from:
 John Hancock Variable              386,526      15,188        1,935          1,502
  Series Trust 1 ...........
 M Fund Inc. ...............             --          --           --             --
                                -----------  ----------   ----------     ----------
TOTAL ASSETS ...............     14,871,766   2,051,346    4,093,896      4,876,212
LIABILITIES
Payable to John Hancock             386,304      15,155        1,868          1,425
 Mutual Variable Life
 Insurance Company .........
Asset charges payable ......            222          33           67             77
                                -----------  ----------   ----------     ----------
TOTAL LIABILITIES ..........        386,526      15,188        1,935          1,502
                                -----------  ----------   ----------     ----------
NET ASSETS .................    $14,485,240  $2,036,158   $4,091,961     $4,874,710
                                ===========  ==========   ==========     ==========

---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

DECEMBER 31, 1997


                                                     Short-Term                                                       Turner
                            Growth &                    U.S.     Small Cap   International    Equity    Strategic      Core
                             Income       Managed    Government    Value     Opportunities    Index        Bond       Growth
                           Subaccount   Subaccount   Subaccount  Subaccount   Subaccount    Subaccount  Subaccount  Subaccount
                          ------------  -----------  ----------  ----------  -------------  ----------  ----------  ----------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ...............    $199,623,682  $83,078,514   $127,103   $1,251,673    $389,007     $2,123,595   $147,317    $    --
Investments in shares
 of portfolios of M
 Fund Inc., at value..              --           --         --           --          --             --         --     68,640
Policy loans and
 accrued interest
 receivable ..........      25,360,369   10,979,401         --           --          --             --         --         --
Receivable from:
 John Hancock Variable
  Series Trust I .....          67,248       38,235      4,076        1,152          68          5,000         10         --
 M Fund Inc. .........              --           --         --           --          --             --         --          1
                          ------------  -----------   --------   ----------    --------     ----------   --------    -------
TOTAL ASSETS .........     225,051,299   94,096,150    131,179    1,252,825     389,075      2,128,595    147,327     68,641
LIABILITIES ..........
Payable to John
 Hancock Mutual
 Variable Life
 Insurance Company ...          63,785       36,775      4,074        1,132          62          4,965          8         --
Asset charges payable.           3,463        1,460          2           20           6             35          2          1
                          ------------  -----------   --------   ----------    --------     ----------   --------    -------
TOTAL LIABILITIES ....          67,248       38,235      4,076        1,152          68          5,000         10          1
                          ------------  -----------   --------   ----------    --------     ----------   --------    -------
NET ASSETS ...........    $224,984,051  $94,057,915   $127,103   $1,251,673    $389,007     $2,123,595   $147,317    $68,640
                          ============  ===========   ========   ==========    ========     ==========   ========    =======
                          Edinburgh       Frontier
                        International     Capital
                           Equity       Appreciation
                         Subaccount      Subaccount
                        -------------  --------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ...............    $     --        $     --
Investments in shares
 of portfolios of M
 Fund Inc., at value..     126,339         273,608
Policy loans and
 accrued interest
 receivable ..........          --              --
Receivable from:
 John Hancock Variable
  Series Trust I .....          --              --
 M Fund Inc. .........           2               4
                          --------        --------
TOTAL ASSETS .........     126,341         273,612
LIABILITIES ..........
Payable to John
 Hancock Mutual
 Variable Life
 Insurance Company ...          --              --
Asset charges payable.           2               4
                          --------        --------
TOTAL LIABILITIES ....           2               4
                          --------        --------
NET ASSETS ...........    $126,339        $273,608
                          ========        ========

---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                                     Large Cap Growth Subaccount            Sovereign Bond Subaccount
                                                  ----------------------------------  -------------------------------------
                                                     1997        1996        1995        1997         1996          1995
                                                  ----------  ----------  ----------  -----------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I ....................................   $1,686,429  $1,905,476  $  754,115  $4,454,173   $ 3,765,421   $3,504,747
  M Fund Inc. .................................           --          --          --          --            --           --
 Interest income on policy loans ..............      103,747      83,974      67,279     696,074       678,580      641,677
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Total investment income .......................    1,790,176   1,989,450     821,394   5,150,247     4,444,001    4,146,424
Expenses:
 Mortality and expense risks ..................       99,710      69,829      48,056     370,612       325,346      286,349
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net investment income (loss) ..................    1,690,466   1,919,621     773,338   4,779,635     4,118,655    3,860,075
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .....................      292,430     145,304      23,090    (230,607)     (169,158)    (127,733)
 Net unrealized appreciation (depreciation)
  during the period ...........................    2,142,494       3,756   1,225,784   1,277,686    (1,418,707)   4,205,161
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments ..................................    2,434,924     149,060   1,248,874   1,047,079    (1,587,865)   4,077,428
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations ..............................   $4,125,390  $2,068,681  $2,022,212  $5,826,714   $ 2,530,790   $7,937,503
                                                  ==========  ==========  ==========  ==========   ===========   ==========
                                                                                            Small Cap          International
                                                   International Equities Subaccount    Growth Subaccount   Balanced Subaccount
                                                  ----------------------------------    ------------------  --------------------
                                                     1997          1996        1995      1997      1996*      1997        1996*
                                                  ------------  ----------  ----------  --------  --------  ----------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series                     $ 195,240     $ 42,110    $ 29,692   $   436   $   160    $ 3,972      $  734
   Trust I ....................................
  M Fund Inc. .................................           --           --          --        --        --         --          --
 Interest income on policy loans ..............       15,746       13,158       9,853        --        --         --          --
                                                   ---------     --------    --------   -------   -------    -------      ------
Total investment income .......................      210,986       55,268      39,545       436       160      3,972         734
Expenses:
 Mortality and expense risks ..................       24,261       19,834      15,495     4,231       538        392          81
                                                   ---------     --------    --------   -------   -------    -------      ------
Net investment income (loss) ..................      186,725       35,434      24,050    (3,795)     (378)     3,580         653
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .....................       50,829       25,854      14,367     6,475      (690)       429           9
 Net unrealized appreciation (depreciation)
  during the period ...........................     (463,778)     217,574     164,490    92,108    (5,174)    (4,312)        899
                                                   ---------     --------    --------   -------   -------    -------      ------
Net realized and unrealized gain (loss) on
 investments ..................................     (412,949)     243,428     178,857    98,583    (5,864)    (3,883)        908
                                                   ---------     --------    --------   -------   -------    -------      ------
Net increase (decrease) in net assets resulting
 from operations ..............................    $(226,224)    $278,862    $202,907   $94,788   $(6,242)   $  (303)     $1,561
                                                   =========     ========    ========   =======   =======    =======      ======

---------

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                Mid Cap Growth    Large Cap Value                                     Mid Cap Value
                                  Subaccount         Subaccount         Money Market Subaccount        Subaccount
                               ----------------   ----------------  ------------------------------  -----------------
                                 1997     1996*     1997     1996*    1997       1996       1995      1997     1996*
                               --------  -------  --------  ------  --------  ----------  --------  --------  -------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I .............       $    --   $  411   $ 57,265  $2,056  $641,356  $1,073,915  $810,091  $150,951  $ 5,010
  M Fund Inc. ..........            --       --         --      --        --          --        --        --       --
 Interest income on
  policy loans .........            --       --         --      --   148,802     160,206   155,058        --       --
                               -------   ------   --------  ------  --------  ----------  --------  --------  -------
Total investment
 income ................            --      411     57,265   2,056   790,158   1,234,121   965,149   150,951    5,010
Expenses:
 Mortality and
  expense risks ........         2,164      292      3,303     218    81,437     134,461    96,074     7,632      572
                               -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net investment income
 (loss) ................        (2,164)     119     53,962   1,838   708,721   1,099,660   869,075   143,319    4,438
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss) ...............         5,866      (17)    17,858     588        --          --        --    10,646    8,413
 Net unrealized
  appreciation
  (depreciation)
  during the period ....        66,874    1,684     80,036   4,787        --          --        --   145,409   14,211
                               -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net realized and
 unrealized gain
 (loss) on investments..        72,740    1,667     97,894   5,375        --          --        --   156,055   22,624
                               -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net increase in net
 assets resulting from
 operations ............       $70,576   $1,786   $151,856  $7,213  $708,721  $1,099,660  $869,075  $299,374  $27,062
                               =======   ======   ========  ======  ========  ==========  ========  ========  =======

                              Special Opportunities Subaccount
                              ---------------------------------
                                 1997        1996        1995
                              -----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I .............      $ 407,765    $114,600    $ 22,718
  M Fund Inc. ..........             --          --          --
 Interest income on
  policy loans .........             --          --          --
                              ---------    --------    --------
Total investment
 income ................        407,765     114,600      22,718
Expenses:
 Mortality and expense
  risks ................         22,030      10,841       3,017
                              ---------    --------    --------
Net investment income
 (loss) ................        385,735     103,759      19,701
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss) ...............        276,956      81,916       9,743
 Net unrealized
  appreciation
  (depreciation)
  during the period ....       (477,912)    264,010     126,004
                              ---------    --------    --------
Net realized and
 unrealized gain
 (loss) on investments..       (200,956)    345,926     135,747
                              ---------    --------    --------
Net increase in net
 assets resulting from
 operations ............      $ 184,779    $449,685    $155,448
                              =========    ========    ========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                               Real Estate Equity Subaccount         Growth & Income Subaccount
                                              ------------------------------    -------------------------------------
                                                1997       1996       1995         1997         1996         1995
                                              ---------  ---------  ----------  -----------  -----------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I ....   $330,296   $177,243   $153,495    $25,377,474  $18,406,284  $10,687,455
  M Fund Inc. .............................         --         --         --             --           --           --
 Interest income on policy loans ..........     15,261     13,041     12,322      1,728,054    1,562,266    1,397,618
                                              --------   --------   --------    -----------  -----------  -----------
Total investment income ...................    345,557    190,284    165,817     27,105,528   19,968,550   12,085,073
Expenses:
 Mortality and expense risks ..............     25,420     16,931     13,502      1,136,268      842,055      646,807
                                              --------   --------   --------    -----------  -----------  -----------
Net investment income .....................    320,137    173,353    152,315     25,969,260   19,126,495   11,438,266
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .................    181,015     39,891    (39,490)     1,982,518      820,430       85,385
 Net unrealized appreciation (depreciation)
  during the period .......................    165,392    637,301    155,992     18,247,212    4,555,481   17,351,805
                                              --------   --------   --------    -----------  -----------  -----------
Net realized and unrealized gain (loss) on
 investments ..............................    346,407    677,192    116,502     20,229,730    5,375,911   17,437,190
                                              --------   --------   --------    -----------  -----------  -----------
Net increase in net assets resulting from
 operations ...............................   $666,544   $850,545   $268,817    $46,198,990  $24,502,406  $28,875,456
                                              ========   ========   ========    ===========  ===========  ===========
                                                                                             Short-Term U.S.
                                                        Managed Subaccount                Government Subaccount
                                              --------------------------------------   -----------------------------
                                                 1997         1996          1995          1997        1996     1995
                                              -----------  ------------  ------------  -----------  --------  ------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  ...   $ 7,891,222  $ 8,705,892   $ 5,946,035   $1,036,747   $201,830  $2,749
  M Fund Inc. .............................            --           --            --           --         --      --
 Interest income on policy loans ..........       768,231      705,413       626,984           --         --      --
                                              -----------  -----------   -----------   ----------   --------  ------
Total investment income ...................     8,659,453    9,411,305     6,573,019    1,036,747    201,830   2,749
Expenses:
 Mortality and expense risks ..............       497,030      426,946       356,869      121,572     15,305     295
                                              -----------  -----------   -----------   ----------   --------  ------
Net investment income .....................     8,162,423    8,984,359     6,216,150      915,175    186,525   2,454
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .................       437,661      230,806        (6,127)     (27,616)       577     477
 Net unrealized appreciation (depreciation)
  during the period .......................     4,941,061   (2,103,918)    7,134,666      226,435    225,129   1,735
                                              -----------  -----------   -----------   ----------   --------  ------
Net realized and unrealized gain (loss) on
 investments ..............................     5,378,722   (1,873,112)    7,128,539      198,819    225,706   2,212
                                              -----------  -----------   -----------   ----------   --------  ------
Net increase in net assets resulting from
 operations ...............................   $13,541,145  $ 7,111,247   $13,344,689   $1,113,994   $412,231  $4,666
                                              ===========  ===========   ===========   ==========   ========  ======
                                              Small Cap Value
                                                 Subaccount
                                              -----------------
                                                1997      1996*
                                              ---------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I ....   $ 95,844    $1,653
  M Fund Inc. .............................         --        --
 Interest income on policy loans ..........         --        --
                                              --------    ------
Total investment income ...................     95,844     1,653
Expenses:
 Mortality and expense risks ..............      3,270       128
                                              --------    ------
Net investment income .....................     92,574     1,525
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .................     19,812        11
 Net unrealized appreciation (depreciation)
  during the period .......................    (12,804)    2,702
                                              --------    ------
Net realized and unrealized gain (loss) on
 investments ..............................      7,008     2,713
                                              --------    ------
Net increase in net assets resulting from
 operations ...............................   $ 99,582    $4,238
                                              ========    ======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                           International                                                                   Edinburgh
                           Opportunities      Equity Index      Strategic Bond   Turner Core Growth   International Equity
                            Subaccount         Subaccount         Subaccount         Subaccount            Subaccount
                        -----------------  -----------------  ---------------   -------------------  ---------------------
                          1997     1996*     1997     1996*     1997    1996*     1997      1996*      1997        1996*
                        ---------  ------  --------  -------  --------  -----   ---------  --------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  5,284   $  482  $ 54,601  $ 4,958  $ 9,400    $539    $    --    $   --    $    --     $    --
  M Fund Inc. . . . .         --       --        --       --       --      --      6,373       958      1,796         510
 Interest income on
  policy loans  . . .         --       --        --       --       --      --         --        --         --          --
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Total investment
 income . . . . . . .      5,284      482    54,601    4,958    9,400     539      6,373       958      1,796         510
Expenses:
 Mortality and expense
  risks . . . . . . .      1,697      295     5,346      287      658      30        301        83        684         173
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net investment income
 (loss) . . . . . . .      3,587      187    49,255    4,671    8,742     509      6,072       875      1,112         337
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      3,191       57    14,525      620      348      36        839        48        888         (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (12,223)   7,271   146,714    6,278    1,260       8      6,487       784     (1,473)     (1,056)
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net realized and
 unrealized gain
 (loss) on investments    (9,032)   7,328   161,239    6,898    1,608      44      7,326       832       (585)     (1,147)
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (5,445)  $7,515  $210,494  $11,569  $10,350    $553    $13,398    $1,707    $   527     $  (810)
                        ========   ======  ========  =======  =======    ====    =======    ======    =======     =======
                               Frontier
                         Capital Appreciation
                              Subaccount
                        ---------------------
                           1997        1996*
                        ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .    $    --      $   --
  M Fund Inc. . . . .      6,463          --
 Interest income on
  policy loans  . . .         --          --
                         -------      ------
Total investment
 income . . . . . . .      6,463          --
Expenses:
 Mortality and expense
  risks . . . . . . .      1,409         477
                         -------      ------
Net investment income
 (loss) . . . . . . .      5,054        (477)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      8,970       6,683
 Net unrealized
  appreciation
  (depreciation)
  during the period .     32,469       1,317
                         -------      ------
Net realized and
 unrealized gain
 (loss) on investments    41,439       8,000
                         -------      ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $46,493      $7,523
                         =======      ======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                        Large Cap Growth Subaccount
                                                  ---------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $ 1,690,466   $ 1,919,621   $   773,338
 Net realized gain (loss) . . . . . . . . . . .       292,430       145,304        23,090
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,142,494         3,756     1,225,784
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     4,125,390     2,068,681     2,022,212
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     5,387,401     4,588,842     3,921,962
 Net benefits to policyholders  . . . . . . . .    (3,728,476)   (3,100,493)   (2,170,453)
 Net increase in policy loans . . . . . . . . .       326,883       174,445       181,384
                                                  -----------   -----------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     1,985,808     1,662,794     1,932,893
                                                  -----------   -----------   -----------
Net increase in net assets  . . . . . . . . . .     6,111,198     3,731,475     3,955,105
Net assets at beginning of period . . . . . . .    14,080,918    10,349,443     6,394,338
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $20,192,116   $14,080,918   $10,349,443
                                                  ===========   ===========   ===========

                                                         Sovereign Bond Subaccount
                                                  ---------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $ 4,779,635   $ 4,118,655   $ 3,860,075
 Net realized gain (loss) . . . . . . . . . . .      (230,607)     (169,158)     (127,733)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     1,277,686    (1,418,707)    4,205,161
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     5,826,714     2,530,790     7,937,503
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .    10,001,325    12,282,665     8,741,178
 Net benefits to policyholders  . . . . . . . .    (8,526,521)   (8,373,358)   (8,117,059)
 Net increase in policy loans . . . . . . . . .       474,983       344,564       344,088
                                                  -----------   -----------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     1,949,787     4,253,871       968,207
                                                  -----------   -----------   -----------
Net increase in net assets  . . . . . . . . . .     7,776,501     6,784,661     8,905,710
Net assets at beginning of period . . . . . . .    61,936,384    55,151,723    46,246,013
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $69,712,885   $61,936,384   $55,151,723
                                                  ===========   ===========   ===========
                                                                                             Small Cap Growth
                                                    International Equities Subaccount           Subaccount
                                                  --------------------------------------   --------------------
                                                     1997          1996          1995        1997       1996*
                                                  ------------  ------------  ----------   ----------  --------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $   186,725   $    35,434   $   24,050   $  (3,795)  $   (378)
 Net realized gain (loss) . . . . . . . . . . .        50,829        25,854       14,367       6,475       (690)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      (463,778)      217,574      164,490      92,108     (5,174)
                                                  -----------   -----------   ----------   ---------   --------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .      (226,224)      278,862      202,907      94,788     (6,242)
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     1,504,962     1,691,043    1,439,112     809,492    276,720
 Net benefits to policyholders  . . . . . . . .    (1,091,126)   (1,137,159)    (927,937)   (199,118)   (13,425)
 Net increase in policy loans . . . . . . . . .        13,761        47,823       27,649          --         --
                                                  -----------   -----------   ----------   ---------   --------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .       427,597       601,707      538,824     610,374    263,295
                                                  -----------   -----------   ----------   ---------   --------
Net increase in net assets  . . . . . . . . . .       201,373       880,569      741,731     705,162    257,053
Net assets at beginning of period . . . . . . .     3,963,303     3,082,734    2,341,003     257,053         --
                                                  -----------   -----------   ----------   ---------   --------
Net assets at end of period . . . . . . . . . .   $ 4,164,676   $ 3,963,303   $3,082,734   $ 962,215   $257,053
                                                  ===========   ===========   ==========   =========   ========
                                                  International Balanced
                                                        Subaccount
                                                  -----------------------
                                                     1997         1996*
                                                  -----------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .    $ 3,580       $   653
 Net realized gain (loss) . . . . . . . . . . .        429             9
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     (4,312)          899
                                                   -------       -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .       (303)        1,561
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     62,380        32,725
 Net benefits to policyholders  . . . . . . . .     (9,531)       (1,520)
 Net increase in policy loans . . . . . . . . .         --            --
                                                   -------       -------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     52,849        31,205
                                                   -------       -------
Net increase in net assets  . . . . . . . . . .     52,546        32,766
Net assets at beginning of period . . . . . . .     32,766            --
                                                   -------       -------
Net assets at end of period . . . . . . . . . .    $85,312       $32,766
                                                   =======       =======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                       Mid Cap Growth         Large Cap Value
                                                                         Subaccount             Subaccount
                                                                    --------------------   ---------------------
                                                                       1997       1996*        1997       1996*
                                                                    ----------  --------   -----------  --------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $  (2,164)  $    119   $   53,962   $  1,838
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .       5,866        (17)      17,858        588
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      66,874      1,684       80,036      4,787
                                                                    ---------   --------   ----------   --------
Net increase in net assets resulting from operations  . . . . . .      70,576      1,786      151,856      7,213
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .     457,341    172,848    1,506,756    107,940
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .    (125,239)    (9,482)     (85,021)   (10,621)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .          --         --           --         --
                                                                    ---------   --------   ----------   --------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .     332,102    163,366    1,421,735     97,319
                                                                    ---------   --------   ----------   --------
Net increase (decrease) in net assets . . . . . . . . . . . . . .     402,678    165,152    1,573,591    104,532
Net assets at beginning of period . . . . . . . . . . . . . . . .     165,152         --      104,532         --
                                                                    ---------   --------   ----------   --------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $ 567,830   $165,152   $1,678,123   $104,532
                                                                    =========   ========   ==========   ========

                                                                            Money Market Subaccount
                                                                    ----------------------------------------
                                                                       1997           1996           1995
                                                                    ------------  -------------  -----------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $   708,721   $  1,099,660   $   869,075
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .            --             --            --
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --             --            --
                                                                    -----------   ------------   -----------
Net increase in net assets resulting from operations  . . . . . .       708,721      1,099,660       869,075
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .    11,210,536     34,216,886    13,611,860
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .    (9,620,370)   (44,096,427)   (2,969,848)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .       103,247       (134,332)      149,842
                                                                    -----------   ------------   -----------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .     1,693,413    (10,013,873)   10,791,854
                                                                    -----------   ------------   -----------
Net increase (decrease) in net assets . . . . . . . . . . . . . .     2,402,134     (8,914,213)   11,660,929
Net assets at beginning of period . . . . . . . . . . . . . . . .    12,083,106     20,997,319     9,336,390
                                                                    -----------   ------------   -----------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $14,485,240   $ 12,083,106   $20,997,319
                                                                    ===========   ============   ===========
                                                                        Mid Cap Value
                                                                         Subaccount           Special Opportunities Subaccount
                                                                    ---------------------   ------------------------------------
                                                                       1997       1996*        1997          1996         1995
                                                                    -----------  --------   -----------  -----------  ----------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $  143,319   $  4,438   $   385,735   $  103,759    $  19,701
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .       10,646      8,413       276,956       81,916        9,743
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      145,409     14,211      (477,912)     264,010      126,004
                                                                    ----------   --------   -----------   ----------    ---------
Net increase in net assets resulting from operations  . . . . . .      299,374     27,062       184,779      449,685      155,448
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .    1,620,752    284,225     2,554,133    2,077,582      774,566
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .     (112,395)   (82,860)   (1,628,677)    (497,713)    (164,561)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .           --         --            --           --           --
                                                                    ----------   --------   -----------   ----------    ---------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .    1,508,357    201,365       925,456    1,579,869      610,005
                                                                    ----------   --------   -----------   ----------    ---------
Net increase (decrease) in net assets . . . . . . . . . . . . . .    1,807,731    228,427     1,110,235    2,029,554      765,453
Net assets at beginning of period . . . . . . . . . . . . . . . .      228,427         --     2,981,726      952,172      186,719
                                                                    ----------   --------   -----------   ----------    ---------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $2,036,158   $228,427   $ 4,091,961   $2,981,726    $ 952,172
                                                                    ==========   ========   ===========   ==========    =========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                      Real Estate Equity Subaccount
                                                  --------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  ----------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $   320,137   $   173,353   $  152,315
 Net realized gain (loss) . . . . . . . . . . .       181,015        39,891      (39,490)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       165,392       637,301      155,992
                                                  -----------   -----------   ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .       666,544       850,545      268,817
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     1,748,132     1,161,434    1,086,721
 Net benefits to policyholders  . . . . . . . .    (1,218,783)   (1,008,266)    (814,812)
 Net increase (decrease) in policy loans  . . .        34,311        33,973      (13,207)
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .       563,660       187,141      258,702
                                                  -----------   -----------   ----------
Net increase (decrease) in net assets . . . . .     1,230,204     1,037,686      527,519
Net assets at beginning of period . . . . . . .     3,644,506     2,606,820    2,079,301
                                                  -----------   -----------   ----------
Net assets at end of period . . . . . . . . . .   $ 4,874,710   $ 3,644,506   $2,606,820
                                                  ===========   ===========   ==========

                                                          Growth & Income Subaccount
                                                  ------------------------------------------
                                                      1997           1996           1995
                                                  -------------  -------------  ------------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $ 25,969,260   $ 19,126,495   $ 11,438,266
 Net realized gain (loss) . . . . . . . . . . .      1,982,518        820,430         85,385
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     18,247,212      4,555,481     17,351,805
                                                  ------------   ------------   ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .     46,198,990     24,502,406     28,875,456
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     30,351,780     32,903,369     20,933,714
 Net benefits to policyholders  . . . . . . . .    (24,619,851)   (21,130,764)   (16,972,544)
 Net increase (decrease) in policy loans  . . .      3,346,307      1,965,133      1,898,826
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .      9,078,236     13,737,738      5,859,996
                                                  ------------   ------------   ------------
Net increase (decrease) in net assets . . . . .     55,277,226     38,240,144     34,735,452
Net assets at beginning of period . . . . . . .    169,706,825    131,466,681     96,731,229
                                                  ------------   ------------   ------------
Net assets at end of period . . . . . . . . . .   $224,984,051   $169,706,825   $131,466,681
                                                  ============   ============   ============

                                                              Managed Subaccount
                                                  ------------------------------------------
                                                      1997           1996           1995
                                                  -------------  -------------  ------------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $  8,162,423   $  8,984,359   $  6,216,150
 Net realized gain (loss) . . . . . . . . . . .        437,661        230,806         (6,127)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      4,941,061     (2,103,918)     7,134,666
                                                  ------------   ------------   ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .     13,541,145      7,111,247     13,344,689
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     13,194,907     14,481,195     13,141,463
 Net benefits to policyholders  . . . . . . . .    (14,539,295)   (12,942,967)   (11,680,334)
 Net increase (decrease) in policy loans  . . .      1,257,640        719,880      1,120,431
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .        (86,748)     2,258,108      2,581,560
                                                  ------------   ------------   ------------
Net increase (decrease) in net assets . . . . .     13,454,397      9,369,355     15,926,249
Net assets at beginning of period . . . . . . .     80,603,518     71,234,163     55,307,914
                                                  ------------   ------------   ------------
Net assets at end of period . . . . . . . . . .   $ 94,057,915   $ 80,603,518   $ 71,234,163
                                                  ============   ============   ============
                                                             Short-Term U.S.
                                                          Government Subaccount
                                                  ---------------------------------------
                                                      1997          1996          1995
                                                  -------------  ------------  ----------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $    915,175   $   186,525    $  2,454
 Net realized gain (loss) . . . . . . . . . . .        (27,616)          577         477
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .        226,435       225,129       1,735
                                                  ------------   -----------    --------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .      1,113,994       412,231       4,666
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .        116,602    24,721,092      68,539
 Net benefits to policyholders  . . . . . . . .    (26,168,835)     (147,655)    (14,808)
 Net increase (decrease) in policy loans  . . .             --            --          --
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .    (26,052,233)   24,573,437      53,731
                                                  ------------   -----------    --------
Net increase (decrease) in net assets . . . . .    (24,938,239)   24,985,668      58,397
Net assets at beginning of period . . . . . . .     25,065,342        79,674      21,277
                                                  ------------   -----------    --------
Net assets at end of period . . . . . . . . . .   $    127,103   $25,065,342    $ 79,674
                                                  ============   ===========    ========

---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                      Small Cap Value      International Opportunities       Equity Index
                                         Subaccount                Subaccount                 Subaccount
                                    ---------------------  ----------------------------  ----------------------
                                       1997       1996*        1997          1996*          1997       1996*
                                    -----------  --------  -------------  -------------  -----------  ---------
Increase (decrease) in net assets
 from operations:
 Net investment income
  (loss)  . . . . . . . . . . . .   $   92,574   $ 1,525     $  3,587       $    187     $   49,255   $  4,671
 Net realized gain (loss) . . . .       19,812        11        3,191             57         14,525        620
 Net unrealized appreciation
  (depreciation) during the period     (12,804)    2,702      (12,223)         7,271        146,714      6,278
                                    ----------   -------     --------       --------     ----------   --------
Net increase (decrease) in net
 assets resulting from operations       99,582     4,238       (5,445)         7,515        210,494     11,569
From policyholder transactions:
 Net premiums from policyholders     1,224,547    63,825      295,915        141,907      1,827,052    234,122
 Net benefits to
  policyholders . . . . . . . . .     (137,364)   (3,155)     (46,736)        (4,149)      (149,826)    (9,816)
 Net increase in policy
  loans . . . . . . . . . . . . .           --        --           --             --             --         --
                                    ----------   -------     --------       --------     ----------   --------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    1,087,183    60,670      249,179        137,758      1,677,226    224,306
                                    ----------   -------     --------       --------     ----------   --------
Net increase in net assets  . . .    1,186,765    64,908      243,734        145,273      1,887,720    235,875
Net assets at beginning of
 period . . . . . . . . . . . . .       64,908        --      145,273             --        235,875         --
                                    ----------   -------     --------       --------     ----------   --------
Net assets at end of period . . .   $1,251,673   $64,908     $389,007       $145,273     $2,123,595   $235,875
                                    ==========   =======     ========       ========     ==========   ========
                                                                                 Edinburgh         Frontier Capital
                                      Strategic Bond        Turner Core        International         Appreciation
                                        Subaccount       Growth Subaccount   Equity Subaccount        Subaccount
                                    -------------------  ------------------  -------------------  -------------------
                                      1997      1996*      1997      1996*     1997      1996*      1997       1996*
                                    ---------  --------  --------  --------  ---------  --------  ---------  --------
Increase (decrease) in net assets
 from operations:
 Net investment income
  (loss)  . . . . . . . . . . . .   $  8,742   $   509   $ 6,072   $   875   $  1,112   $   337   $  5,054    $   (477)
 Net realized gain (loss) . . . .        348        36       839        48        888       (91)     8,970       6,683
 Net unrealized appreciation
  (depreciation) during the period     1,260         8     6,487       784     (1,473)   (1,056)    32,469       1,317
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase (decrease) in net
 assets resulting from operations     10,350       553    13,398     1,707        527      (810)    46,493       7,523
From policyholder transactions:
 Net premiums from policyholders     161,548    13,347    33,658    28,147     82,259    91,573    138,553     230,461
 Net benefits to
  policyholders . . . . . . . . .    (37,799)     (682)   (7,208)   (1,062)   (45,350)   (1,860)   (70,647)    (78,775)
 Net increase in policy
  loans . . . . . . . . . . . . .         --        --        --        --         --        --         --          --
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    123,749    12,665    26,450    27,085     36,909    89,713     67,906     151,686
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase in net assets  . . .    134,099    13,218    39,848    28,792     37,436    88,903    114,399     159,209
Net assets at beginning of
 period . . . . . . . . . . . . .     13,218        --    28,792        --     88,903        --    159,209          --
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net assets at end of period . . .   $147,317   $13,218   $68,640   $28,792   $126,339   $88,903   $273,608    $159,209
                                    ========   =======   =======   =======   ========   =======   ========    ========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION

   John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

   Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

FEDERAL INCOME TAXES

   The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

2.   SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

POLICY LOANS

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 were as follows:


Subaccount                        Shares Owned      Cost          Value
----------                        ------------      ----          -----
Large Cap Growth  . . . . . . .       895,075   $ 15,892,909   $ 18,634,480
Sovereign Bond  . . . . . . . .     6,034,072     60,417,965     60,032,856
International Equities  . . . .       259,525      4,122,639      3,944,730
Small Cap Growth  . . . . . . .        84,822        875,281        962,215
International Balanced  . . . .         8,438         88,725         85,312
Mid Cap Growth  . . . . . . . .        47,615        499,272        567,830
Large Cap Value . . . . . . . .       123,668      1,593,299      1,678,123
Money Market  . . . . . . . . .     1,225,500     12,254,998     12,254,998
Mid Cap Value . . . . . . . . .       146,845      1,876,539      2,036,158
Special Opportunities . . . . .       265,969      4,181,272      4,091,961
Real Estate Equity  . . . . . .       292,206      3,801,801      4,649,139
Growth & Income . . . . . . . .    12,021,535    168,816,740    199,623,682
Managed . . . . . . . . . . . .     5,789,690     77,812,548     83,078,514
Short-Term U.S. Government  . .        12,605        127,250        127,103
Small Cap Value . . . . . . . .       100,931      1,261,774      1,251,673
International Opportunities . .        36,605        393,990        389,007
Equity Index  . . . . . . . . .       149,410      1,970,603      2,123,595
Strategic Bond  . . . . . . . .        14,383        146,050        147,317
Turner Core Growth  . . . . . .         5,084         61,369         68,640
Edinburgh International Equity.        12,685        128,867        126,339
Frontier Capital Appreciation .        18,338        239,823        273,608

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS--CONTINUED

   Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:


Subaccount                                        Purchases       Sales
----------                                        ---------       -----
Large Cap Growth . . . . . . . . . . . . . . .   $ 4,736,825   $ 1,400,399
Sovereign Bond . . . . . . . . . . . . . . . .    10,368,825     4,136,318
International Equities . . . . . . . . . . . .     1,118,754       518,717
Small Cap Growth . . . . . . . . . . . . . . .       722,061       115,483
International Balanced . . . . . . . . . . . .        65,555         9,126
Mid Cap Growth . . . . . . . . . . . . . . . .       402,499        72,561
Large Cap Value  . . . . . . . . . . . . . . .     1,570,481        94,785
Money Market . . . . . . . . . . . . . . . . .    10,270,729     7,975,918
Mid Cap Value  . . . . . . . . . . . . . . . .     1,700,997        49,320
Special Opportunities  . . . . . . . . . . . .     2,282,246       971,054
Real Estate Equity . . . . . . . . . . . . . .     1,690,164       840,607
Growth & Income  . . . . . . . . . . . . . . .    40,552,905     8,979,442
Managed  . . . . . . . . . . . . . . . . . . .    14,242,930     7,470,857
Short-Term U.S. Government . . . . . . . . . .     1,111,536    26,248,593
Small Cap Value  . . . . . . . . . . . . . . .     1,278,340        98,584
International Opportunities  . . . . . . . . .       291,672        38,875
Equity Index . . . . . . . . . . . . . . . . .     1,806,826        80,346
Strategic Bond . . . . . . . . . . . . . . . .       165,467        32,975
Turner Core Growth . . . . . . . . . . . . . .       346,070         7,548
Edinburgh International Equity . . . . . . . .        73,973        35,953
Frontier Capital Appreciation  . . . . . . . .       137,628        71,165

5. IMPACT OF YEAR 2000 (UNAUDITED)

   John Hancock Mutual Variable Life Insurance Account UV, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

   John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

   The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1997, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                        Ernst & Young LLP


Boston, Massachusetts
February 6, 1998

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                        Ernst & Young LLP


Boston, Massachusetts
February 18, 1998

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1997        1996
                                                           ----        ----
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $22,986.0   $22,467.0
Stocks:
  Preferred  . . . . . . . . . . . . . . . . . . . . .       640.6       416.2
  Common . . . . . . . . . . . . . . . . . . . . . . .       256.9       249.8
  Investments in affiliates  . . . . . . . . . . . . .     1,442.0     1,268.9
                                                         ---------   ---------
                                                           2,339.5     1,934.9
Mortgage loans on real estate--Note 6  . . . . . . . .     7,851.2     7,964.0
Real estate:
  Company occupied . . . . . . . . . . . . . . . . . .       375.1       372.1
  Investment properties  . . . . . . . . . . . . . . .     1,893.4     2,042.3
                                                         ---------   ---------
                                                           2,268.5     2,414.4
Policy loans . . . . . . . . . . . . . . . . . . . . .     1,577.3     1,589.3
Cash items:
  Cash in banks and offices  . . . . . . . . . . . . .       176.0       348.4
  Temporary cash investments . . . . . . . . . . . . .       548.8     1,068.3
                                                         ---------   ---------
                                                             724.8     1,416.7
Premiums due and deferred  . . . . . . . . . . . . . .       222.3       278.4
Investment income due and accrued  . . . . . . . . . .       505.8       547.8
Other general account assets . . . . . . . . . . . . .       948.6     1,009.9
Assets held in separate accounts . . . . . . . . . . .    16,021.7    13,969.1
                                                         ---------   ---------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $55,445.7   $53,591.5
                                                         =========   =========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $19,206.6   $18,544.0
  Policyholders' and beneficiaries' funds  . . . . . .    13,985.1    14,679.3
  Dividends payable to policyholders . . . . . . . . .       399.7       395.5
  Policy benefits in process of payment  . . . . . . .       115.5       236.3
  Other policy obligations . . . . . . . . . . . . . .       214.8       210.5
  Asset valuation reserve--Note 1  . . . . . . . . . .     1,165.7     1,064.8
  Federal income and other accrued taxes--Note 1 . . .        96.9       125.1
  Other general account obligations  . . . . . . . . .     1,084.5     1,521.7
  Obligations related to separate accounts . . . . . .    16,019.1    13,958.2
                                                         ---------   ---------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    52,287.9    50,735.4
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2  . . . . . . . . . . . . . . .       450.0       450.0
  Special contingency reserve for group insurance  . .       151.8       194.8
  General contingency reserve  . . . . . . . . . . . .     2,556.0     2,211.3
                                                         ---------   ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . . . . .     3,157.8     2,856.1
                                                         ---------   ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES. . . . . . . . . . . . . . . . . . . . . . .   $55,445.7   $53,591.5
                                                         =========   =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                     Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension
    fund contributions . . . . . . . . . . . . . .   $ 7,371.6     $ 8,003.1
  Net investment income--Note 4  . . . . . . . . .     2,856.1       2,803.1
  Other, net . . . . . . . . . . . . . . . . . . .       119.0          68.6
                                                     ---------     ---------
                                                      10,346.7      10,874.8
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       737.4         886.8
     Accident and health benefits  . . . . . . . .       121.4         300.9
     Annuity benefits  . . . . . . . . . . . . . .     1,668.2       1,539.4
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     6,293.1       5,565.4
     Matured endowments  . . . . . . . . . . . . .        21.0          20.6
                                                     ---------     ---------
                                                       8,841.1       8,313.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .      (186.7)        880.5
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       278.3         275.0
     Home office and general expenses  . . . . . .       479.7         514.8
  Payroll, state premium and miscellaneous taxes .        49.9          70.9
                                                     ---------     ---------
                                                       9,462.3      10,054.3
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL LOSSES . . . . . . .       884.4         820.5
Dividends to policyholders . . . . . . . . . . . .       398.2         399.4
Federal income taxes--Note 1 . . . . . . . . . . .        18.9         107.1
                                                     ---------     ---------
                                                         417.1         506.5
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL LOSSES  . . . . . . . . . . . . .       467.3         314.0
Net realized capital losses--Note 5  . . . . . . .       (89.8)        (43.6)
                                                     ---------     ---------
        NET INCOME . . . . . . . . . . . . . . . .       377.5         270.4
OTHER INCREASES (DECREASES) IN POLICYHOLDERS'
CONTINGENCY RESERVES:
  Net unrealized capital gains and other
    adjustments--Note 5  . . . . . . . . . . . . .   $    58.6     $   191.7
  Valuation reserve changes--Note 1  . . . . . . .         1.4         (27.5)
  Prior years' federal income taxes  . . . . . . .       (35.6)        (28.9)
  Other reserves and adjustments, net  . . . . . .      (100.2)        (83.1)
                                                     ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .       301.7         322.6
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     2,856.1       2,533.5
                                                     ---------     ---------
        POLICYHOLDERS' CONTINGENCY RESERVES AT END
         OF YEAR . . . . . . . . . . . . . . . . .   $ 3,157.8     $ 2,856.1
                                                     =========     =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      Year ended December 31
                                                      -----------------------
                                                         1997         1996
                                                         ----         ----
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits. . . . . . . . . . . . . . . . . . . .   $  7,518.8    $ 8,120.4
  Net investment income . . . . . . . . . . . . . .      2,988.7      2,965.5
  Benefits to policyholders and beneficiaries . . .     (9,030.3)    (8,476.6)
  Dividends paid to policyholders . . . . . . . . .       (394.0)      (382.6)
  Insurance expenses and taxes  . . . . . . . . . .       (815.3)      (884.1)
  Net transfers from separate accounts  . . . . . .        896.8        198.2
  Other, net  . . . . . . . . . . . . . . . . . . .       (798.3)      (602.7)
                                                      ----------    ---------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .        366.4        938.1
                                                      ----------    ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .    (18,003.6)    (7,590.7)
  Bond sales  . . . . . . . . . . . . . . . . . . .     13,541.1      2,812.4
  Bond maturities and scheduled redemptions . . . .      2,927.6      2,241.0
  Bond prepayments  . . . . . . . . . . . . . . . .      1,096.3      1,223.2
  Stock purchases . . . . . . . . . . . . . . . . .     (1,125.7)      (391.2)
  Proceeds from stock sales . . . . . . . . . . . .        921.7        573.2
  Real estate purchases . . . . . . . . . . . . . .       (243.0)      (447.7)
  Real estate sales . . . . . . . . . . . . . . . .        444.5        382.1
  Other invested assets purchases . . . . . . . . .       (171.1)      (214.7)
  Proceeds from the sale of other invested assets .        109.3        183.6
  Mortgage loans issued . . . . . . . . . . . . . .     (1,165.8)    (1,582.7)
  Mortgage loan repayments  . . . . . . . . . . . .      1,176.9      2,247.3
  Other, net  . . . . . . . . . . . . . . . . . . .       (333.8)       205.3
                                                      ----------    ---------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .       (825.6)      (358.9)
                                                      ----------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net (decrease) increase in short-term note
   payable. . . . . . . . . . . . . . . . . . . . .        (16.4)        90.0
  Issuance of REMIC notes payable . . . . . . . . .          0.0        292.0
  Repayment of REMIC notes payable  . . . . . . . .       (216.3)       (85.2)
                                                      ----------    ---------
     NET CASH (USED IN) PROVIDED FROM FINANCING
      ACTIVITIES. . . . . . . . . . . . . . . . . .       (232.7)       296.8
                                                      ----------    ---------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .       (691.9)       876.0
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .      1,416.7        540.7
                                                      ----------    ---------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $    724.8    $ 1,416.7
                                                      ==========    =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold its group accident and health business and related group life business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The corresponding amount of assets and liabilities at December 31, 1996 was $559.4 million. The gain from operations in both periods was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement. As a result, the Company has secured a $397 million letter of credit facility with a group of banks led by Morgan Guaranty Trust Company of New York. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit agreement and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $470.5 million and $393.5 million at December 31, 1997 and 1996, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $25.2 million, amounted to $165.6 million which is included in other policy obligations. The corresponding 1996 amounts were $18.9 million and $121.7 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $30.0 million in 1997 and $41.6 million in 1996 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $21.8 million in 1997 and $31.0 million in 1996.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 15.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2 to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The statement value and fair value for investment-type insurance contracts are as follows:


                                    December 31, 1997     December 31, 1996
                                   --------------------  --------------------
                                   Statement     Fair    Statement      Fair
                                     Value      Value      Value       Value
                                   ---------    -----    ---------     -----
                                                 (In millions)
Guaranteed investment
 contracts . . . . . . . . . . .   $11,499.4  $11,516.8  $11,921.6   $11,943.2
Fixed-rate deferred and immediate
 annuities . . . . . . . . . . .     4,289.1    4,290.4    3,909.3     3,886.1
Supplementary contracts without
 life contingencies  . . . . . .        40.9       42.1       45.6        46.0
                                   ---------  ---------  ---------   ---------
                                   $15,829.4  $15,849.3  $15,876.5   $15,875.3
                                   =========  =========  =========   =========


Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $14.3 million expiring in 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $146.4 million in 1997 and $309.9 million in 1996.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. Similar refinements to the actuarial assumptions inherent in the calculation of reserves related to guaranteed

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

investment contracts were made in 1996 resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1997 and 1996.

NOTE 3--BORROWED MONEY

At December 31, 1997, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1997, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.72% and 5.50%, respectively, at December 31, 1997 and 1996. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes have a last scheduled payment date of June 25, 1998. The outstanding balances of the notes totaled $42.6 million and $127.9 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 3--BORROWED MONEY--CONTINUED

in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes have a last scheduled payment date of July 26, 1999. The outstanding balances of the notes totaled $161.0 million and $292.0 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

On December 31, 1997, the Company had outstanding a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $19.3 million and $10.4 million during 1997 and 1996, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                               1997     1996
                                                               ----     ----
                                                               (In millions)

Investment expenses  . . . . . . . . . . . . . . . . . . .    $339.6   $333.8
Interest expense . . . . . . . . . . . . . . . . . . . . .      57.9     48.1
Depreciation on real estate and other invested assets  . .      76.6     73.3
Real estate and other investment taxes . . . . . . . . . .      61.5     65.2
                                                              ------   ------
                                                              $535.6   $520.4
                                                              ======   ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:


                                                               1997      1996
                                                               ----      ----
                                                                (In millions)

Net gains from asset sales and foreclosures . . . . . . . .   $ 63.4    $ 81.2
Capital gains tax . . . . . . . . . . . . . . . . . . . . .    (84.1)    (53.7)
Net capital gains transferred to the IMR  . . . . . . . . .    (69.1)    (71.1)
                                                              ------    ------
Net Realized Capital Losses . . . . . . . . . . . . . . . .   $(89.8)   $(43.6)
                                                              ======    ======


Net unrealized capital gains and other adjustments consist of the following items:

                                                               1997       1996
                                                               ----       ----
                                                                (In millions)

Net gains from changes in security values and book value
 adjustments. . . . . . . . . . . . . . . . . . . . . . .     $ 159.5    $242.2
Increase in asset valuation reserve . . . . . . . . . . .      (100.9)    (50.5)
                                                              -------    ------
Net Unrealized Capital Gains and Other Adjustments  . . .     $  58.6    $191.7
                                                              =======    ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                              Gross       Gross
                                 Statement  Unrealized  Unrealized     Fair
Year ended December 31, 1997       Value      Gains       Losses       Value
----------------------------     ---------  ----------  ----------     -----
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . $ 258.9 $ 9.3 $ 0.0 $ 268.2 Obligations of states and
 political subdivisions  . . .       149.6       16.3        0.0         165.9
Debt securities issued by
 foreign governments . . . . .       259.7       53.2        0.1         312.8
Corporate securities . . . . .    17,336.1    1,485.9      113.4      18,708.6
Mortgage-backed securities . .     4,981.7      115.9       28.3       5,069.3
                                 ---------   --------     ------     ---------
Total bonds  . . . . . . . . .   $22,986.0   $1,680.6     $141.8     $24,524.8
                                 =========   ========     ======     =========

Year ended December 31, 1996
----------------------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . . . .   $   430.2  $    8.8  $  4.2   $   434.8
Obligations of states and political
 subdivisions. . . . . . . . . . . .       175.2       8.8     3.9       180.1
Debt securities issued by foreign
 governments . . . . . . . . . . . .       203.5      30.1     0.0       233.6
Corporate securities . . . . . . . .    16,902.1   1,083.2   112.6    17,872.7
Mortgage-backed securities . . . . .     4,756.0     116.3    54.5     4,817.8
                                       ---------  --------  ------   ---------
Total bonds  . . . . . . . . . . . .   $22,467.0  $1,247.2  $175.2   $23,539.0
                                       =========  ========  ======   =========

The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                         Statement     Fair
                                                           Value       Value
                                                         ---------     -----
                                                            (In millions)

Due in one year or less  . . . . . . . . . . . . . . .   $ 1,386.4   $ 1,426.6
Due after one year through five years  . . . . . . . .     5,809.6     6,079.2
Due after five years through ten years . . . . . . . .     5,465.5     5,867.1
Due after ten years  . . . . . . . . . . . . . . . . .     5,342.8     6,082.6
                                                         ---------   ---------
                                                          18,004.3    19,455.5
Mortgage-backed securities . . . . . . . . . . . . . .     4,981.7     5,069.3
                                                         ---------   ---------
                                                         $22,986.0   $24,524.8
                                                         =========   =========

Gross gains of $61.5 million in 1997 and $43.8 million in 1996 and gross losses of $86.6 million in 1997 and $27.6 million in 1996 were realized from the sale of bonds.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1997, bonds with an admitted asset value of $19.2 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $148.0 million and $136.1 million at December 31, 1997 and 1996, respectively. At December 31, 1997, gross unrealized appreciation on common stocks totaled $139.3 million, and gross unrealized depreciation totaled $30.4 million. The fair value of preferred stock totaled $695.8 million at December 31, 1997 and $451.0 million at December 31, 1996.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1997 and 1996, $217.0 million and $540.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $71.7 million, bonds with amortized cost of $98.9 million and real estate with depreciated cost of $18.0 million were nonincome producing for the twelve months ended December 31, 1997.

Restructured commercial mortgage loans aggregated $314.3 million and $385.8 million as of December 31, 1997 and 1996, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                      Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)

Expected . . . . . . . . . . . . . . . . . . . . .      $33.8         $46.3
Actual . . . . . . . . . . . . . . . . . . . . . .       24.9          29.1

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------         ---------         -------------          ---------
                        (In millions)                            (In millions)

Apartments  . . . . .     $1,677.7     East North Central . .      $  891.5
Hotels  . . . . . . .        186.7     East South Central . .         163.4
Industrial  . . . . .        858.1     Middle Atlantic  . . .       1,410.2
Office buildings  . .      1,748.7     Mountain . . . . . . .         362.2
Retail  . . . . . . .      1,609.4     New England  . . . . .         836.9
1-4 Family  . . . . .          6.0     Pacific  . . . . . . .       1,770.6
Agricultural  . . . .      1,426.5     South Atlantic . . . .       1,475.4
Other . . . . . . . .        338.1     West North Central . .         260.1
                                       West South Central . .         613.1
                                       Other  . . . . . . . .          67.8
                          --------                                 --------
                          $7,851.2                                 $7,851.2
                          ========                                 ========


At December 31, 1997, the fair values of the commercial and agricultural mortgage loan portfolios were $6.7 billion and $1.5 billion, respectively. The corresponding amounts as of December 31, 1996 were approximately $6.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 18.0% and 7.66% for agricultural loans, 10.0% and 7.19% for other properties, and 7.27% and 7.25% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively. The corresponding amounts in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $801.8 million,

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

$767.9 million and $594.9 million, respectively. The corresponding amounts in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively.

Premiums, benefits, and reserves ceded related to the business sold in 1997, included in the amounts above, were $487.4 million, $503.3 million, and $247.9 million, respectively, at December 31, 1997.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:

                                                      Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)

Reinsurance recoverables . . . . . . . . . . . . .      $12.5         $26.5
Funds withheld from reinsurers . . . . . . . . . .       35.1          23.4

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $236.3 million at December 31, 1997 and $226.4 million at December 31, 1996.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

Variable Life has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received $1.1 million in 1997 and transferred $35.0 million in 1996 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $9.8 million and $15.1 million in 1997 and 1996, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company transferred $2.4 million of cash for mortality claims to Variable Life, which decreased the Company's net gain from operations by $1.3 million in 1997.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $89.7 million in 1997 and $84.4 million in 1996. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED
Pension (benefit) expense is summarized as follows:


                                                     Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)
Defined benefit plans:
  Service cost--benefits earned during the period . . $  30.7       $  32.4
  Interest cost on the projected benefit obligation .   109.3         107.4
  Actual return on plan assets  . . . . . . . . . . .  (177.7)       (225.1)
  Net amortization and deferral . . . . . . . . . . .    23.7          85.0
                                                      -------       -------
                                                        (14.0)         (0.3)
Defined contribution plans  . . . . . . . . . . . . .     6.2          21.4
                                                      -------       -------
Total pension (benefit) expense . . . . . . . . . . . $  (7.8)      $  21.1
                                                      =======       =======



Assumptions used in accounting for the defined benefit pension plans were as follows:


                                                             1997    1996
                                                             -----  -------
Discount rate  . . . . . . . . . . . . . . . . . . . . . .   7.00%   7.25%
Weighted rate of increase in compensation levels . . . . .   4.80%   4.80%
Expected long-term rate of return on assets  . . . . . . .   8.50%   8.50%



The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:


                                                     Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)
Actuarial present value of benefit obligations:
  Vested benefit obligation  . . . . . . . . . . .   $(1,462.2)    $(1,344.8)
                                                     =========     =========
  Accumulated benefit obligation . . . . . . . . .   $(1,507.6)    $(1,387.7)
                                                     =========     =========
Projected benefit obligation . . . . . . . . . . .   $(1,704.0)    $(1,582.4)
Plan assets fair value . . . . . . . . . . . . . .     1,877.7       1,787.6
                                                     ---------     ---------
Excess of plan assets over projected benefit
 obligation. . . . . . . . . . . . . . . . . . . .       173.7         205.2
Unrecognized net gain  . . . . . . . . . . . . . .      (101.7)       (176.1)
Prior service cost not yet recognized in net
 periodic pension cost . . . . . . . . . . . . . .        29.6          42.8
Unrecognized net asset, net of amortization  . . .       (93.2)        (95.9)
                                                     ---------     ---------
Net pension asset (liability)  . . . . . . . . . .   $     8.4     $   (24.0)
                                                     =========     =========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers'

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1997, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.


                                                    December 31
                                     ----------------------------------------
                                            1997                 1996
                                     -------------------  -------------------
                                     Medical              Medical
                                       and       Life       and        Life
                                      Dental   Insurance   Dental    Insurance
                                      Plans      Plans     Plans       Plans
                                     -------   ---------  -------    ---------
                                                  (In millions)
Accumulated postretirement benefit
 obligation:
  Retirees . . . . . . . . . . . .   $(228.8)  $ (95.7)   $(234.2)   $(100.6)
  Fully eligible active plan
    participants . . . . . . . . .     (38.7)    (17.9)     (46.4)     (19.4)
                                     -------   -------    -------    -------
                                      (267.5)   (113.6)    (280.6)    (120.0)
Plan assets at fair value  . . . .     172.7       0.0      132.4        0.0
                                     -------   -------    -------    -------
Accumulated postretirement benefit
 obligation in excess of plan
 assets. . . . . . . . . . . . . .     (94.8)   (113.6)    (148.2)    (120.0)
Unrecognized prior service cost  .      14.9       4.8       16.7        5.3
Unrecognized prior net gain  . . .    (122.8)     (4.2)     (93.0)       4.0
Unrecognized transition obligation     240.7      75.0      256.8       78.4
                                     -------   -------    -------    -------
Accrued postretirement benefit cost  $  38.0   $ (38.0)   $  32.3    $ (32.3)
                                     =======   =======    =======    =======

Net postretirement benefits costs for the years ended December 31, 1997 and 1996 were $40.8 million and $47.4 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

Net periodic postretirement benefits cost included the following components:

                                                    December 31
                                       --------------------------------------
                                              1997                1996
                                       ------------------  ------------------
                                       Medical             Medical
                                         and      Life       and       Life
                                       Dental   Insurance  Dental    Insurance
                                        Plans     Plans     Plans      Plans
                                       -------  ---------  -------   ---------
                                                   (In millions)
Eligibility cost . . . . . . . . . .   $  6.9     $ 1.6    $  7.1      $ 1.8
Interest cost  . . . . . . . . . . .     17.8       7.6      19.8        8.3
Actual return on plan assets . . . .    (31.0)      0.0     (15.9)       0.0
Net amortization and deferral  . . .     32.8       5.1      20.9        5.4
                                       ------     -----    ------      -----
Net periodic postretirement benefit
 cost. . . . . . . . . . . . . . . .   $ 26.5     $14.3    $ 31.9      $15.5
                                       ======     =====    ======      =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1997 was 7.0% (7.25% for 1996). The expected long-term rates of return on plan assets were 8.5% and 7.0% at December 31, 1997 and 1996, respectively. The annual assumed rate of increase in the health care cost trend rate for the medical

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

coverages is 5.75% for 1998 (8.0% was assumed for 1997) and is assumed to decrease gradually to 5.00% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1997 by $26.2 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $3.0 million for 1997 and $2.9 million for 1996.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1997, the accumulated postretirement benefit obligations for non-vested employees amounted to $49.5 million for medical and dental plans and $10.4 million for life insurance plans. The corresponding amounts as of December 31, 1996 were $69.4 million and $10.7 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $12.4 billion at December 31, 1997 and $9.6 billion at December 31, 1996; total liabilities amounted to $11.1 billion at December 31, 1997 and $8.5 billion at December 31, 1996; and total net income was $184.8 million in 1997 and $193.0 million in 1996.

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 14).

The Company received dividends of $65.9 million and $9.4 million in 1997 and 1996, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, floors, and future contracts.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1998 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statements of financial position.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $6.4 million and $0.5 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                              December 31
                                                           ------------------
                                                             1997       1996
                                                             ----       ----
                                                             (In millions)
Futures contracts to purchase securities . . . . . . . .   $  154.0   $  117.6
                                                           ========   ========
Futures contracts to sell securities . . . . . . . . . .   $  414.2   $  136.4
                                                           ========   ========
Notional amount of interest rate swaps, interest rate
 swaptions, currency rate swaps, interest rate caps and
 interest rate floors to:
  Receive variable rates . . . . . . . . . . . . . . . .   $5,043.7   $3,822.8
                                                           ========   ========
  Receive fixed rates  . . . . . . . . . . . . . . . . .   $2,596.7   $2,912.5
                                                           ========   ========

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $58.3

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

million, $9.7 million, $(0.6) million and $(0.4) million, respectively. The corresponding amounts as of December 31, 1996 were $16.4 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $27.4 million in 1997 and $32.1 million in 1996. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                             December 31, 1997
                                                            -------------------
                                                               (In millions)
1998  . . . . . . . . . . . . . . . . . . . . . . . . . .          $19.5
1999  . . . . . . . . . . . . . . . . . . . . . . . . . .           17.0
2000  . . . . . . . . . . . . . . . . . . . . . . . . . .           14.5
2001  . . . . . . . . . . . . . . . . . . . . . . . . . .           11.5
2002  . . . . . . . . . . . . . . . . . . . . . . . . . .            8.1
Thereafter  . . . . . . . . . . . . . . . . . . . . . . .           12.2
                                                                   -----
Total minimum payments  . . . . . . . . . . . . . . . . .          $82.8
                                                                   =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                   December 31, 1997   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment . . . . . . . . .       $ 3,881.6        10.5%
  At book value less surrender charge  . . . . .         2,881.4         7.8
                                                       ---------       -----
  Total with adjustment  . . . . . . . . . . . .         6,763.0        18.3
  Subject to discretionary withdrawal (without
    adjustment) at book value  . . . . . . . . .         3,574.2         9.6
  Subject to discretionary withdrawal--separate
    accounts . . . . . . . . . . . . . . . . . .        13,455.3        36.3
Not subject to discretionary withdrawal:
  General account  . . . . . . . . . . . . . . .        11,996.1        32.4
  Separate accounts  . . . . . . . . . . . . . .         1,274.1         3.4
                                                       ---------       -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .        37,062.7       100.0%
                                                                       =====
Less reinsurance ceded . . . . . . . . . . . . .             0.0
                                                       ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts . . . . . . . . . . . . .       $37,062.7
                                                       =========

Any liquidation costs associated with the $13.5 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $693.6 million, $27.6 million, $122.3 million and $467.2 million, respectively, at December 31, 1997. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.3 billion at December 31, 1997. The majority of these commitments expire in 1998.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--COMMITMENTS AND CONTINGENCIES--CONTINUED

the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1997, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $672.0 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1997 and 1996 amounted to $4.1 million and $3.4 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1997, the aggregate outstanding principal balance of the pools of loans was $500.8 million. There were no mortgage loans buy-backs in 1997 and 1996.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1997 were $351.1 million for short-term borrowings and $163.2 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--COMMITMENTS AND CONTINGENCIES--CONTINUED

cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 15--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                           Year ended December 31
                               ---------------------------------------------
                                        1997                    1996
                               -----------------------  --------------------
                                Carrying      Fair      Carrying      Fair
                                 Amount      Value       Amount       Value
                                --------     -----      --------      -----
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .   $22,986.0   $24,524.8    $22,467.0   $23,539.0
  Preferred stocks--Note 6 .       640.6       695.8        416.2       451.0
  Common stocks--Note 6  . .       256.9       256.9        249.8       249.8
  Mortgage loans on real
    estate--Note 6 . . . . .     7,851.2     8,215.9      7,964.0     8,400.2
  Policy loans--Note 1 . . .     1,577.3     1,577.3      1,589.3     1,589.3
  Cash and cash
    equivalents--Note 1  . .       724.8       724.8      1,416.7     1,416.7
Liabilities
  Guaranteed investment
    contracts--Note 1  . . .    11,499.4    11,516.8     11,921.6    11,943.2
  Fixed rate deferred and
    immediate annuities--
    Note 1 . . . . . . . . .     4,289.1     4,290.4      3,909.3     3,886.1
  Supplementary contracts
    without life
    contingencies--Note 1  .        40.9        42.1         45.6        46.0
  Derivatives liabilities
    relating to:--Note 11
     Interest rate swaps . .          --        58.3           --        16.4
     Currency rate swaps . .          --         9.7           --        41.1
     Interest rate caps  . .          --        (0.6)          --        (0.6)
     Interest rate floors  .          --        (0.4)          --        (0.1)
  Commitments--Note 14 . . .          --     1,332.3           --     1,095.7

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

The Company has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Company presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

The Company as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While the Company is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Company's systems rely will be converted timely or will not have an adverse effect on the Company's systems.

The Company expects the project to be substantially complete by early 1999 and expects the incremental cost to be between $35 million and $45 million. The cost of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved and actual results may differ materially from those anticipated.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

     Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, John Hancock will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, the policy will terminate and John Hancock will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium or change in Death Benefit Option the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, John Hancock will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, it shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of John Hancock Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by John Hancock for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                         APPENDIX--IMPACT OF YEAR 2000


  The advent of the Year 2000 presents a technological challenge to John Hancock. Responding to that challenge, John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter. The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact John Hancock's systems. John Hancock presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of John Hancock.



  John Hancock expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

          APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, Account Value and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured and shows how the death benefit, Account Value and Surrender Value (reflecting the deduction of surrender charges, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the values set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. Tables are provided for each of the three available death benefit options. The values for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit, Account Value and Surrender Value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that current monthly rates for insurance and current charges for expenses (including John Hancock's intended waiver after ten Policy years of the sales charge deducted from certain premiums and its intended reduction in the tenth Policy year in the insurance charge deducted monthly from Account Value) will be made in each year illustrated. The tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) charge will be made for the monthly rates for insurance and for expense charges in each year illustrated without waivers or reductions. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Funds (equivalent to an effective annual rate of .61%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Funds (equivalent to an effective annual rate of .19%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Funds' investment adviser, see the attached prospectuses for the Funds. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the variable subaccounts. The actual charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at issue or premium amount requested, and assuming annual premiums and that the proposed insured is not in a substandard underwriting risk classification.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        389        0          0           0
   2          1,937      100,000   100,000    100,000      872        966      1,065      302        396         495
   3          2,979      100,000   100,000    100,000    1,404      1,594      1,801      699        889       1,096
   4          4,073      100,000   100,000    100,000    1,918      2,240      2,603    1,078      1,400       1,763
   5          5,222      100,000   100,000    100,000    2,411      2,901      3,475    1,736      2,226       2,800
   6          6,428      100,000   100,000    100,000    2,885      3,580      4,426    2,075      2,770       3,616
   7          7,694      100,000   100,000    100,000    3,336      4,273      5,461    2,526      3,463       4,651
   8          9,024      100,000   100,000    100,000    3,765      4,982      6,589    3,045      4,262       5,869
   9         10,420      100,000   100,000    100,000    4,168      5,704      7,816    3,538      5,074       7,186
  10         11,886      100,000   100,000    100,000    4,557      6,454      9,174    4,017      5,914       8,634
  11         13,425      100,000   100,000    100,000    4,967      7,269     10,711    4,517      6,819      10,261
  12         15,042      100,000   100,000    100,000    5,350      8,102     12,396    5,035      7,787      12,081
  13         16,739      100,000   100,000    100,000    5,708      8,956     14,246    5,528      8,776      14,066
  14         18,521      100,000   100,000    100,000    6,038      9,831     16,280    6,038      9,831      16,280
  15         20,392      100,000   100,000    100,000    6,339     10,724     18,515    6,339     10,724      18,515
  16         22,356      100,000   100,000    100,000    6,610     11,637     20,976    6,610     11,637      20,976
  17         24,419      100,000   100,000    100,000    6,841     12,561     23,682    6,841     12,561      23,682
  18         26,585      100,000   100,000    100,000    7,026     13,493     26,657    7,026     13,493      26,657
  19         28,859      100,000   100,000    100,000    7,159     14,427     29,931    7,159     14,427      29,931
  20         31,247      100,000   100,000    100,000    7,236     15,360     33,538    7,236     15,360      33,538
  25         45,102      100,000   100,000    100,000    6,538     19,825     58,164    6,538     19,825      58,164
  30         62,785      100,000   100,000    120,179    3,124     23,225    100,149    3,124     23,225     100,149
  35         85,353      100,000   100,000    194,757        0     23,451    169,354        0     23,451     169,354
  40        142,835      100,000   100,000    290,527        0     39,215    276,692        0     39,215     276,692
  45        216,198      100,000   100,000    477,784        0     33,259    455,032        0     33,259     455,032

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,843 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,843 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      275        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      777        866        958        7         96         188
   3          2,979      100,000   100,000    100,000    1,263      1,440      1,632      358        535         727
   4          4,073      100,000   100,000    100,000    1,731      2,029      2,365      691        989       1,325
   5          5,222      100,000   100,000    100,000    2,179      2,631      3,162    1,004      1,456       1,987
   6          6,428      100,000   100,000    100,000    2,608      3,248      4,029    1,298      1,938       2,719
   7          7,694      100,000   100,000    100,000    3,014      3,876      4,970    1,804      2,666       3,760
   8          9,024      100,000   100,000    100,000    3,399      4,516      5,994    2,279      3,396       4,874
   9         10,420      100,000   100,000    100,000    3,759      5,167      7,107    2,829      4,237       6,177
  10         11,886      100,000   100,000    100,000    4,104      5,841      8,336    3,564      5,301       7,796
  11         13,425      100,000   100,000    100,000    4,422      6,525      9,678    3,972      6,075       9,228
  12         15,042      100,000   100,000    100,000    4,712      7,219     11,142    4,397      6,904      10,827
  13         16,739      100,000   100,000    100,000    4,974      7,921     12,744    4,794      7,741      12,564
  14         18,521      100,000   100,000    100,000    5,204      8,632     14,496    5,204      8,632      14,496
  15         20,392      100,000   100,000    100,000    5,401      9,348     16,414    5,401      9,348      16,414
  16         22,356      100,000   100,000    100,000    5,562     10,069     18,516    5,562     10,069      18,516
  17         24,419      100,000   100,000    100,000    5,681     10,788     20,820    5,681     10,788      20,820
  18         26,585      100,000   100,000    100,000    5,752     11,500     23,345    5,752     11,500      23,345
  19         28,859      100,000   100,000    100,000    5,771     12,201     26,115    5,771     12,201      26,115
  20         31,247      100,000   100,000    100,000    5,727     12,882     29,154    5,727     12,882      29,154
  25         45,102      100,000   100,000    100,000    4,353     15,758     49,670    4,353     15,758      49,670
  30         62,785      100,000   100,000    101,311       26     16,719     84,425       26     16,719      84,425
  35         85,353      100,000   100,000    164,242        0     12,829    142,819        0     12,829     142,819
  40        149,565      100,000   100,000    243,734        0     19,636    232,128        0     19,636     232,128
  45        231,518      100,000   100,000    399,726        0          0    380,691        0          0     380,691

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $7,003 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,003 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        389        0          0           0
   2          1,937      100,000   100,000    100,000      872        966      1,065      302        396         495
   3          2,979      100,000   100,000    100,000    1,404      1,594      1,801      699        889       1,096
   4          4,073      100,000   100,000    100,000    1,918      2,240      2,603    1,078      1,400       1,763
   5          5,222      100,000   100,000    100,000    2,411      2,901      3,475    1,736      2,226       2,800
   6          6,428      100,000   100,000    100,000    2,885      3,580      4,426    2,075      2,770       3,616
   7          7,694      100,000   100,000    100,000    3,336      4,273      5,461    2,526      3,463       4,651
   8          9,024      100,000   100,000    100,000    3,765      4,982      6,589    3,045      4,262       5,869
   9         10,420      100,000   100,000    100,000    4,168      5,704      7,816    3,538      5,074       7,186
  10         11,886      100,000   100,000    100,000    4,557      6,454      9,174    4,017      5,914       8,634
  11         13,425      100,000   100,000    100,000    4,967      7,269     10,711    4,517      6,819      10,261
  12         15,042      100,000   100,000    100,000    5,350      8,102     12,396    5,035      7,787      12,081
  13         16,739      100,000   100,000    100,000    5,708      8,956     14,246    5,528      8,776      14,066
  14         18,521      100,000   100,000    100,000    6,038      9,831     16,280    6,038      9,831      16,280
  15         20,392      100,000   100,000    100,000    6,339     10,724     18,515    6,339     10,724      18,515
  16         22,356      100,000   100,000    100,110    6,610     11,637     20,976    6,610     11,637      20,976
  17         24,419      100,000   100,000    101,195    6,841     12,561     23,680    6,841     12,561      23,680
  18         26,585      100,000   100,000    102,508    7,026     13,493     26,645    7,026     13,493      26,645
  19         28,859      100,000   100,000    104,077    7,159     14,427     29,897    7,159     14,427      29,897
  20         31,247      100,000   100,000    105,933    7,236     15,360     33,466    7,236     15,360      33,466
  25         45,102      100,000   100,000    120,810    6,538     19,825     57,309    6,538     19,825      57,309
  30         62,785      100,000   100,000    149,771    3,124     23,225     95,720    3,124     23,225      95,720
  35         85,353      100,000   100,000    202,463        0     23,451    157,892        0     23,451     157,892
  40        142,835      100,000   104,310    282,270        0     37,694    255,327        0     37,694     255,327
  45        216,198      100,000   100,000    437,619        0     30,458    416,780        0     30,458     416,780

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,843 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,843 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      275        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      777        866        958        7         96         188
   3          2,979      100,000   100,000    100,000    1,263      1,440      1,632      358        535         727
   4          4,073      100,000   100,000    100,000    1,731      2,029      2,365      691        989       1,325
   5          5,222      100,000   100,000    100,000    2,179      2,631      3,162    1,004      1,456       1,987
   6          6,428      100,000   100,000    100,000    2,608      3,248      4,029    1,298      1,938       2,719
   7          7,694      100,000   100,000    100,000    3,014      3,876      4,970    1,804      2,666       3,760
   8          9,024      100,000   100,000    100,000    3,399      4,516      5,994    2,279      3,396       4,874
   9         10,420      100,000   100,000    100,000    3,759      5,167      7,107    2,829      4,237       6,177
  10         11,886      100,000   100,000    100,000    4,104      5,841      8,336    3,564      5,301       7,796
  11         13,425      100,000   100,000    100,000    4,422      6,525      9,678    3,972      6,075       9,228
  12         15,042      100,000   100,000    100,000    4,712      7,219     11,142    4,397      6,904      10,827
  13         16,739      100,000   100,000    100,000    4,974      7,921     12,744    4,794      7,741      12,564
  14         18,521      100,000   100,000    100,000    5,204      8,632     14,496    5,204      8,632      14,496
  15         20,392      100,000   100,000    100,000    5,401      9,348     16,414    5,401      9,348      16,414
  16         22,356      100,000   100,000    100,000    5,562     10,069     18,516    5,562     10,069      18,516
  17         24,419      100,000   100,000    100,000    5,681     10,788     20,820    5,681     10,788      20,820
  18         26,585      100,000   100,000    100,000    5,752     11,500     23,345    5,752     11,500      23,345
  19         28,859      100,000   100,000    100,294    5,771     12,201     26,115    5,771     12,201      26,115
  20         31,247      100,000   100,000    101,615    5,727     12,882     29,148    5,727     12,882      29,148
  25         45,102      100,000   100,000    112,773    4,353     15,758     49,272    4,353     15,758      49,272
  30         62,785      100,000   100,000    135,403       26     16,719     81,351       26     16,719      81,351
  35         85,353      100,000   100,000    177,357        0     12,829    132,785        0     12,829     132,785
  40        149,565      100,000   100,000    238,862        0     18,997    211,919        0     18,997     211,919
  45        231,518      100,000   100,000    363,482        0          0    342,684        0          0     342,684

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $7,003 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,003 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000       323       356        389         0         0           0
   2          1,937      100,000   100,000    100,000       872       966      1,065       302       396         495
   3          2,979      100,000   100,000    100,000     1,404     1,594      1,801       699       889       1,096
   4          4,073      100,000   100,000    100,000     1,918     2,240      2,603     1,078     1,400       1,763
   5          5,222      100,000   100,000    100,000     2,411     2,901      3,475     1,736     2,226       2,800
   6          6,428      100,000   100,000    100,000     2,885     3,580      4,426     2,075     2,770       3,616
   7          7,694      100,000   100,000    100,000     3,336     4,273      5,461     2,526     3,463       4,651
   8          9,024      100,000   100,000    100,000     3,765     4,982      6,589     3,045     4,262       5,869
   9         10,420      100,000   100,000    100,000     4,168     5,704      7,816     3,538     5,074       7,186
  10         11,886      100,000   100,000    100,000     4,557     6,454      9,174     4,017     5,914       8,634
  11         13,425      100,000   100,000    100,000     4,967     7,269     10,711     4,517     6,819      10,261
  12         15,042      100,000   100,000    100,000     5,350     8,102     12,396     5,035     7,787      12,081
  13         16,739      100,000   100,000    100,000     5,708     8,956     14,246     5,528     8,776      14,066
  14         18,521      100,000   100,000    100,000     6,038     9,831     16,280     6,038     9,831      16,280
  15         20,392      100,000   100,000    100,000     6,339    10,724     18,515     6,339    10,724      18,515
  16         22,356      100,000   100,000    100,000     6,610    11,637     20,976     6,610    11,637      20,976
  17         24,419      100,000   100,000    100,000     6,841    12,561     23,682     6,841    12,561      23,682
  18         26,585      100,000   100,000    100,000     7,026    13,493     26,657     7,026    13,493      26,657
  19         28,859      100,000   100,000    100,000     7,159    14,427     29,931     7,159    14,427      29,931
  20         31,247      100,000   100,000    100,000     7,236    15,360     33,538     7,236    15,360      33,538
  25         45,102      100,000   100,000    112,719     6,538    19,825     58,010     6,538    19,825      58,010
  30         62,785      100,000   100,000    164,071     3,124    23,225     96,399     3,124    23,225      96,399
  35         85,353      100,000   100,000    234,030         0    23,451    154,618         0    23,451     154,618
  40        142,835      100,000   100,000    322,629    16,102    48,021    235,702    16,102    48,021     235,702
  45        216,198      100,000   101,647    446,766    30,755    80,506    353,846    30,755    80,506     353,846

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,843 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,843 at 6% and $0 at 12%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -------------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000       275       307        339         0         0           0
   2          1,937      100,000   100,000    100,000       777       866        958         7        96         188
   3          2,979      100,000   100,000    100,000     1,263     1,440      1,632       358       535         727
   4          4,073      100,000   100,000    100,000     1,731     2,029      2,365       691       989       1,325
   5          5,222      100,000   100,000    100,000     2,179     2,631      3,162     1,004     1,456       1,987
   6          6,428      100,000   100,000    100,000     2,608     3,248      4,029     1,298     1,938       2,719
   7          7,694      100,000   100,000    100,000     3,014     3,876      4,970     1,804     2,666       3,760
   8          9,024      100,000   100,000    100,000     3,399     4,516      5,994     2,279     3,396       4,874
   9         10,420      100,000   100,000    100,000     3,759     5,167      7,107     2,829     4,237       6,177
  10         11,886      100,000   100,000    100,000     4,104     5,841      8,336     3,564     5,301       7,796
  11         13,425      100,000   100,000    100,000     4,422     6,525      9,678     3,972     6,075       9,228
  12         15,042      100,000   100,000    100,000     4,712     7,219     11,142     4,397     6,904      10,827
  13         16,739      100,000   100,000    100,000     4,974     7,921     12,744     4,794     7,741      12,564
  14         18,521      100,000   100,000    100,000     5,204     8,632     14,496     5,204     8,632      14,496
  15         20,392      100,000   100,000    100,000     5,401     9,348     16,414     5,401     9,348      16,414
  16         22,356      100,000   100,000    100,000     5,562    10,069     18,516     5,562    10,069      18,516
  17         24,419      100,000   100,000    100,000     5,681    10,788     20,820     5,681    10,788      20,820
  18         26,585      100,000   100,000    100,000     5,752    11,500     23,345     5,752    11,500      23,345
  19         28,859      100,000   100,000    100,000     5,771    12,201     26,115     5,771    12,201      26,115
  20         31,247      100,000   100,000    100,000     5,727    12,882     29,154     5,727    12,882      29,154
  25         45,102      100,000   100,000    100,000     4,353    15,758     49,670     4,353    15,758      49,670
  30         62,785      100,000   100,000    140,270        26    16,719     82,415        26    16,719      82,415
  35         85,353      100,000   100,000    199,499         0    12,829    131,804         0    12,829     131,804
  40        149,565      100,000   100,000    271,833     6,679    34,654    198,592     6,679    34,654     198,592
  45        231,518      100,000   100,000    371,798    11,900    59,661    294,470    11,900    59,661     294,470

---------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $7,003 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,003 at 6% and $0 at 12%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     [LOGO OF JOHN HANCOCK TO APPEAR HERE]



       POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

S8144NY-M 5/98

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.


                       REPRESENTATION OF REASONABLENESS

      John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      Two prospectuses consisting of 91 pages each.

      The undertaking to file reports.

      The undertaking regarding indemnification.

      The signatures.

      The following exhibits:

I.A. (1) John Hancock Board Resolution establishing the separate account, previously filed electronically on April 26, 1996.

     (2)  Not Applicable

     (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.


          (c) Schedule of sales commissions included in Exhibit 1. A.
             (3) (a) above.

     (4)    Not Applicable

     (5) Form of scheduled premium variable life insurance policy included in the initial filing of this Form S-6 Registration Statement, filed February 22, 1994.

     (6) Charter and By-Laws of John Hancock Mutual Life Insurance Company, previously filed electronically on April 26, 1996.

     (7)    Not Applicable.

     (8)    Not Applicable.

     (9)    Not Applicable.

     (10) Form of application for Policy included in the initial filing of this Form S-6 Registration Statement, filed February 22, 1994.

2. Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement, filed in July, 1994.

4.   Not Applicable

5.   Not Applicable

6.   Opinion and consent of actuary.

7.   Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-2(b)(l2)(ii), previously filed electronically on April 26, 1996.

9. Power of attorney for Robert J. Tarr, Jr.; previously filed electronically on April 23, 1997. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish and Syron included in Post-Effective Amendment No 1 to this Form S-6 Registration Statement filed in April, 1995; power of attorney for Michael C. Hawley, previously filed electronically on April 26, 1996.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).






RAK0102.DOC

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1998.

                                    JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY

(SEAL)

                                 By STEPHEN L. BROWN
                                    ----------------
                                    Stephen L. Brown
                                      Chairman of the Board



Attest:  RONALD J. BOCAGE
         --------------------------
         Ronald J. Boacage
         Vice President and Counsel



RAK0115.DOC

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


  SIGNATURE                        TITLE                  DATE
  ---------                        -----                  ----



                       Executive Vice President
                       and Chief Financial Officer
                       (Principal Financial Officer)

THOMAS E. MOLONEY
-----------------
Thomas E. Moloney                                      April 29, 1998



JANET A. PENDLETON     Vice President/Controller
------------------     (Principal
Janet A. Pendleton     Accounting Officer)             April 29, 1998



                       Chairman of the Board and
                       Chief Executive Officer
STEPHEN L. BROWN       (Principal Executive Officer)
----------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                       April 29, 1998



FOR:   Foster L. Aborn        Vice Chairman of the Board
       William L. Boyan       Vice Chairman of the Board
       David F. D'Alessandro  President & Chief Operating Officer
     Nelson S. Gifford        Director          E. James Morton               Director
     John F. Magee            Director          Thomas L. Phillips            Director
     John M. Connors          Director          Joan T. Bok                   Director
     Robert J. Tarr, Jr.      Director          Robert E. Fast                Director
     C. Vincent Vappi         Director          Samuel W. Bodman              Director
     Randolph W. Bromery      Director          Lawrence K. Fish              Director
     I. MacAllister Booth     Director          Kathleen F. Feldstein         Director
     Michael C. Hawley        Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Mutual Variable Life Insurance Account UV, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1998.



             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                                  (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)



                                   By  STEPHEN L. BROWN
                                       ----------------
                                       Stephen L. Brown
                                       Chairman of the Board



Attest:    RONALD J. BOCAGE
           --------------------------
           Ronald J. Bocage
           Vice President and Counsel



RAK0102.DOC